EXHIBIT 4.3

                                                                  CONFORMED COPY




                             BARCLAYCARD FUNDING PLC
                                    as Issuer

                     GRACECHURCH RECEIVABLES TRUSTEE LIMITED
                             as Receivables Trustee

                       THE BANK OF NEW YORK, LONDON BRANCH

                                   as Trustee

                                       AND

                                BARCLAYS BANK PLC

                   as MTN Cash Manager and Initial Transferor

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              SECURITY TRUST DEED AND MTN CASH MANAGEMENT AGREEMENT
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                                CLIFFORD CHANCE


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            CERTAIN SECTIONS OF THIS SECURITY TRUST DEED AND MTN CASH
              MANAGEMENT AGREEMENT RELATING TO SECTIONS 310 THROUGH 318(A), INCLUSIVE OF THE TRUST INDENTURE ACT OF 1939:

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TRUST INDENTURE ACT SECTION                 SECURITY TRUST DEED SECTION
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Section 310(a)(1)                           8.4.1
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(a)(2)                                      8.4.1
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(a)(3)                                      8.6
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(a)(4)                                      8.6
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(a)(5)                                      8.4.1
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(b)                                         8.4.1
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Section 311(a)                              8.2.1(v)
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(b)                                         8.2.1(v)
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Section 312(a)                              9.1.14
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(b)                                         23.3
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(c)                                         23.3
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Section 313(a)                              8.2.1(u)
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(b)                                         8.2.1(u)
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(c)                                         8.2.1(u)
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(d)                                         8.2.1(u)
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Section 314(a)                              9.1.13
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(b)                                         9.1.16
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(c)(1)                                      2.2, 9.1.15(b)
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(c)(2)                                      9.1.15(b)
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(c)(3)                                      27
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(d)                                         27
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(e)                                         17.2
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Section 315(a)                              8
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(b)                                         8
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(c)                                         8.2.1(w)
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(d)                                         14.6
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(e)                                         N/A
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Section 316(a)                              13 and Schedule 4 and 5
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(b)                                         3.12
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(c)                                         13 and Schedule 5
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Section 317(a)(1)                           7.2.2
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(a)(2)                                      12.3.3
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(b)                                         Section 9.12 and 9.13 of the MTN
                                            Agency Agreement
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Section 318(a)                              32
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NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Security Trust Deed and MTN Cash Management Agreement.



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

                                                 CONTENTS

CLAUSE                                                                                              PAGE
1.     Definitions And Interpretation..................................................................2
2.     Series Of Notes.................................................................................3
3.     Payments On The Notes...........................................................................4
4.     Assignment, Floating Charge And Declaration Of Trust............................................7
5.     Form And Issue Of Notes And Coupons.............................................................8
6.     Establishment Of Issuer Bank Accounts In Respect Of Each Series................................12
7.     Enforcement Of Security........................................................................14
8.     The Trustee....................................................................................19
9.     Covenants By The Issuer And MTN Cash Manager...................................................30
10.    Appointment Of The MTN Cash Manager............................................................33
11.    Liability Of The MTN Cash Manager..............................................................36
12.    MTN Cash Manager Defaults......................................................................39
13.    Acknowledgement Regarding Payments.............................................................43
14.    Waiver, Authorisation And Determination........................................................43
15.    Modification...................................................................................43
16.    Noteholder Assumed To Be Couponholder..........................................................44
17.    No Notice To Couponholders.....................................................................44
18.    Holder Deemed To Be Absolute Owner.............................................................44
19.    Euroclear/Cedelbank Confirmations..............................................................45
20.    Substitution...................................................................................45
21.    Currency Indemnity.............................................................................46
22.    Protection Of Right, Title And Interest To Secured Property....................................47
23.    Notices........................................................................................47
24.    Assignment.....................................................................................48
25.    Further Assurances And Undertaking Of Non-Petition.............................................49
26.    No Waiver; Cumulative Remedies.................................................................49
27.    Release Of Collateral..........................................................................49
28.    Counterparts...................................................................................50
29.    Third Party Beneficiaries......................................................................50
30.    Actions By Noteholders.........................................................................51
31.    Merger And Integration.........................................................................51
32.    TIA Prevails...................................................................................51



33.    Governing Law And Jurisdiction.................................................................51

SCHEDULE 1           FORM OF TEMPORARY GLOBAL NOTES...................................................53

TEMPORARY GLOBAL NOTE.................................................................................54

SCHEDULE 2           FORM OF PERMANENT GLOBAL NOTES...................................................65

PERMANENT GLOBAL NOTE.................................................................................66

SCHEDULE 3           FORM OF DEFINITIVE NOTES.........................................................72

DEFINITIVE NOTE.......................................................................................73

SCHEDULE 4           TERMS AND CONDITIONS OF THE NOTES................................................80

1.     Form, Denomination And Title...................................................................81
2.     Status Of The Notes And Priority Secured Creditor..............................................82
3.     Security And Related Agreements................................................................83
4.     Restrictions...................................................................................84
5.     Interest And Other Calculations................................................................85
6.     Redemption.....................................................................................93
7.     Payments.......................................................................................94
8.     Taxation.......................................................................................95
9.     Events Of Default..............................................................................96
10.    Enforcement....................................................................................97
11.    Prescription...................................................................................98
12.    Replacement Of Notes, Coupons And Talons.......................................................99
13.    Meetings Of Noteholders, Modification, Waiver, Authorisation And Substitution..................99
14.    Notices.......................................................................................100
15.    Governing Law.................................................................................101

SCHEDULE 5           PROVISIONS FOR MEETINGS OF NOTEHOLDERS..........................................102

THIS SECURITY TRUST DEED AND MTN CASH MANAGEMENT AGREEMENT is made as a deed on the 23rd day of November 1999

BETWEEN:

(1) BARCLAYCARD FUNDING PLC, a company incorporated in England with registered number 2530163, having its registered office at 54 Lombard Street, London EC3P 3AH (the "ISSUER");

(2) GRACECHURCH RECEIVABLES TRUSTEE LIMITED, a company incorporated in Jersey with registered number 75210, having its registered office at Normandy House, Grenville Street, St. Helier, Jersey JE2 4UF (the "RECEIVABLES TRUSTEE");

(3) BARCLAYS BANK PLC, a company incorporated in England having its registered office at 54 Lombard Street, London EC3P 3AH (acting or in its capacity as cash manager the "MTN CASH MANAGER" and acting through its card issuing division, Barclaycard as initial transferor, the "INITIAL TRANSFEROR"); and

(4) THE BANK OF NEW YORK, a New York banking corporation whose London Branch is at One Canada Square, Canary Wharf, London E14 5AL, in its capacity as Trustee (the "TRUSTEE" , which term shall include wherever the context so admits, such company and all or any other persons or companies for the time being acting as the Trustee of this Deed for any series)

WHEREAS:

(A) The Initial Transferor is the legal owner of the Receivables (which terms and other capitalised terms used in these recitals bear the meaning given to them in Part 1 below).

(B) Pursuant to the terms and subject to the conditions of the RSA, the Initial Transferor, and any Additional Transferor which accedes to the RSA, will offer to sell by way of assignment all present and future Receivables arising on Designated Accounts in the Bank Portfolio to the Receivables Trustee, to hold on trust for the benefit of, inter alia, the Issuer, the Initial Transferor, any Additional Transferor and the Excess Interest Beneficiary, and the Receivables Trustee may accept such offer and will purchase such Receivables in the manner provided in the RSA.

(C) The Issuer has established a medium term note issuance programme under which it may authorise the issue of a Series of Notes, as designated in the relevant MTN Supplement, to finance the granting of an interest in the Receivables in the Securitised Portfolio by the Receivables Trustee to the Issuer.

(D) Each Series of Notes will be constituted and secured by, be subject to and have the benefit of, inter alia, this Deed and the relevant MTN Supplement to this Deed made between the Issuer, the Trustee and others to be entered on each occasion on which the Receivables Trustee grants to the Issuer further interests to Receivables arising on Designated Accounts in the Bank Portfolio.

(E) The Trustee has agreed to act as trustee for each Series in relation to which the Issuer appoints it to act as set out in the relevant MTN Supplement on the terms and subject to


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       the conditions contained in this Deed and the conditions of any related
       MTN Supplement.

NOW IT IS HEREBY AGREED as follows:

1.     DEFINITIONS AND INTERPRETATION

1.1    DEFINITIONS

       Unless the context requires otherwise, the words and phrases defined in the MTN Master Definitions Schedule of even date herewith and signed for the purposes of identification by the parties to this Deed shall have the same meanings in this Deed (including the recitals).

1.2    PRINCIPLES OF INTERPRETATION

       1.2.1 Any accounting terms not defined in the MTN Master Definitions Schedule shall have the meanings given to them under generally accepted accounting principles in the United Kingdom. To the extent that the definitions of accounting terms used in this Deed are inconsistent with the meanings of such terms under generally accepted accounting principles in the United Kingdom, the definitions contained used in this Deed shall prevail.

       1.2.2 The agreements, representations and warranties of Barclays Bank PLC in this Deed and any MTN Supplement in its capacity as Initial Transferor and MTN Cash Manager shall be deemed to be the agreements, representations and warranties of Barclays Bank PLC solely in such capacity for so long as Barclays Bank PLC acts in such capacity under this Deed.

       1.2.3  Any reference in this Deed to a Clause, paragraph, Schedule or
              Exhibit is a reference to a clause, paragraph, Schedule and Exhibit of this Deed unless otherwise specified.

       1.2.4 A time of day (including opening or closing of business) shall be construed as a reference to London time unless specified otherwise.

       1.2.5 Costs, charges, expenses or remuneration shall be deemed to include any VAT charged or chargeable in respect thereof except where the context otherwise requires.

       1.2.6 All references herein to any provision of any statute shall be construed so as to include any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under such modification or re-enactment.

       1.2.7 Save where the contrary is indicated, any reference in this Deed or any MTN Supplement or any other agreement or document shall be construed as a reference to this Deed or such MTN Supplement or such other agreement or document, as the case may be, as the same may have been, or may from time to time be, amended, varied, novated or supplemented.

       1.2.8 Words denoting the masculine gender shall include the feminine gender also; words denoting persons only shall include companies, corporations and partnerships; and words importing the singular member only shall include the plural and in each case, vice-versa.

       1.2.9 Whenever this Deed refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Deed. All other TIA terms used in this Deed that are defined by the TIA, defined in the TIA by reference to another statute or defined by SEC rule have the meanings assigned to them.

2.     SERIES OF NOTES

2.1    ISSUE OF NOTES

       The Issuer may from time to time (but subject always to Clauses 5.1 to 5.3 and the provisions of this Deed), create and issue new Series of Notes upon such terms as to ranking, interest, conversion, redemption and otherwise as the Issuer may determine at the time of issue of such Series. The Notes in any Series may differ as to interest rates and maturity and each such type of Note will comprise a Class. A Series may therefore comprise a number of Classes which may be subordinated to one or more other classes of Notes of that Series. Each Series of Notes shall be secured on, and only on, such Secured Property as may be specified in the MTN Supplement in relation to such Notes, with recourse limited to such Secured Property. The aggregate principal amount of our Notes outstanding from time to time may not exceed the Issuer Limit.

2.2    CONDITIONS PRECEDENT

       Any Notes which are to be created and issued pursuant to the provisions of Clause 2.1 shall be constituted on the execution of the relevant MTN Supplement in respect of such Notes by the Issuer and the Trustee (which shall be evidence of the consent of the Trustee to the creation of such Notes). The Issuer shall deliver such MTN Supplement to the Trustee (duly stamped or denoted with any applicable stamp duties or other documentation taxes) containing such provisions (whether or not corresponding to any of the provisions contained in this Deed) as the Trustee may require.

       Each MTN Supplement shall be accompanied by:

       2.2.1 a certificate signed by any one director of the Issuer certifying that no Event of Default has occurred;

       2.2.2 legal opinions (in form and substance satisfactory to the Trustee) from legal advisers of recognised standing in such jurisdictions as may be reasonably required by the Trustee; and

       2.2.3 such other documents as the Trustee may reasonably require (including, without limitation, a Supplementary Security Document).

2.3    PAYMENTS IN THE RELEVANT CURRENCY

       All payments in respect of, under and in connection with this Deed shall be made to the relevant Noteholders in the relevant currency specified in the terms applicable to the relevant Series.

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2.4    EACH SERIES TO BE SEPARATE

       The Notes of each Series shall form a separate Series and accordingly, save where specifically provided in this Deed, each covenant and representation provided by the Issuer in favour of the Trustee and all other rights, Liabilities and obligations of the Issuer under this Deed shall apply separately to the Notes of each Series issued by the Issuer. Accordingly, the provisions hereof shall, in relation to any Series, be read independently and the expression "TRUSTEE" shall be construed as a reference to the Trustee of such Series, the expression "NOTES" shall be construed as a reference to the Notes of such Series, the expression "NOTEHOLDERS" shall be construed as a reference to the Noteholders of such Series, the expression "SECURED CREDITOR" shall be construed as a reference to the Secured Creditors of such Series so that each Series shall be constituted as a separate security trust and that, unless otherwise expressly provided, events affecting one Series shall not affect another Series.

2.5    ALLOCATION OF COSTS

       The provisions in this Deed concerning costs, expenses, fees, remuneration and other financial obligations (whether arising under indemnities or otherwise) shall apply separately to each Series in respect of the costs, expenses, fees, remuneration and financial obligations which arise in respect of such Series (and, for the avoidance of doubt, the Secured Property in respect thereof). No such amount incurred in respect of any Series will, save as specifically provided herein, be deducted from any amount payable to the Secured Creditors in respect of any other Series, nor will any such amount be in any way charged to any other such Secured Creditors. The provisions of this Deed shall be read accordingly.

2.6    RELATED AGREEMENTS

       In relation to each Series, if specified in the Applicable Supplement, the Issuer may enter into one or more Swap Agreements or other Related Agreements with a Counterparty and/or guarantor, under which the Issuer will make payments to such Counterparty and the Counterparty will make payments to the Issuer as specified in such Swap Agreement or other Related Agreement. Each swap transaction or other form of hedging transaction evidenced by a Swap Agreement and other Related Agreement will terminate on the date specified in the Applicable Supplement, unless terminated earlier in accordance with its terms.

3.     PAYMENTS ON THE NOTES

3.1    COVENANT TO PAY

       The Issuer shall, on any date when the Notes of any Series, or any of them, become due to be redeemed in whole or in part in accordance with their Conditions, unconditionally pay or procure to be paid to or to the order of or for the account of the Trustee, the amount then becoming due on that date in respect of the Notes of each Class of such Series and shall (subject to the terms of such Series until such payment (after as well as before any judgment or other order of a competent court) unconditionally pay to or to the order of or for the account of the Trustee in respect of such specified in the relevant MTN Supplement) of the Notes of such Series then outstanding at the rate or rates set out in, or calculated from time to time in accordance with, the terms thereof and on the dates provided for in such terms, provided that:

       3.1.1 the Issuer shall only be obliged to pay such Principal Amount and interest, Deferred Interest and Additional Interest, if any, to the extent set out in this Deed and the related MTN Supplement, in respect of such Series;

       3.1.2 every payment of a Principal Amount or interest, Deferred Interest and Additional Interest, if any, in respect of Notes of such Series made to or to the order or for the account of the Principal Paying Agent as provided in the Agency Agreement shall, to such extent, satisfy such obligation except to the extent that there is failure in the subsequent payment thereof to the relevant Noteholders of such Series under the terms of the relevant Series; and

       3.1.3 in the case of any payment in respect of Notes of such a Series made after the due date or subsequent to an Event of Default in respect of such Series, payment shall not be deemed to have been made until the full amount due in accordance with the terms thereof has been received by the Principal Paying Agent or the Trustee in respect of such Series and notice to that effect has been duly given to the relevant Noteholder of such Series in accordance with such terms.

       The Trustee will hold the benefit of this covenant in relation to each Series on trust for itself and the Holders of that Series according to their respective interests.

3.2    PAYMENTS TO SECURED CREDITORS

       The Issuer shall pay to the Trustee all amounts due to the Secured Creditors of a Series in accordance with the terms and conditions of the relevant Series Documents PROVIDED, HOWEVER, that payment of any sum due to a Secured Creditor of such Series made to such Secured Creditor shall, to that extent, satisfy such obligation. This covenant shall only have effect each time obligations are owed to Secured Creditors when the Trustee shall hold the benefit of this covenant in relation to each Series on trust for itself and each Secured Creditor of such Series according to their respective interests.

3.3    DUTIES AND TAXES

       The Issuer will indemnify (with recourse limited to the proceeds of the Secured Property relating to the applicable Series) the Trustee and the Secured Creditors relating to such Series (each an "INDEMNIFIED PARTY") from and against all stamp duty, issue, registration, documentary and other similar taxes paid by any such Indemnified Party in any jurisdiction or jurisdictions in connection with any action taken by such Indemnified Party to enforce the obligations of the Issuer under this Deed in respect of such Series. The Issuer is empowered and authorised hereunder to make any filings on its own behalf and any filings relating to the Security Trust in respect of any tax matters that are deemed necessary or desirable in connection with this Deed or any MTN Supplement.

3.4    COVENANT OF COMPLIANCE

       The Issuer covenants with the Trustee separately in respect of each Series that it will comply with, perform and observe all the provisions of this Deed relating to such Series which are expressed to be binding on it in respect of such Series. The Conditions set out in Schedule 4 shall be binding on the Issuer and each Secured Creditor of each Series, save as otherwise supplemented by the MTN Supplement for such Series. The Trustee shall be entitled to enforce the obligations of the Issuer under the Series Documents in respect of a Series as if the same were set out and contained in this Deed.

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3.5    MEETING OF NOTEHOLDERS

       The provisions contained in the Fifth Schedule shall have effect in the same manner as if herein set forth.

3.6    ONLY TRUSTEE TO ACT

       For any Series, only the Trustee, at its discretion and without further notice, may pursue the remedies available under the general law or under this Deed to enforce the rights under this Deed of the Secured Creditors relating to such Series. No Secured Creditor relating to such Series shall be entitled to proceed directly against the Issuer or the assets of the Issuer to enforce the performance of any of the provisions of these presents or the other Series Documents (if any) relating to such Series unless the Trustee having become bound as aforesaid to take proceedings fails or neglects to do so within a reasonable period of time and such failure or neglect is continuing.

3.7    NON-PETITION; LIMITED RECOURSE

       The Trustee and Secured Creditors of any Series shall have recourse only to the Secured Property in respect of such Series and, once such Secured Property has been realised, shall not be entitled to take any further steps against the Issuer to recover any sum still unpaid, and all claims and all rights to claim against the Issuer in respect of each such sum unpaid shall be extinguished. In particular, no Secured Creditor in respect of any Series nor the Trustee on their behalf may (at any time, whether prior to or after the realisation of the Secured Property) institute against, or join any person in instituting against the Issuer any bankruptcy, winding up, re-organisation, arrangement, administration, insolvency or liquidation proceeding (except for the appointment of a receiver and manager pursuant to the terms of these presents in relation to such Series) or other proceeding under any similar law nor shall any of them have any claim in respect of any such sums over or in respect of any assets of the Issuer which comprise Secured Property for any other Series.

3.8    APPLICATION OF MONIES

       For each Series, all monies received by the Trustee pursuant to this Deed and the MTN Supplement relating to such Series shall, despite any appropriation of all or part of them by the Issuer, be held by the Trustee upon trust to apply in the manner and order of priority set out in such MTN Supplement.

3.9    APPLICATION OF FUNDS IN RESPECT OF VOID SERIES

       Without prejudice to the other provisions of this Clause, if the Trustee holds any moneys which represent principal, premium or interest in respect of the Notes in relation to any Series which have become void under their terms, the Trustee shall (subject to payment or provision for the payment or satisfaction of all amounts (howsoever arising) payable under Clause 8.8 to the Trustee and/or any attorney, manager, agent, delegate, receiver or other person appointed by it under this Deed in respect of such Series and subject to any claims of any Secured Creditors of such Series) pay the same to the Issuer (without prejudice to, or liability in respect of, any question as to how such payment to the Issuer shall be dealt with as between the Issuer and any other person).

3.10   APPORTIONMENT OF LIABILITIES BETWEEN SERIES

       In the event that the Trustee takes any action to enforce the Security in respect of more than one Series and is unable to apportion to a particular Series any Liabilities incurred by it, the Trustee shall apportion such Liabilities to each of the Series in respect of which such Liabilities were incurred in the proportion which the aggregate Principal Amount Outstanding in respect of each such Series bears to the aggregate Principal Amount Outstanding of all such Series (as at the date such Liabilities occurred) in respect of which such Liabilities were incurred as a whole.

3.11   PAYMENTS

       Any payment to be made in respect of any Series by the Issuer or the Trustee may be made in accordance with the terms of such Series, and any payments so made shall be a good discharge pro tanto to the Issuer or, as the case may be, the Trustee.

3.12   NO IMPAIRMENT WITHOUT NOTEHOLDER CONSENT

       Notwithstanding any other provision of this Trust Deed, the right of any Noteholder to receive payment of principal and interest on the Note, on or after the respective due dates expressed in the Note, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Noteholder.

4.     ASSIGNMENT, FLOATING CHARGE AND DECLARATION OF TRUST

       The Issuer with full title guarantee and as continuing security for all the moneys and other Liabilities payable or owing by the Issuer under this Deed hereby assigns absolutely by way of first fixed security to the Trustee all of the Issuer's right, title, and interest in and to, and the entire benefit of, the Programme Dealer Agreement and charges to the Trustee, by way of first floating charge, the whole of its undertaking and assets to the extent that such undertaking and assets are not effectively encumbered by the security created by or pursuant to any MTN Supplement or any Supplementary Security Document executed in relation to any Series and the Trustee shall hold the property so assigned or charged in this Clause 4.1 on trust for itself and the Secured Creditors of all Series, provided that such security may only be enforced and the floating charge shall crystallise in accordance with the provisions of Clause 6.

4.1    ADDITIONAL SECURITY

       Additional security in respect of each Series or (provided that the Trustee consents to the same) in respect of any transaction entered into by the Issuer relating to or connected with any arrangement for the issue of any Series of Notes shall be created in accordance with this Deed, by the MTN Supplement relating to such Series and Supplementary Security Document (if any) as may be required.

4.2    APPLICATION OF CLAUSE 4 TO MTN SUPPLEMENTS

       The following provisions of this Clause 4 shall apply to the security created in Clause 3.1 and to the Security in relation to each Series, except as may be otherwise specified in such MTN Supplement or Supplementary Security Document.

4.3    RIGHTS OF SECURED CREDITORS

       Each Secured Creditor (other than the Trustee) will belong to one of the categories of Secured Creditor set out below for the purposes of this Deed. The entitlement of any Secured Creditor to the relevant Secured Property for a given Series of Notes, unless otherwise specified herein, shall be specified in the relevant MTN Supplement. The categories of Secured Creditor (other than the Trustee) are as follows:

       (a)    NOTEHOLDER

              The beneficial entitlement of each Noteholder (and where there are Classes, any Noteholder holding one of the Classes in that Series) to a security interest in the Secured Property in relation to that Series shall be specified in the related MTN Supplement and shall be expressed to constitute or form part of that Series.

       (b)    ENHANCEMENT PROVIDER

              If the related MTN Supplement specifies that an Enhancement Provider is to be a Secured Creditor of the Secured Property in relation to that Series, the beneficial entitlement of such Enhancement Provider to a security interest in the relevant Secured Property shall be specified in the related MTN Supplement and shall be expressed to constitute or form part of that related Series.

       (c)    OTHER SECURED CREDITORS

              If the related MTN Supplement specifies that any other party is to be a Secured Creditor of the Secured Property in relation to such Series, the beneficial entitlement of such additional Secured Creditor to a security interest in the relevant Secured Property shall be specified in the related MTN Supplement.

5.     FORM AND ISSUE OF NOTES AND COUPONS

5.1    GLOBAL NOTES

       The Notes of each Series will initially be represented by a Temporary Global Note without Coupons, or Talons in, or substantially in, the form set out in Schedule 1. Interests in a Temporary Global Note will, after the date which is 40 days after the completion of the distribution of all of the Notes of the relevant Series (as determined by the Dealer) upon certification as a non-US beneficial ownership in the form set out in the Temporary Global Note, be exchangeable, in whole or in party, for interests in a Permanent Global Note in, or substantially in, the form set out in Schedule 2, or, if so specified in the MTN Supplement in respect of such Series, for Definitive Notes having, if so specified, Coupons attached as described in the Temporary Global Note. The Permanent Global Note in respect of any Series will be exchangeable for Definitive Notes having, if so specified in the MTN Supplement in respect of such Series, Coupons as described in such Permanent Global Note.

5.2    DEFINITIVE NOTES

       Each Permanent Global Note shall be exchangeable in whole but not in part for the corresponding Definitive Notes described below if:

       5.2.1 any Note of the relevant Series becomes immediately redeemable following the occurrence of an Event of Default in relation thereto; or

       5.2.2 Euroclear or Cedelbank or any other relevant clearing system is closed for business for a continuous period of 14 days (other than by reason of legal holidays) or announces an intention to cease business permanently or in fact does so; or

       5.2.3 if so specified in the MTN Supplement, at the option of the Noteholder, and upon Noteholder's request. In the case of Clauses
              5.2.1 and 5.2.2, the Issuer shall bear the cost and expense and, in the case of Clause 5.2.3, the Noteholder making such request shall bear the cost and expense.

       On or after any Exchange Date (as defined below), the bearer of a Permanent Global Note may surrender it to or to the order of the Principal Paying Agent. In exchange for a Permanent Global Note, the Issuer will deliver or procure the delivery of, an equal aggregate principal amount of duly executed and authenticated Definitive Notes corresponding thereto (in the case of Definitive Notes, having attached to them all Coupons in respect of interest which has not already been paid on such Permanent Global Note and where required, a Talon), security printed in accordance with any applicable legal and Stock Exchange requirements in, or substantially in, the form set out in this Deed. On exchange in full of the Permanent Global Note, such Permanent Global Note will be cancelled.

       "EXCHANGE DATE" means a date, other than a Saturday or Sunday, falling not less than 40 days after than on which the notice requiring exchange is given and on which banks are open for business London, Brussels and Luxembourg.

       Each Note shall be issued in respect of a Series in the denomination(s) specified in the MTN Supplement relating to such Series (serially numbered) with Coupons (and, where appropriate, a Talon) attached. Title to such Notes, Coupons, and Talons shall pass by delivery.

5.3    SIGNING OF GLOBAL NOTES

       The Global Notes shall be signed manually or in facsimile by:

       5.3.1  any one director of the Issuer; or

       5.3.2 any other person duly authorised by the Issuer on behalf of the Issuer, and shall be authenticated by signature manually be or on behalf of the Principal Paying Agent. Each such Global Note so executed and authenticated shall be a binding and valid obligation of the Issuer. The Issuer may adopt and use the signature of any person who, at the date of signing a Global Note is an authorised signatory for such purpose of the Issuer, notwithstanding that such person may for any reason (including death) have ceased to be such an authorised signatory at the time of the creation and issue of the relevant Global Note.

5.4    THE DEFINITIVE NOTES

       The Definitive Notes of each Series (if any) shall be signed manually or a facsimile by one director of the Issuer and (unless otherwise specified in the relevant MTN Supplement) shall be authenticated by or on behalf of the Principal Paying Agent. The Issuer may use the facsimile signature of any person who at the date such signature is affixed is a director of the Issuer notwithstanding that at the time of issue of any of the Notes he may have ceased for any reason to be the holder of such office. The Notes so executed and authenticated, and the Coupons and Talons, upon execution and authentication of the relevant Notes, shall be binding and valid obligation of the Issuer. The Coupons and Talons shall not be signed. Execution in facsimile of any Notes shall be binding upon the Issuer in the same manner as if such Notes were signed manually by such signatories.

5.5    ISSUE OF NOTES

       5.5.1 An issue of Notes may only be made by the Issuer in accordance with this Deed and the terms of the relevant MTN Supplement and in any event with the consent of the Initial Transferor and any Additional Transferor (such consent to be evidenced by the execution of the relevant MTN Supplement by the Transferor and such Additional Transferor as set out in this Clause 5.5); and

       5.5.2 On any Closing Date, the Issuer shall authenticate and deliver the appropriate Notes to the Common Depository. The Issuer shall not so authenticate and deliver and the Common Depository shall not accept the Notes unless the following documents have been received by the Trustee:

              (i) a MTN Supplement in respect of the Series of Notes to be issued satisfying the criteria set out in Clause 5.6 executed by each of the parties thereto (including the Transferor, any Additional Transferor and the Issuer) and specifying the Principal Terms of such Series and the supplements, amendments and variations to this Deed as a consequence thereof;

              (ii) any applicable Enhancement, as specified in such Note Supplement;

              (iii) the agreement, if any, pursuant to which the Enhancement Provider agrees to provide its Enhancement, if any;

              (iv) a Solvency Certificate, signed by a duly an authorised signatory and dated the Closing Date, from each of the Initial Transferor and any Additional Transferor and the Issuer;

              (v) each other document set out in the relevant MTN Signing and Closing Agenda.

5.6    MTN SUPPLEMENTS

       5.6.1 An MTN Supplement shall be executed in order to effect each issuance of a Series of Notes and to secure the relevant Secured Property relating to such Notes, which shall:

              (a) be executed by the Transferor, the Receivables Trustee, the Trustee and the Issuer;

              (b) set out the consent of the Transferor to such issue of Notes which shall be deemed to be given by its execution of the Note Supplement;

              (c) constitute, after the issuance of the relevant Series of Notes, a supplement by the Issuer and the Trustee to this Deed which shall thereafter be read and construed as supplemented, amended and varied by such Note Supplement;

              (d) specify the name and category of each Noteholder of the relevant Series (and Class of the relevant Notes, if applicable) and, if there is more than one Class in a Series, the rights and priorities of each Class vis-a-vis the other Classes constituting the new Series;

              (e) set out the principal terms of such Series (all such terms the "PRINCIPAL TERMS") which shall include, without limitation, the following:

                     (i) the Principal Amount Outstanding of the Notes upon issue for such Series;

                     (ii)   the Secured Property for such Series;

                     (iii)  the Closing Date;

                     (iv) the names of any accounts to be used by such Series and the terms governing the operation of any such accounts and use of moneys therein;

                     (v)    any additional Secured Creditors;

                     (vi) the terms of any Enhancement with respect to such Series, and the Enhancement Provider, if applicable;

                     (vii) the terms governing any deposit into any account provided for such Series; and

                     (viii) any other relevant terms of such Series.

              5.6.2 The Issuer shall, without any requirement to obtain the consent of the Secured Creditors of any other Series, arrange for a MTN Supplement to be executed in accordance with Clause 5.5.1 Provided, however, that such MTN Supplement shall not be executed unless each of the Issuer and the Trustee are of the opinion that the execution of such MTN Supplement and the issue of the Notes of the related Series will not be materially prejudicial to the rights, benefits and interests of the Secured Creditors of any other Series.

              5.6.3 The Issuer shall be entitled to assume that the execution of the Note Supplement and the issue of the Notes of the related Series will not be materially prejudicial to the rights, benefits and interests of the Secured Creditors of any other Series and in particular will not be materially prejudicial to the timing and distribution of payments to such other Secured Creditors of such Series if it receives written confirmation from:

                     (a) each relevant Rating Agency that the issue of Notes of the relevant Series will not result in such Rating Agency reducing or withdrawing its then current rating on any outstanding Associated Debt for any other Series;

                     (b) an investment banking firm or commercial bank recognised in the United Kingdom in the form of a Director's Certificate to that effect PROVIDED, HOWEVER, that such confirmation shall be required only if on the relevant Closing Date there is one or more Series and any of the outstanding Associated Debt of the Noteholders within such Series is not currently rated by a Rating Agency.

                     Such written confirmation shall be conclusive evidence for the purposes of Clause 5.5.2 that the rights, benefits and interests of the Secured Creditors of any other Series have not been materially prejudiced.

              5.6.4 By its execution of a MTN Supplement, each Secured Creditor consents and confirms that the security trust for the benefit of the relevant Secured Creditor under this Deed, any MTN Supplement and any Supplemental Security Document may be supplemented, amended and varied from time to time in accordance with the terms of this Deed and any such additional MTN Supplement and any such Supplemental Security Document.

6.     ESTABLISHMENT OF ISSUER BANK ACCOUNTS IN RESPECT OF EACH SERIES

6.1    SERIES DISTRIBUTION ACCOUNT

       6.1.1 The Issuer will, in respect of each Series, with the consent (as evidenced by the execution of this Deed and each relevant MTN Supplement) of the Trustee, open a Series Distribution Account, such account to be operated and maintained by the Issuer in accordance with the provisions of this Deed and the relevant MTN Supplement.

       6.1.2 The Issuer at all times shall maintain accurate records reflecting each transaction in each Series Distribution Account and in any ledger relating thereto.

6.2    ADDITIONAL ISSUER ACCOUNTS

       6.2.1 The Issuer may, with the consent of the Trustee, from time to time open Additional Issuer Accounts (in its name or to be designated as opened on trust for the Issuer if opened for the benefit of the Issuer by the Trustee) at the Operating Bank or at any other Qualified Institution as specified in any Note Supplement, PROVIDED, THAT, such Additional Issuer Accounts shall be charged to the Trustee on trust for itself and the other Secured Creditors of the Series to which such Additional Issuer Account relates.

       6.2.2 The Issuer at all times shall maintain accurate records reflecting each transaction in any Additional Issuer Account and in any ledger relating thereto.

6.3    REPLACEMENT OF OPERATING BANK

       If at any time the existing Operating Bank ceases to be a Qualified Institution, the Operating Bank shall under the terms of the MTN Bank Agreement notify the Issuer and the Trustee and the Issuer or, after the security has become enforceable, the Trustee, as the case may be, shall within 10 Business Days of being notified establish a new Issuer Account in respect of each Issuer Account then established at the existing Operating Bank meeting the conditions specified with respect to each such Issuer Account with a Qualified Institution which shall become the new Operating Bank, and shall transfer any cash or any investments standing to the credit of each existing Issuer Account to the relevant new Issuer Accounts. If the Issuer shall fail to establish the new Issuer Accounts as required by this Clause 6.3, the Trustee shall be entitled to establish the Issuer Accounts itself and to make such transfers on behalf of the Issuer and the Trustee is hereby authorised and empowered (upon such failure by the Issuer) for such purpose to execute and deliver on behalf of the Issuer, as its attorney, all documents, records and other instruments upon the failure of the Issuer to execute or deliver such documents, records or instruments, and to do and to accomplish all other acts or things necessary or appropriate to effect such establishment and transfers.

6.4    POWERS OF INVESTMENT

       6.4.1 Subject to the terms of the relevant MTN Supplement, the Issuer shall have no power of investment.

       6.4.2 The Issuer and the Trustee acknowledge that subject to the obligations of the Issuer to allocate or distribute funds in accordance with this Deed and any MTN Supplement, the Security Trustee may give (and the Security Trustee agrees to give) the Issuer instructions consistent with the terms of this Deed and any MTN Supplement with regard to undertaking investments in accordance with the provisions of this Deed.

6.5    APPLICATION OF MONIES IN ADDITIONAL ISSUER ACCOUNTS

       Amounts deposited in Additional Issuer Accounts shall be applied in accordance with the provisions of any related MTN Supplement and Clause 6.4.

6.6    PAYMENTS - CURRENCY OF ACCOUNT AND PAYMENT METHOD

       6.6.1 Sterling is the currency of account and payment for each and every sum at any time due from any Person hereunder, PROVIDED, HOWEVER, that:

              (a) each payment in respect of costs shall be made in the currency in which the same were incurred; and

              (b) each payment which is expressed herein to be payable in another currency shall be made in that other currency.

       6.6.2 On each date upon which this Deed or any MTN Supplement hereto requires an amount to be paid by or on behalf of the Receivables Trustee to the Issuer, the Receivables Trustee shall, save as expressly provided otherwise herein, make the same available to the Issuer by payment in Sterling and in same day funds to such account and bank in London as the Issuer shall have specified in writing for this purpose no later than midday on the day that such amount becomes payable.

7.     ENFORCEMENT OF SECURITY

7.1    EFFECT OF AN ENFORCEMENT NOTICE

       7.1.1 If, at any time while any of the Secured Obligations in respect of a Series remain outstanding, an Insolvency Event occurs then the Trustee shall, by written notice to the Issuer (an "ENFORCEMENT NOTICE") declare all of the Notes in respect of all Series to be immediately repayable and the security created pursuant to Clause 4 and each MTN Supplement and Supplementary Security Document to become enforceable, the floating charge created pursuant to Clause 4 will crystallise as of the date of such notice and the Trustee shall appoint an administrative receiver.

       7.1.2 Unless directed by a court of competent jurisdiction to do so or unless each of the Rating Agencies confirms that to do so would result in a downgrade or withdrawal of its then current rating of any outstanding Associated Debt in respect of the relevant Series in respect of which the Secured Property has become enforceable, the Trustee shall after the Security over the relevant Secured Property has become enforceable if directed by written resolution signed by Noteholders holding Notes of more than 66(2)/3 per cent. of the Principal Amount Outstanding in respect of such Series as of the preceding Determination Date or, where applicable, the Priority Secured Creditor of such Series, appoint a Receiver of the Secured Property Provided that the Trustee shall not appoint more than one Receiver of the Secured Property in relation to those Series the Security in respect of which has, at any time, become enforceable.

       7.1.3 The exclusion of any part of the Secured Property of any Series from the appointment of the Receiver shall not preclude the Trustee from subsequently extending his appointment (or that of the Receiver replacing him) to that part.

       7.1.4 Upon receipt of notice of a petition to a court of competent jurisdiction for an administration order to be made on application by a creditor or creditors of the Issuer, the Trustee shall forthwith appoint a Receiver or Receivers (being, for the avoidance of doubt, an administrative receiver or similar officer falling within the definition of "administrative receiver" under
              Section 29(2) of the Insolvency Act 1986) of the whole of the Secured Property in relation to all Series outstanding and the floating charge created pursuant to Clause 4.

       7.1.5 The appointment of any Receiver shall include a direction in relation to those Series in respect of which the Security has not become enforceable to continue all the existing contracts in relation to such Series and carry on the existing business of the Issuer in relation to such Series.

7.2    ENFORCEMENT INSTRUCTIONS TO TRUSTEE AND DISCRETION OF TRUSTEE

       7.2.1 The Trustee and any Receiver shall only be required to take any action to enforce or protect the Security in relation to a Series and act pursuant thereto if instructed to do so by a written resolution signed by Noteholders holding Notes of more than 66(2)/3 per cent. of the Principal Amount Outstanding of such Series as of the preceding Determination Date or, where applicable, the Priority Secured Creditor of such Series and may refrain from exercising any right, power or discretion vested in it by these presents unless and until instructed by a written resolution signed by Noteholders holding Notes of more than two-thirds of the Principal Amount Outstanding of such Series as of the preceding Determination Date as to whether or not any such right, power or discretion is to be exercised and as to the manner in which it should be exercised.

       7.2.2 Notwithstanding the foregoing, at any time after the Notes, or any of them, shall have become due and repayable in accordance with the Conditions and shall not have been repaid (including, without limitation, following a default in payment of principal or interest thereunder), but subject to the provisions of Note Condition 10, the Trustee may at its discretion and without further notice, recover judgment in its own name and as trustee of an express trust against the Issuer for the whole amount of principal and interest remaining unpaid and take such other steps and/or institute such proceedings as it may think fit against, or in relation to, the Issuer and/or such steps as it may think fit to enforce the security created in favour of the Trustee by, and contained in this Deed and MTN Supplement and to enforce its obligations under this Deed and such MTN Supplement including, without limitation, to enforce repayment of the Notes together with accrued interest and any other moneys payable pursuant to this Deed and such MTN Supplement, provided that the Note Trustee shall be bound by the terms of this Deed and the relevant MTN Supplement in determining the priority in which any moneys received by it shall be applied.

7.3    POWERS OF A RECEIVER

       If the Trustee appoints a Receiver or administrative receiver pursuant to Clause 7.1, the following provisions shall have effect in relation thereto:

       7.3.1 such appointment may be made either before or after the Trustee has taken possession of any Secured Property relating to any Series;

       7.3.2 such Receiver may be vested by the Trustee with such powers and discretions as the Trustee has and may think expedient and may, subject as provided in Clause 7.1, (i) sell or concur in the sale all or any of the Secured Property, or assign or release all or any of the Secured Property, or (ii) continue the business of the Issuer as a going concern with respect to the Secured Property, in each case without restriction and on such terms and for such consideration (if any) as he may think fit and may carry any such transaction into effect by conveying, transferring and delivering in the name or on behalf of the Issuer or otherwise;

       7.3.3 such Receiver shall in the exercise of his powers, authorities and discretions conform to regulations from time to time made by the Trustee;

       7.3.4 the Trustee may from time to time fix the remuneration of such Receiver and direct payment thereof out of moneys accruing to him in the exercise of his powers as such; provided, however, that such remuneration shall only be payable from such sums as are realised in respect of those Series the Secured Property in respect of which are the subject of the appointment of such Receiver;

       7.3.5 the Trustee may from time to time and at any time require any such Receiver to give security for the due performance of his duties as Receiver and may fix the nature and amount of the security to be so given but the Trustee shall not be bound in any case to require any such security;

       7.3.6 save insofar as otherwise directed by the Trustee, all moneys in respect of any Series from time to time received by such Receiver shall be paid over forthwith to the Trustee to be held by it in accordance with the provisions of Clauses 6.1 to 6.3 as amended by the relevant Note Supplement;

       7.3.7 every such Receiver shall be the agent of the Issuer for all purposes and the Issuer alone shall be responsible for his acts, defaults and misconduct, and the Trustee and the Secured Creditors of any Series shall not incur any liability therefor or by reason of its or their making or consenting to the appointment of a person as a Receiver under these presents; and

       7.3.8 none of the Trustee and the Secured Creditors of any Series shall be in any way responsible for any misconduct or negligence on the part of any such Receiver.

7.4    POWER OF SALE

       Notwithstanding any other provision of this Deed, the Notes of any Series shall be deemed for the purposes of Section 101 of the Law of Property Act 1925 to have become due within the meaning of that Section and the power of sale and other powers conferred on mortgagees by the Law of Property Act 1925 as varied or extended by these presents including the power to appoint a Receiver shall arise immediately on execution of the relevant MTN Supplement.

7.5    PROCEEDS OF ENFORCEMENT HELD ON TRUST

       For each Series, all moneys received by the Trustee in respect of the Security or the Secured Property relating to such Series shall be held by the Trustee upon trust to apply the same as provided in the relevant MTN Supplement.

7.6    FURTHER ASSURANCE

       For each Series, the Issuer shall execute and do all such assurances, acts and things as the Trustee may reasonably require (including, without limitation, the giving of notices of assignment and the effecting of filings or registrations in any jurisdiction) for perfecting or protecting the Security and from time to time and at any time after the Security or any part thereof has become enforceable shall execute and do all such assurances, acts and things as the Trustee may reasonably require for facilitating the realisation of, or enforcement of rights in respect of, all or any of the Secured Property relating to such Series and the exercise of all powers, authorities and discretions vested in the Trustee or in any Receiver of all or any of the Secured Property relating to such Series. For the purposes of this Clause 7.6, a certificate in writing signed by the Trustee to the effect that any particular assurance act or thing required by it is reasonably required shall be conclusive evidence of the fact.

7.7    TRUSTEE'S POWER TO BORROW

       For each Series, the Trustee may raise and borrow money on the security of all or any of the Secured Property relating to such Series for the purpose of defraying any Liabilities paid or incurred by it in relation to these presents relating to such Series or in the exercise of any of the powers contained in these presents relating to such Series. The Trustee may raise and borrow such money at such rate of interest and generally on such terms and conditions as it shall think fit and may secure the repayment of the money so raised or borrowed with interest on the same by mortgaging or otherwise charging all or any of the Secured Property relating to such Series in such manner and form as the Trustee may think fit (which mortgage or other charge may rank in priority to, pari passu with or after the Security) and for such purposes may execute and do all such assurances and things as it may think fit and no person lending any such money shall be concerned to enquire as to the propriety or purpose of the exercise of any power of the Trustee or to see to the application of any money so raised or borrowed.

7.8    EXTENT OF TRUSTEE'S LIABILITY

       For each Series, the Trustee shall not, nor shall any Receiver appointed as aforesaid nor any attorney, agent or delegate of the Trustee by reason of taking possession of all or any of the Secured Property relating to such Series or any other reason whatsoever and whether as mortgagee in possession or on any other basis whatsoever be liable to account for anything except actual receipts or be liable for any loss or damage arising from realisation of, or enforcement of rights in respect of, all or any of the Secured Property relating to such Series or any other property, assets, rights or undertakings of whatsoever nature (including but not limited to any other Secured Property) whether or not owned by the Issuer or any other person or in which the Issuer or such other person has an interest, from any act, default or omission in relation to all or any of the Secured Property relating to such Series or any other property, assets, rights or undertakings of whatsoever nature (including but not limited to any other Secured Property) whether or not owned by the Issuer or any other person or in which the Issuer or such other person has an interest, or from any exercise or non-exercise by it of any power, authority or discretion conferred upon it in relation to all or any of the Secured Property relating to such Series or any other property, assets, rights or undertakings of whatsoever nature (including but not limited to any other Secured Property) whether or not owned by the Issuer or any other person or in which the Issuer or such other person has an interest, by or pursuant to these presents relating to such Series or otherwise.

7.9    POWERS IN ADDITION TO STATUTE

       For each Series, the powers conferred by this Deed in relation to all or any of the Secured Property in respect of such Series on the Trustee or on any Receiver of all or any of the Secured Property shall be in addition to and not in substitution for the powers conferred on mortgagees or receivers under the Law of Property Act 1925 and the Insolvency Act 1986 and where there is any ambiguity or conflict between the powers contained in such Act and those conferred by these presents the terms of these presents shall prevail.

7.10   DUTY OF ENQUIRY

       For each Series, no person dealing with the Trustee or with any Receiver of all or any of the Secured Property in respect of such Series appointed by the Trustee shall be concerned to enquire whether any event has happened upon which any of the powers, authorities and discretions conferred by or pursuant to these presents in relation to such Secured Property in respect of such Series or any other Secured Property or any other property, assets or undertaking are or may be exercisable by the Trustee or by any such Receiver or otherwise as to the propriety or regularity of acts purporting or intended to be in exercise of any such powers, authorities or discretions and all the protections to purchasers contained in Sections 104 and 107 of the Law of Property Act 1925 shall apply to any person purchasing from or dealing with the Trustee or any such Receiver in like manner as if the statutory powers of sale and of appointing a Receiver in relation to such Secured Property in respect of such Series or any other Secured Property or any other property, assets or undertaking had not been varied or extended by these presents.

7.11   RELEASE OF SECURITY

       Upon proof being given to the satisfaction of the Trustee that the Issuer is under no further actual or contingent liability, present or future, under these presents in respect of any Series, the Trustee shall at the written request and cost of the Issuer execute and do all such deeds, acts and things as may be necessary to reassign and release the Secured Property in respect of such Series from the Security and the trust contained in these presents.

7.12   CONTINUING SECURITY

       The Security constituted by these presents is continuing security for the performance of the Secured Obligations notwithstanding any intermediate payment in respect of the Secured Obligations and shall be in addition to any other security, rights or remedies which the Trustee may have.

7.13   POWER OF ATTORNEY AND FURTHER ASSURANCE

       7.13.1 The Issuer hereby further covenants with and undertakes to the Trustee that it will from time to time upon demand pursuant to an Enforcement Notice execute, at its own cost, any document or do any act or thing which the Trustee or the Receiver may specify with a view to after service of an Enforcement Notice, facilitating the exercise, or the proposed exercise, of any of their powers.

       7.13.2 Subject to the provisions of Clause 6.5 for the purpose of securing the interest of the Trustee and the Secured Creditors in and to the Secured Property and the performance of its obligations to the Trustee and the Secured Creditors, whether under or pursuant to this Deed or in relation to the Secured Property, the Issuer irrevocably for value and by way of security appoints the Trustee and every Receiver to be its attorney (with full power to appoint substitutes or to sub-delegate, including power to authorise the person so appointed to make further appointments) on behalf of the Issuer and in its name or otherwise, to execute any document or do any act or thing which the Trustee or such Receiver (or such substitute or delegate) may, in its or his absolute discretion, properly consider appropriate in connection with the exercise of any of the rights or powers of the Trustee or the Receiver under or pursuant to this Deed or any Related Document PROVIDED, HOWEVER, that the appointment comprised in this

              Clause 7.13.2 shall not entitle any person to act as attorney of the Issuer until such time as Insolvency Event has occurred.

       7.13.3 The Issuer hereby ratifies and confirms and agrees to ratify and confirm whatever any such attorney shall lawfully do or purport to do in the exercise or purported exercise of all or any of the powers, authorities and discretions referred to in this Clause
              7.13 investment by the Trustee

8.     THE TRUSTEE

8.1    DUTIES OF THE TRUSTEE

       8.1.1 The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Deed to the extent required or permitted under and in compliance with applicable law and regulations.

       8.1.2 The Trustee shall consent to the operation of the Issuer Accounts for each Series by the Issuer and the MTN Cash Manager in accordance with the provisions of this Deed and any MTN Supplement.

       8.1.3 After any Security has become enforceable, the Trustee shall, if it has actual knowledge of the same, act promptly to exercise its rights under any bank mandate relating to a Issuer Account in respect of which it is a beneficiary of a trust declared over such account to prevent monies representing Secured Property being paid from such Issuer Account to a bank account which is not a Issuer Account and which was overdrawn at the close of business on the preceding Business Day (unless the Trustee shall have received evidence satisfactory to it that such overdraft has been satisfied). The Trustee shall cease to exercise such rights at such time as the relevant bank account ceases to be overdrawn.

       8.1.4 The Trustee shall maintain proper books of account in respect of its duties as trustee of the Secured Property in respect of each Series and shall maintain records of all assets held by it and all payments made by it in such capacity.

       8.1.5 The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of any Secured Creditor in respect of a Series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust, discretion or power conferred upon the Trustee in relation to such Secured Creditor, under this Deed or any Series Document.

       8.1.6 The Trustee shall not be charged with knowledge of any failure by the MTN Cash Manager referred to in Clause 12.1 unless the Trustee receives written notice of such failure from the MTN Cash Manager or any Secured Creditor adversely affected thereby.

       8.1.7 The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it believes that the repayment of such funds or adequate indemnity against such risk or liability is not assured to it to its reasonable satisfaction, and none of the provisions contained in this Deed or any Series Document shall in any event require the Trustee to perform, or be responsible for the manner of the performance of, any of the obligations of the MTN Cash Manager under this Deed or the Servicer under the Beneficiaries Servicing Agreement.

       8.1.8 Except for actions expressly authorised herein or in any MTN Supplement, the Trustee shall take no action to impair the interests of the Secured Creditors in relation to their beneficial interest in a security interest in the relevant Secured Property relating to such Series, now existing or hereafter created or to impair the value of their beneficial interest in a security interest in the relevant Secured Property in respect of such Series now existing or hereafter created.

       8.1.9 Other than as expressly contemplated in this Deed or any Series Document, the Trustee shall have no power to deal with Secured Property in relation to any Series.

       8.1.10 In relation to its obligations set forth in Clause 7.1, the Trustee shall not be obliged to act accordingly unless:

              (i)    it has actual knowledge of an Event of Default; or

              (ii)   it satisfies itself that an Event of Default has occurred,

              provided that the Trustee shall not act in accordance with such obligations if to do so is in breach of any of its obligations in law or under the Series Documents.

8.2    CERTAIN MATTERS AFFECTING THE TRUSTEE

       8.2.1 Except as otherwise provided in this Deed (and, except as expressly provided in this Clause 8.2, in lieu of the provisions contained in section 315(a) of the TIA):

              (a) the Trustee may call for, and shall not be bound to make, any investigation into the fact of matters stated in, and shall be protected in acting, or in refraining from acting in accordance with any resolution, Director's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to this Deed or any Series Document by the proper party or parties whether or not the same shall subsequently be found not to have been duly authorised or not to be authentic;

              (b) the Trustee may rely on any Opinion of Counsel addressed to it, and any such Opinion of Counsel shall be full and complete authorisation and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

              (c) the Trustee shall be entitled to assume, for the purposes of exercising any power, trust, authority, duty or discretion under or in relation to any Series

                     Document that such exercise will not adversely affect the beneficial interest of the Secured Creditors in a security interest in respect of the Secured Property of the relevant Series if each Rating Agency has given written confirmation that such Rating Agency would not reduce or withdraw its then current rating of any outstanding Associated Debt in respect of the relevant Series as a result of such exercise;

              (d) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorised or within the discretion or rights or powers conferred upon it by this Deed or any Series Document;

              (e) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian;

              (f) the Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Designated Accounts in respect of the Securitised Portfolio or the Receivables in respect of such Designated Accounts for the purpose of establishing the presence or absence of defects, the compliance by Initial Transferor or any Additional Transferor with its representations and warranties or for any other purpose;

              (g) the Trustee shall not be responsible for obtaining or maintaining any rating awarded by any Rating Agency or any other person in respect of any Associated Debt;

              (h) the Trustee shall not be responsible for failing to request, require or receive any legal opinion relating to any MTN Supplement or for checking or commenting upon the content of any legal opinion;

              (i) the Trustee, is entitled to assume no Event of Default has occurred unless it has actual knowledge to the contrary;

              (j) if the Trustee, in the exercise of its functions, requires to be satisfied or to have information as to any fact or the expediency of any act, it may call for a Director's Certificate of the Issuer, the Initial Transferor, any Additional Transferor, the Servicer or the MTN Cash Manager as to any matter reasonably believed by the Trustee to be within their knowledge and the Trustee need not call for further evidence and will not be responsible for any loss occasioned by acting on such certificate;

              (k) the Trustee will not be responsible for having acted in good faith on a written communication received by it from a proper person and believed by it to be genuine whether or not the same later proved not to have been issued with due authority or to be authentic;

              (l) any consent or approval given by the Trustee for the purposes of these presents may be given on such terms and subject to such conditions (if any) as the Trustee thinks fit and notwithstanding anything to the contrary contained in these presents may be given retrospectively;

              (m) the Trustee shall not (unless and to the extent ordered so to do by a court of competent jurisdiction) be required to disclose to a Secured Creditor or any other beneficiary of the trusts created by this Deed any information (including, without limitation, information of a confidential financial or price-sensitive nature) made available to the Trustee by the Issuer, Receivables Trustee, the Initial Transferor, any Additional Transferor, the Servicer, the Trust Cash Manager or the MTN Cash Manager or any other person in connection with the trusts created by this Deed and no Secured Creditor or any other beneficiary of such trusts shall be entitled to take any action to obtain from the Trustee any such information;

              (n) if the Trustee performs the functions of MTN Cash Manager it shall be entitled to retain for its own benefit of all fees and remuneration (calculated and allocated in accordance with the provisions of the relevant MTN Supplement) which it is paid for performing such functions;

              (o) the Trustee shall not be liable to account for any fees, commissions, profits or remuneration of any kind it may receive if it assumes any role in relation to the Initial Transferor, any Additional Transferor, the MTN Cash Manager, the Issuer or any securities or debts issued by or outstanding of them and the Trustee may acquire and dispose of securities issued by any of them without being liable to account as aforesaid other than for the wilful misconduct or gross negligence of the Trustee, its employees or agents in connection with such acquisition or disposal.

              (p) unless specified otherwise in a MTN Supplement, the Trustee shall have regard only to the interests of the Noteholders in respect of any Series and not to the interests of any other Secured Creditor in respect of any Series and shall have no duties to any Secured Creditor other than the Noteholders other than to pay to them any monies it holds on trust for them in respect of any Series;

              (q) the Trustee shall have regard to the interest of the Noteholders in respect of any Series as a Class and not to their individual interests and save that if there is in the opinion of the Trustee a conflict between the interests of Noteholders in respect of any Series it shall have regard only to the interests of the Class ranking most senior in such Series and shall not be liable to other Noteholders in such Series for doing so;

              (r) whenever it considers it expedient in the interests of the Noteholders in respect of any Series, the Trustee may, in the conduct of its trust business, instead of acting personally, employ and pay an agent selected by it, whether or not a lawyer or other professional person, to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Trustee (including the receipt and payment of money). If the Trustee exercises reasonable care in selecting such agent, it shall not be responsible to anyone for any wilful misconduct or omission by any such agent so employed by it or be bound to supervise the proceedings or acts of any such agent;

              (s) whenever it considers it expedient in the interests of the Noteholders in respect of any Series, the Trustee may delegate to any person on any terms (including power to sub-delegate) all or any of its functions. If the Trustee exercises reasonable care in selecting such delegate, it shall not have any obligation to supervise such delegate or be responsible for any loss, liability, costs, claim, action, demand or expense incurred by reason of any wilful misconduct or gross negligence of any such delegate or sub-delegate;

              (t) the Trustee shall be entitled to call for, and rely on, a Director's Certificate from the Initial Transferor, any Additional Transferor or any Noteholder in respect of any Series as to whether such Noteholder has Associated Debt outstanding;

              (u) if required by TIA Section 313(a), within 60 days after November 15 of any year, commencing the November 15 following the date of this Deed, the Trustee shall deliver to each Noteholder a brief report dated as of such November 15 that complies with TIA Section 313(a). The Trustee also shall comply with TIA Section 313(b), (c) and (d).

                     Reports delivered pursuant to this Clause 8.2(u) shall be sent as provided in Clause 23.

              (v) the Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein. The provisions of TIA Section 311 shall apply to the Issuer as the obligor of the Notes; and

              (w) notwithstanding any additional duties imposed on the Trustee under the Trustees Act 1925 or otherwise, if an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

8.3    TRUSTEE NOT LIABLE FOR VALIDITY OR SUFFICIENCY

       The Trustee makes no representations as to the validity or sufficiency of this Deed or any Series Document or of the beneficial entitlement of the Secured Creditors of any Series to a security interest in the Secured Property in respect of such Series (other than the authentication of the relevant Notes) or of any Receivable in respect of Designated Accounts in the Securitised Portfolio or Related Document. The Trustee has no responsibility for the validity, value, sufficiency or enforceability of the security over the Secured Property.

8.4    RESIGNATION OR REMOVAL OF THE TRUSTEE

       8.4.1 This Deed shall always have a Trustee which shall be eligible to act as Trustee under TIA Sections 310(a)(1) and 310(a)(2). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. If the Trustee has or shall acquire any "conflicting interest" within the meaning of TIA Section 310(b), the Trustee and the Issuer shall comply with the provisions of TIA
              Section 310(b); Provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any Deed or Deeds under which other securities or certificates of interest or participation in other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Clause 8.4.1, the Trustee shall resign promptly in the manner and with the effect specified in Clauses 8.4.2 to 8.4.5.

       8.4.2 The Trustee, subject to clause 8.4.5 below, may at any time resign and be discharged from its obligations and duties hereby created by giving written notice thereof to the Issuer. Upon receiving such notice of resignation, the Issuer shall be vested with the power to appoint a successor Trustee and shall promptly appoint such successor Trustee as detailed in Clause 8.5 by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

       8.4.3 If at any time the Trustee shall be legally unable to act, or shall be adjudged insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Issuer may, but shall not be required to, remove the Trustee and promptly appoint a successor Trustee as detailed in Clause 8.5 by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

       8.4.4 The Secured Creditors of all Series may at any time by direction signed by all the Secured Creditors in writing addressed to the Trustee remove the Trustee and shall do so by giving written notice thereof to the Trustee. Upon such notice of removal being given; the Issuer shall be vested with the power to appoint a successor Trustee and shall promptly appoint such successor Trustee as detailed in Clause 8.5 by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee being removed and one copy to the successor Trustee.

       8.4.5 Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Clause
              8.4 shall not become effective until:

              (a) acceptance of appointment by the successor Trustee as provided in Clause 8.5 hereof (and any liability of the Trustee arising hereunder shall survive such appointment of a successor Trustee); and

              (b) confirmation has been received from each Rating Agency that the appointment of the successor Trustee will not result in such Rating Agency reducing or withdrawing its then current rating on any outstanding Associated Debt.

8.5    SUCCESSOR TRUSTEE

       8.5.1 Any successor Trustee appointed as provided in Clause 8.4 hereof shall execute, acknowledge and deliver to the Issuer and to its predecessor Trustee an instrument accepting such appointment hereunder and the transfer of the interests of the predecessor Trustee in the Secured Property in respect of each Series to such successor Trustee, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with such interests in the Secured Property in respect of each Series and all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor Trustee all documents and statements held by it hereunder, and the parties to this Deed and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required by the successor Trustee for fully and certainly vesting and confirming in the successor Trustee all such interests in Secured Property in respect of all Series and such rights, powers, duties and obligations.

       8.5.2 Upon acceptance of appointment by a successor Trustee as provided in this Clause 8.5, such successor Trustee shall give notice of such succession hereunder to all Secured Creditors of each Series.

8.6    APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE

       8.6.1 Notwithstanding any other provisions of this Deed, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Secured Property in respect of any Series may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-Trustee or co-Trustees, or separate Trustee or separate Trustees, with respect to all or any part of the Secured Property in respect of any Series, and to vest in such Person or Persons, in such capacity and for the benefit of the Secured Creditors of the relevant Series, such title to the Secured Property in respect of any Series or any part thereof, and, subject to the other provisions of this Clause 8.6, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No notice to Secured Creditors of the relevant Series of the appointment of any co-Trustee or separate Trustee shall be required under Clause 8.5 hereof.

       8.6.2 Every separate Trustee and co-Trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

              (a) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate Trustee or co-Trustee jointly (it being understood that such separate Trustee or co-Trustee is not authorised to act separately without the Trustee joining in such act), except to the extent that under any laws of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Trustee hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which circumstances such rights, powers, duties and obligations (including the holding of title to the Secured Property in respect of any Series or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate Trustee or co-Trustee, but solely at the direction of the Trustee;

              (b) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

              (c) the Trustee may at any time accept the resignation of or remove any separate Trustee or co-Trustee Provided that upon such resignation or removal, all title to any Secured Property, powers, duties, obligations, rights and trusts previously vested in such separate Trustee or co-securitising trustee shall immediately revert to the Trustee.

              8.6.3 Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate Trustees and co-Trustees, as effectively as if given to each of them. Every instrument appointing any separate Trustee or co-Trustee shall refer to this Deed and the conditions of Clauses 8.1 to 8.15. Each separate Trustee and co-Trustee, upon its acceptance of the trusts conferred, shall be vested with the rights, trusts, powers, duties and obligations specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Deed, specifically including every provision of this Deed relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the MTN Cash Manager.

              8.6.4 Any separate Trustee or co-Trustee may at any time constitute the Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Deed or any Series Document on its behalf and in its name. If any separate Trustee or co-Trustee shall die, become incapable of acting, resign or be removed, all of its rights, trusts, powers, duties and obligations shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

8.7    SUPPLEMENT TO TRUSTEE ACT 1925

       The rights, powers, duties and obligations conferred or imposed upon the Trustee by this Deed shall, unless otherwise specified herein or in any MTN Supplement, be supplemental to any rights, powers, duties and obligations conferred or imposed upon the Trustee under the law generally and in particular the Trustee Act 1925 and, except as expressly provided in this Clause 8, be in lieu of the provisions contained in section 315(a) of the TIA.

8.8 COSTS AND EXPENSES OF THE ISSUER AND REMUNERATION, COSTS AND EXPENSES OF THE TRUSTEE

       8.8.1 As full reimbursement for any costs and expenses incurred by it in connection with its activities in respect of (i) a particular Series, the Issuer shall be entitled to utilise Secured Property in respect of each Series allocated to the Secured Creditors for the relevant Series to meet such costs and expenses attributable solely to a particular Series with respect to each Monthly Period, solely to the extent of Secured Property allocable with respect thereto as provided in this Deed and any MTN Supplement, on the related Distribution Date for such Series (each such cost and expense, a "SERIES ISSUER PAYMENT" (which shall include all sums due to the Trustee under Clause 8.8.2 to 8.8.6)) and, (ii) all Series, the Issuer shall be entitled to use Secured Property in respect of all Series allocated to the Secured Creditors for each Series to meet such costs and expenses attributable to all Series with respect to each Monthly Period, solely to the extent of Secured Property allocable with respect thereto as provided in this Deed and any MTN Supplement, on the related Distribution Date for each Series (the aggregate of costs and expenses payable on a Distribution Date for all Series, the "AGGREGATE ISSUER PAYMENT AMOUNT"). The amount of any reimbursement for its activities as Issuer will be determined in accordance with the relevant MTN Supplement for each Series. For the avoidance of any doubt, the amounts due to the Trustee under Clauses 8.8.2 to 8.8.5 shall be considered expenses of the Issuer and (i) will be allocated to a particular Series Issuer Payment with reference to the particular Series the Trustee is owed an amount in respect of, and (ii) will be exclusive of VAT thereon, if applicable and any such VAT will be payable in addition thereto.

       8.8.2 So long as any Secured Obligation in respect of any Series is outstanding, the Issuer shall pay to the Trustee, on each Distribution Date, to the extent of and from the Secured Property in respect of the relevant Series as remuneration for its services as Trustee such sum on such dates in each case as they may from time to time agree. Such remuneration shall accrue from day to day from the date of this Deed.

       8.8.3 If an Event of Default, or MTN Cash Manager Default shall have occurred or if the Trustee finds it expedient or necessary or is requested by the Issuer to undertake duties that they both agree to be of an exceptional nature or otherwise outside the scope of the Trustee's normal duties under this Deed, the Issuer shall pay to the extent of and from the Secured Property in respect of any Series, on each Distribution Date, to the Trustee such additional remuneration as they may agree or, failing agreement as to any of the matters in this Clause 8.8.3 (or as to such sums referred to in Clause 8.8.2 above), as determined by an investment bank (acting as an expert) selected by the Trustee and approved by the Issuer or, failing such approval, nominated by the President for the time being of The Law Society of England and Wales. The expenses involved in such nomination and such investment bank's fee shall be borne by the Issuer. The determination of such investment bank shall be conclusive and binding on the Issuer, the Trustee and the Secured Creditors.

       8.8.4 The Issuer shall also, on demand by the Trustee, pay or discharge to the extent of and from the Secured Property in respect of any Series, to the Trustee all costs, charges, liabilities and expenses properly incurred by the Trustee in the preparation and execution of this Deed and the performance of its functions under this Deed including, but not limited to, reasonable legal and travelling expenses and any stamp, documentary or other taxes or duties paid by the Trustee in connection with any legal proceedings properly brought or contemplated by the Trustee against the Issuer or any other party to enforce any provision of this Deed or other Series Document.

       8.8.5 The Issuer shall indemnify the Trustee to the extent of and from the Secured Property in respect of any Series, in respect of all liabilities and expenses properly incurred by it or by anyone appointed by it or to whom any of its functions may be delegated by it in the proper performance of its functions and against any loss, liability, cost, claim, action, demand or expense (including, but not limited to, all reasonable costs, charges and expenses paid or incurred in disputing or defending any of the foregoing) that any of them may incur or that may be made against any of them arising out of or in relation to or in connection with, its appointment or the proper exercise of its functions.

       8.8.6 Clauses 8.8.4 and 8.8.5 shall continue in full force and effect as regards the Trustee even if it no longer is Trustee.

       8.8.7 Without prejudice to the right of indemnity by law given to trustees and subject to the provisions of Section 192 of the Companies Act 1985, the Trustee as permitted and every receiver, attorney, manager, agent, or other person appointed by the Trustee hereunder in relation to each Series shall be entitled to be indemnified to the extent of and from the Secured Property (in respect of any Series) for all liabilities and expenses properly incurred by them in the execution or purported execution of the trusts hereof or of any powers, authorities or discretions properly vested in them pursuant to these presents and against all actions, proceedings, cost, claims, and demands in respect of any matters or things done or omitted in any way related to the Secured Property, and the Trustee may retain any part of any moneys arising from the trusts hereof all sums necessary to effect such indemnity and also the remuneration of the Trustee hereinbefore provided and the Trustee shall have a lien on such Secured Property to the extent of the sum thereof for all moneys payable to it under this Clause or otherwise howsoever.

8.9 GENERAL PROVISIONS IN FAVOUR OF THE TRUSTEE AS REGARDING THE SECURED PROPERTY IN RESPECT OF EACH SERIES

       The Trustee shall accept without investigation, requisition or objection such right and title as the Issuer may have to any of the Secured Property in respect of any Series or in respect of any assets over which it shall have been granted a security interest in respect of or in relation to these presents and shall not be bound or concerned to examine or enquire into or be liable for any defect or failure in the right or title of the Issuer to all or any of the Secured Property in respect of any Series or in respect of any assets over which it shall have been granted a security interest in respect of or in relation to these presents, whether such defect or failure was known to the Trustee or might have been discovered upon examination or enquiry and whether capable of remedy or not.

8.10   INSURANCE

       The Trustee shall not be under any obligation to insure nor to procure the insurance of all or any of the Secured Property in respect of any Series or in respect of any assets over which it shall have been granted a security interest in respect of or in relation to these presents or to require any other person to maintain any such insurance.

8.11   PRE-ENFORCEMENT APPLICATION OF FUNDS

       Until such time as the Security in relation to any Series becomes enforceable the moneys standing to the credit of any account comprised in the Secured Property in respect of such Series shall be dealt with in accordance with the provisions this Deed and the Trustee shall not be responsible in such circumstances or at any other time for any loss occasioned thereby by depreciation in value.

8.12   INCREASED COSTS

       The Trustee shall have no responsibility whatsoever to the Issuer or any Secured Creditor with respect to any Series as regards any deficiency which might arise because the Trustee is subject to any tax in respect of all or any of the Secured Property relating to such Series or in respect of any assets over which it shall have been granted a security interest in respect of or in relation to these presents, the income therefrom or the proceeds thereof.

8.13   NO OBLIGATION OF ENQUIRY

       The Trustee shall not be responsible for investigating, monitoring or supervising the observance or performance by any person of their obligations in respect of the Secured Property in respect of any Series or otherwise.

8.14   DEFECTS IN SECURITY

       The Trustee shall not be liable for any failure, omission or defect in perfecting, protecting or further assuring the Secured Property in respect of any Series or in respect of any assets over which it shall have been granted a security interest in respect of or in relation to this Deed including (without prejudice to the generality of the foregoing) any failure, omission or defect in registering or filing or procuring registration or filing of or otherwise protecting or perfecting the Secured Property in respect of any Series or in respect of any assets over which it shall have been granted a security interest in respect of or in relation to this Deed or the priority thereof or the right or title of any person in or to the assets comprised therein by registering under any applicable registration laws in any territory any notice or other entry prescribed by or pursuant to the provisions of any such laws.

8.15   STANDARD OF CARE

       If the Trustee, any agent thereof or other person to whom some of the Trustee's functions are delegated hereunder fails to show the degree of care and diligence required of it as a trustee (due regard being given to the provisions hereof conferring on it duties, powers and discretions), nothing in this Deed shall relieve or indemnify it from or against any liability that would otherwise attach to it in respect of any negligence, default, breach of duty or breach of trust of which it may be guilty.

8.16   STANDARD OF PROOF

       Should the Trustee take legal or other proceedings against the Issuer to enforce any of the provisions of the Notes, or any of them or this Deed proof therein that, as regards any Note, the Issuer has made default in paying any principal or interest due in respect of such Note shall (unless the contrary be proved) be sufficient evidence that the Issuer has made the like default as regards all other Notes in respect of which the relevant payment is then due and payable. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Noteholders allowed in any judicial proceedings relating to the Issuer, its auditors or its property.

8.17   TRUSTEE'S LIABILITY

       Nothing in this Deed contained shall in any case in which the Trustee has failed to show the degree of care and diligence required of it as trustee having regard to the provisions of this Deed conferring on it any powers, authorities or discretions exempt the Trustee from or indemnify it against any liability for breach of trust or any liability which by virtue of any rule of law would otherwise attach to it in respect of any negligence, default, breach of duty or breach of trust of which it may be guilty in relation to its duties under this Deed.

9.     COVENANTS BY THE ISSUER AND MTN CASH MANAGER

9.1    COVENANTS

       The Issuer and the MTN Cash Manager, in respect of each Series, hereby covenant with the Trustee that, until (i) no further sums are outstanding in respect of any Secured Obligation issued by the Issuer; (ii) the Issuer has fulfilled and discharged all of the Secured Obligations in respect of each Series; and (iii) this Deed is terminated as between the Issuer and all the other parties, they shall in relation to their respective obligations under any Series:

       9.1.1 in the case of the Issuer, at all times carry on and conduct its affairs in a proper and efficient manner;

       9.1.2 in the case of the Issuer at all times keep proper books of account and allow the Trustee and any person appointed by it, to whom the Issuer or the Initial Transferor has no reasonable objection, access to the books of account of the Issuer at all reasonable times during normal business hours and to discuss the same with a nominated officer of the Issuer and in the event that audited financial accounts of the Issuer are produced, to provide a copy thereof to the Trustee in relation to each Series;

       9.1.3 give notice in writing to the Trustee and the Noteholders in respect of such Series forthwith upon becoming aware of the occurrence of a Series Pay Out

              Event in relation to such Series and without waiting for the Trustee to take any action;

       9.1.4 in the case of the Issuer, so far as permitted by law, at all times give to the Trustee such information and afford the Trustee such facilities as it may require for the purpose of discharging the duties, powers, trusts, authorities and discretions vested in it by this Deed or by operation of law;

       9.1.5 in the case of the Issuer, unless specified otherwise in the relevant MTN Supplement, not to make or consent to any amendment, variation or termination to any Series Document in respect of any Series or any Secured Property in respect of such Series without the prior written consent of the Trustee, such consent not to be unreasonably withheld or delayed;

       9.1.6 in the case of the Issuer not, without the prior written consent of the Trustee, give any guarantee or indemnity (other than as contemplated by the Series Documents);

       9.1.7 ensure that each Series or all other transactions to be effected hereunder shall comply with all applicable laws and regulations of any governmental or other regulatory authority of England for the purposes of any relevant MTN and relevant Series Documents and that all necessary consents and approvals of, and registrations and filings with, any such authority in connection therewith are obtained and maintained in full force and effect and copies thereof are supplied promptly to the Trustee;

       9.1.8 the Issuer shall promptly after the date hereof give notice to each relevant Person of the Security granted to the Trustee hereunder and shall procure that each such Person acknowledges the same. In addition to the foregoing, in the case of the Issuer that the Issuer shall from time to time deliver, and assist the Trustee in delivering, any other notices in relation to any Security as the Trustee may reasonably request;

       9.1.9 in the case of the Issuer, at all times maintain its residence in the United Kingdom for the purposes of United Kingdom taxation;

       9.1.10 in the case of the Issuer, at all times use its best efforts to minimise taxes and any other costs arising in connection with its activities;

       9.1.11 in the case of the Issuer, maintain a register of mortgages and charges in accordance with English law and regulations and forthwith upon the issue of a Series enter in such register, and register in any other jurisdiction where such registrations may be required, any and all mortgages or charges created by the MTN Supplement constituting and securing the Notes of such Series and, forthwith upon execution of any further instruments or documents pursuant thereto creating or purporting to create or to perfect or to protect any security interest by the Issuer, enter in such register, and register in any other jurisdiction where such registration may be required, details of such instrument or document;

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


       9.1.12 in the case of the Issuer not to take any steps in its capacity as Investor Beneficiary of the Receivables Trust (either on its own or in conjunction with any other Beneficiary of the Receivables Trust) to terminate the Receivables Trust or any sub-trust thereof.

       9.1.13 in the case of the Issuer, file with the Trustee copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Issuer is required to file with the SEC pursuant to Section 13 or 15(d) of the United States Securities Exchange Act of 1934 within 15 days after it files them with the SEC. The Issuer also shall comply with the other provisions of TIA ss. 314(a);

       9.1.14 the Issuer shall furnish or cause to be furnished to the Trustee on June 30 and December 31 of each year, commencing June 30, 2000, and at such other times as the Trustee may request in writing, all information in the possession or control of the Issuer, or of its paying agents, as to the names and addresses of the Noteholders, and requiring the Trustee to preserve, in as current a form as is reasonably practicable, all such information so furnished to it or received by it in the capacity of paying agent;

       9.1.15 (a)    upon any application, demand or request by the Issuer to
                     the Trustee to take any action under any of the provisions of this Trust Deed (other than the issuance of Notes) and upon request of the Trustee, the Issuer shall furnish to the Trustee an Officers' Certificate and Opinion of Counsel complying with the provision of Section 314 of the Trust
                     Indenture Act;

              (b) each certificate or opinion provided for in this Trust Deed and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Trust Deed shall include (i) a statement that the person making such certificate or opinion has read such condition or covenant; (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (iii) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and (iv) a statement as to whether or not the opinion of such person, such condition or covenant has been complied with; and

       9.1.16 Promptly after the execution and delivery of this Trust Deed and each supplement hereto, the Issuer will furnish to Trustee an Opinion of Counsel stating that in the opinion of such counsel, appropriate steps have been taken to protect the title of the Trustee to the Secured Property and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary; and the Issuer shall furnish to the Trustee, not more than three (3) months after the anniversary of each calendar year, commencing with calendar year 2001, an Opinion of Counsel stating either that, in the opinion of such

              Counsel, (i) such action has been taken as is necessary for the proper protection of the title of the Trustee to the Secured Property and reciting the details of such action or (ii) no such action is necessary for any of such purposes.

       The Trustee shall not be responsible for ensuring that the Issuer complies with its obligations to send the notices referred to in Clauses
       9.1.3 and 9.1.5 above to each such Secured Creditor or Noteholder (as the case may be).

9.2    STATEMENT AS TO COMPLIANCE

       The Issuer will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement signed by the principal executive officer of the Issuer, stating that

       9.2.1 a review of the activities of the Issuer during such year and of performance under this Trust Deed has been made under his or her supervision and

       9.2.2 to the best of his or her knowledge, based on such review, the Issuer has fulfilled all its obligations under this Trust Deed throughout such year, or, if there has been a default in the fulfilment of any such obligation, specifying each such default known to him or her and the nature and status thereof.

10.    APPOINTMENT OF THE MTN CASH MANAGER

10.1 The Issuer with the consent of the Trustee hereby appoints Barclays Bank PLC (and Barclays Bank PLC agrees to act) as the MTN Cash Manager for the Issuer under this Deed and any MTN Supplement. By its execution of an MTN Supplement in relation to a Series each Secured Creditor in respect thereof and the Trustee consents to Barclays acting as MTN Cash Manager in relation to such Series.

10.2   DUTIES OF THE MTN CASH MANAGER

       10.2.1 The MTN Cash Manager shall service and administer the relevant Issuer Accounts in respect of each Series and shall make the calculations in respect of allocations and collect payments due in respect of the amounts due to the Noteholders in accordance with its customary and usual procedures and shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such cash management which it may deem necessary or desirable. The MTN Cash Manager shall follow such instructions in regard to the exercise of its power and authority as the Issuer may from time to time direct until it receives notice from the Trustee that the security over the Secured Property has become enforceable and thereafter will follow such instructions as the Trustee may give it.

       10.2.2 Without limiting the generality of the foregoing, the MTN Cash Manager is hereby obliged, authorised and empowered (unless such power and authority is revoked by the Issuer or the Trustee on account of the occurrence of an MTN Cash Manager Default pursuant to Clause 11.1):

              (a) to make withdrawals from any Issuer Account as set forth in this Deed or the relevant MTN Supplement;

              (b) to instruct the Issuer to make withdrawals and payments, from the Issuer Accounts, in accordance with such instructions as set forth in this Deed and any MTN Supplement;

              (c) to instruct the Issuer in writing, as set forth in this Deed or any MTN Supplement;

              (d) to execute and deliver, in the name of the Issuer, where appropriate, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the cash administration services hereunder or in respect of any Series under an MTN Supplement and to the extent permitted under and in compliance with applicable law and regulations, to provide reasonable assistance to the Issuer, to allow the Issuer to commence enforcement proceedings with respect to delinquent payments in respect of any Series; and

              (e) to make any filing, reports, notices, applications, registrations with, and to seek any consents or authorisations from any relevant securities or other authority as may be necessary to comply with any securities or reporting requirements or other Requirement of Law (whether in relation to the Noteholders of a particular Series or the Issuer).

10.3   ISSUER'S ACKNOWLEDGEMENT OF INSTRUCTIONS FROM THE MTN CASH MANAGER

       The Issuer agrees that it shall promptly follow the instructions of the MTN Cash Manager to withdraw funds from any Issuer Account and to take any action required under any Enhancement in respect of a Series at such time as required under this Deed and any MTN Supplement. The Issuer shall execute at the MTN Cash Manager's written request such documents acceptable to the Issuer and the Trustee as may be reasonably necessary or appropriate to enable the MTN Cash Manager to carry out its cash administration duties hereunder.

10.4   MTN CASH MANAGER'S ADMINISTRATION

       The MTN Cash Manager shall not be obliged to use separate cash administration procedures, offices, employees or accounts in respect of any Series from the procedures, offices, employees and accounts used by the MTN Cash Manager in connection with other cash administration;

10.5   PROFESSIONAL INDEMNITY INSURANCE

       The MTN Cash Manager shall maintain insurance coverage against losses through wrongdoing of its officers and employees who are involved in the cash administration of the Issuer covering such actions and in such amounts as the MTN Cash Manager believes to be reasonable from time to time.

10.6   MTN CASH MANAGER COMPENSATION

       As full compensation for its cash administration activities hereunder and as reimbursement for any expense incurred by it in connection therewith, the MTN Cash Manager shall be entitled to receive the amount as specified in the relevant MTN Supplement (solely to the extent of payments received and allocated with respect thereto as provided in this Deed and in any MTN Supplement) an MTN Cash Manager fee (the "MTN CASH MANAGER FEE") with respect to each Monthly Period, payable in accordance with the relevant MTN Supplement.

10.7   REPRESENTATIONS AND WARRANTIES OF THE MTN CASH MANAGER

       Barclays, as initial MTN Cash Manager, hereby makes, and any successor MTN Cash Manager by its appointment hereunder shall make (with such modifications as the Trustee deems appropriate acting reasonably to Clause 10.7.1 to reflect the successor MTN Cash Manager's organisation) the following representations and warranties on which the Issuer has relied in appointing Barclays Bank PLC as the initial MTN Cash Manager and, whenever appropriate, any other successor MTN Cash Manager.

       10.7.1 ORGANISATION It is a company duly incorporated under the laws of England with full corporate power, authority and legal right to own its assets and conduct its business as such assets are presently owned and its business as presently conducted and with power to enter into the [Series Documents] and to exercise its rights and perform its obligations thereunder and all corporate and other action required to authorise its execution of each Series Document and its performance of its obligations thereunder has been duly taken.

       10.7.2 DUE AUTHORISATION All acts, conditions and things required to be done, fulfilled and performed in order (i) to enable it lawfully to enter into, exercise its rights under and perform and comply with the obligations expressed to be assumed by it in each Series Document, (ii) to ensure that the obligations expressed to be assumed by it in each Series Document are legal, valid and binding on it and (iii) to make each Series Document and each such assignment admissible in evidence in England have been done, fulfilled and performed save for the payment of stamp duty in the United Kingdom in respect of any such assignment under any applicable law.

       10.7.3 NO VIOLATION The execution and delivery of each Series Document by the MTN Cash Manager and the exercise of its rights and the performance of its obligations thereunder will not conflict with or violate any Requirement of Law.

       10.7.4 BINDING OBLIGATION The obligations expressly to be assumed by it in each Series Document are legal and valid obligations binding on it and enforceable against it in accordance with its terms, except
              (a) as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of the rights of creditors generally and the rights of creditors of authorised institutions under the Banking Act 1987 in particular, and (b) as such enforceability may be limited by the effect of the general principles of equity.

       10.7.5 NO PROCEEDINGS There are no proceedings or investigations pending or, to the best of its knowledge threatened against it before any court, regulatory body, arbitral tribunal or public or administrative body or agency (i) asserting the invalidity of any Series Document; (ii) seeking to prevent the entering into of any of the transactions contemplated by any Series Document; (iii) seeking any determination or ruling that, in the reasonable opinion of the MTN Cash

              Manager, would materially and adversely affect the performance by it of its obligations under any Series Document; or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of any Series Document.

       10.7.6 NO CONFLICT The execution and delivery of each Series Document and the exercise by the MTN Cash Manager of its rights and the performance of its obligations thereunder will not conflict with, result in any breach of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any agreement, indenture, contract, mortgage, trust deed or other instrument to which it is a party or by which it or any of its assets is otherwise bound.

10.8   COMPLIANCE WITH REQUIREMENTS OF LAW

       The MTN Cash Manager shall duly satisfy all obligations on its part to be fulfilled under or in connection with its cash administration duties hereunder and under any MTN Supplement, will maintain in effect all qualifications required under Requirements of Law in order to fulfil its cash administration duties hereunder and under any MTN Supplement and will comply in all material respects with all other Requirements of Law in connection with its cash administration duties hereunder and under any MTN Supplement the failure to comply with which would have a Material Adverse Effect on the interests of any Secured Creditor of any Series or any Material Adverse Effect on the interests of any Enhancement Provider in respect of any Series.

11.    LIABILITY OF THE MTN CASH MANAGER

       The MTN Cash Manager shall be liable in accordance with this Deed only to the extent of the obligations specifically undertaken by the MTN Cash Manager in such capacity herein.

11.1 MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE MTN CASH MANAGER

       The MTN Cash Manager shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

       11.1.1 the corporation formed by such consolidation or into which the MTN Cash Manager is merged or the Person which acquires by conveyance or transfer the properties and assets of the MTN Cash Manager substantially as an entirety, shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Issuer in form satisfactory to the Issuer, and the Trustee the performance of the obligations of the MTN Cash Manager hereunder (to the extent that any right, covenant or obligation of the MTN Cash Manager, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity);

       11.1.2 the MTN Cash Manager shall have delivered to the Issuer:

              (a) an Director's Certificate that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Clause 11.1 and that all conditions precedent herein provided for relating to such transaction have been complied with; and

              (b) an Opinion of Counsel that such supplemental agreement is legal, valid, binding and enforceable with respect to the MTN Cash Manager;

       11.1.3 the MTN Cash Manager shall have delivered notice to the Trustee and to each Rating Agency of such consolidation, merger, conveyance or transfer.

11.2   LIMITATION ON LIABILITY OF THE MTN CASH MANAGER AND OTHERS

       11.2.1 The directors, officers, employees or agents of the MTN Cash Manager shall not be under any liability, with respect to any Series, to the Issuer, the Trustee, any Enhancement Provider, the Secured Creditors, or any other Person hereunder or pursuant to any document delivered hereunder, it being expressly understood that all such liability is expressly waived and released by each such party as a condition of, and as consideration for, the execution of this Deed and any MTN Supplement PROVIDED, HOWEVER, that this provision shall not protect the directors, officers, employees and agents of the MTN Cash Manager against any liability which would otherwise be imposed by reason of fraud, wilful default, bad faith or gross negligence in the performance of duties or by reason of its reckless disregard of its obligations and duties hereunder or under any MTN Supplement.

       11.2.2 Except as provided in Clause 11.4 with respect to the Issuer and the Trustee and its agents, the MTN Cash Manager shall not be under any liability, in respect of any Series, to the Issuer, the Trustee and its agents, the Secured Creditors or any other Person for any action in its capacity as MTN Cash Manager pursuant to this Deed or any MTN Supplement PROVIDED, HOWEVER, that this provision shall not protect the MTN Cash Manager against any liability which would otherwise be imposed by reason of fraud, wilful default, bad faith or gross negligence in the performance of duties or by reason of its reckless disregard of its obligations and duties hereunder or under any MTN Supplement.

       11.2.3 The MTN Cash Manager may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

       11.2.4 The MTN Cash Manager shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties pursuant to this Deed which in its reasonable opinion may involve it in any expense or liability.

11.3   MTN CASH MANAGER INDEMNIFICATION OF THE ISSUER AND THE TRUSTEE

       The MTN Cash Manager shall indemnify and hold harmless the Issuer and the Trustee and its agents, from and against any reasonable loss, liability, expense, damage or injury suffered or sustained by reason of any fraud, wilful default, bad faith or gross negligence in the performance of duties or by reason of the MTN Cash Manager's reckless disregard of its obligations and duties hereunder or under any MTN Supplement pursuant to this Deed or any MTN Supplement, including, but not limited to any judgement, award, settlement, reasonable legal fees and other costs or expenses incurred in connection with the defence of any actual or threatened action, proceeding or claim PROVIDED, HOWEVER, that the MTN Cash Manager shall not:

       11.3.1 indemnify the Trustee if such acts, omissions or alleged acts or omissions constitute or are caused by fraud, negligence, or wilful misconduct by the Trustee or its agents;

       11.3.2 indemnify the Issuer or any Secured Creditors, in respect of any Series, for any liabilities, costs or expenses of the Issuer with respect to any action taken by the Trustee at the request of any Secured Creditor of any Series;

       11.3.3 indemnify the Issuer, the Trustee any Secured Creditor, in respect of any Series, as to any losses, claims or damages arising as a result of default by the Receivables Trustee, the Transferor in its capacity as Transferor, the Servicer in its capacity as Servicer or an Obligor; and

       11.3.4 indemnify the Issuer, the Trustee or the Secured Creditors, in respect of any Series, for any Liability of the Issuer, the Trustee or the Secured Creditors arising under any Tax law (or any interest or penalties with respect thereto or arising from a failure to comply therewith) required to be paid by the Issuer, the Trustee or the Secured Creditors, in respect of any Series, in connection herewith to any taxing authority.

       Any such indemnification shall be payable by the MTN Cash Manager itself and not be payable by the Issuer. The provision of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof.

11.4   THE MTN CASH MANAGER NOT TO RESIGN

       The MTN Cash Manager shall not resign, with respect to any Series, from the obligations and duties hereby imposed on it except upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which the MTN Cash Manager could take to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the MTN Cash Manager shall be evidenced as to sub-paragraph (i) above by an Opinion of Counsel and as to sub-paragraph
       (ii) by an Officer's Certificate, each to such effect delivered to the Secured Creditors of each Series and the Trustee (by delivery to the Trustee). No such resignation shall become effective until a successor MTN Cash Manager shall have assumed the responsibilities and obligations of the MTN Cash Manager in accordance with Clause 11.3 hereof.

11.5   ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING CASH
       ADMINISTRATION

       The MTN Cash Manager shall provide to the Issuer and the Trustee access to the documentation regarding the cash administration in respect of each Series in such cases where the Issuer or the Trustee is required in connection with the enforcement of the rights of any Secured Creditor of any Series, or by any Series Document or any Requirement of Law to review such documentation, such access being afforded without charge but only
       (i) upon reasonable request, (ii) during normal business hours, (iii) subject to the MTN Cash Manager's normal security and confidentiality procedures and

       (iv) at offices in the United Kingdom designated by the MTN Cash Manager. Nothing in this Clause 11.5 shall derogate from the obligation of the Transferor, the Issuer, the Trustee, any Secured Creditor of any Series or the MTN Cash Manager to observe any Requirement of Law prohibiting disclosure of information regarding the Obligors and the failure of the MTN Cash Manager to provide access as provided in this Clause 11.5 as a result of such obligations shall not constitute a breach of this Clause 11.5.

11.6   DELEGATION OF DUTIES

       In the ordinary course of business, the MTN Cash Manager may at any time delegate any duties hereunder to any Person who agrees to conduct such duties in accordance with this Deed and the terms of each MTN Supplement. Any such delegations shall not relieve the MTN Cash Manager of its liabilities and responsibility with respect to such duties, and shall not constitute a resignation within the meaning of Clause 11.4 hereof. If any such delegation is to a party other than an Affiliate of Barclays Bank PLC, notification thereof shall be given to each Rating Agency rating any Associated Debt and the Trustee.

12.    MTN CASH MANAGER DEFAULTS

       If any one of the following events (each a "MTN CASH MANAGER DEFAULT") shall occur and be continuing:

       12.1.1 any failure by the MTN Cash Manager to make any payment, transfer or deposit or to give instructions or notice to the Issuer, as the case may be, pursuant to an agreed schedule of calculations and allocations or to instruct the Issuer to make any required drawing, withdrawal or payment for any Series on or before the date occurring five Business Days after the date such payment, transfer, deposit, withdrawal or drawing or such instruction or notice is required to be made or given, as the case may be, under the terms of this Deed or any Series Document;

       12.1.2 failure on the part of the MTN Cash Manager duly to observe or perform in any respect any other covenants or agreements of the MTN Cash Manager set forth in this Deed or any Series Document which has a Material Adverse Effect on the interests of any Secured Creditor of any Series and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the MTN Cash Manager by the Issuer or the Trustee, or to the MTN Cash Manager, the Issuer and the Trustee by a Noteholder or Noteholders representing in aggregate not less than 50 per cent. of the Principal Amount Outstanding of any Class of Notes of a Series adversely affected thereby and continues to have a Material Adverse Effect on the interests of such Noteholder or Noteholders affected for such period;

       12.1.3 delegation by the MTN Cash Manager of its duties under this Deed to any other entity, except as permitted by Clause 11.6;

       12.1.4 any relevant representation, warranty or certification made by the MTN Cash Manager in this Deed or in any certificate delivered pursuant hereto proves to have been incorrect when made, which has a Material Adverse Effect on the interests of the Noteholder of any Series and continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the MTN Cash Manager by the Issuer or the Trustee or to the MTN Cash Manager, the Issuer and the Trustee by a Noteholder or Noteholders representing in aggregate not less than 50 per cent. of the Principal Amount Principal Amount Outstanding of any Class of Notes of a Series affected thereby and continues to have a Material Adverse Effect on the interests of such Noteholder or Noteholders affected for such period;

       12.1.5 the MTN Cash Manager shall consent to or take any corporate action relating to the appointment of a receiver, administrator, administrative receiver, liquidator, trustee or similar officer of it or relating to all or substantially all of its revenues and assets or an order of the court is made for its winding-up, dissolution, administration or re-organisation and such order shall have remained in force undischarged or unstayed for a period of 60 days or a receiver, administrator, administrative receiver, liquidator, trustee or similar officer of it or relating to all of its revenues and assets is legally and validly appointed;

       12.1.6 a duly authorised officer of the MTN Cash Manager shall admit in writing that the MTN Cash Manager is unable to pay its debts as they fall due within the meaning of Section 123(1) of the Insolvency Act 1986 or the MTN Cash Manager makes a general assignment for the benefit of or a composition with its creditors or voluntarily suspends payment of its obligations with a view to the general readjustment or rescheduling of its indebtedness;

       then so long as such MTN Cash Manager Default shall not have been remedied (or in the case of an MTN Cash Manager Default under Clause 12.1.7, the Servicer Default has not been remedied in accordance with the Receivables Trust Deed and Servicing Agreement), either the Issuer or the Trustee at the direction of the Noteholders representing in aggregate not less than 66(2)/3 per cent. of the aggregate Principal Amount Outstanding of any Class of Notes of a Series adversely affected by such MTN Cash Manager Default or, where applicable, the Priority Secured Creditor of such Series, by notice then given in writing to the MTN Cash Manager (a "MTN CASH MANAGER TERMINATION NOTICE"), may terminate all of the rights and obligations of the MTN Cash Manager as MTN Cash Manager under this Agreement.

       Notwithstanding the foregoing, a delay in or failure of performance referred to in paragraph (a) above for the stated period of five Business Days or under Clause 12.1.2 or 12.1.4 for the stated period of 60 Business Days, shall not constitute an MTN Cash Manager Default if such delay or failure could not have been prevented by the exercise of reasonable diligence by the MTN Cash Manager and such delay or failure was caused by an act of God, acts of declared or undeclared war, public disorder, rebellion, riot or sabotage, epidemics, landslides, lightning, fire, hurricanes, tornadoes, earthquakes, nuclear disasters or meltdowns, floods, power cuts or similar causes. The preceding sentence shall not relieve the MTN Cash Manager from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Deed and any relevant agreement and the MTN Cash Manager shall provide the Issuer, the Trustee, any Enhancement Provider of any Series and each Noteholder of any Series with a Director's

       Certificate of the MTN Cash Manager giving prompt notice of such failure or delay by it, together with a description of the cause of such failure or delay and its efforts so to perform its obligations.

12.2   EFFECT OF MTN CASH MANAGER TERMINATION NOTICE

       12.2.1 After receipt by the MTN Cash Manager of an MTN Cash Manager Termination Notice pursuant to Clause 12.1, and on the date that the MTN Cash Manager receives notification from the Issuer that a successor MTN Cash Manager has been appointed by the Issuer pursuant to Clause 12.3, all authority and power of the MTN Cash Manager under this Deed shall pass to and be vested in a successor MTN Cash Manager and, without limitation, the Issuer is hereby appointed, authorised and empowered (upon the failure of the MTN Cash Manager to co-operate in a timely manner) in order to secure the performance of the MTN Cash Manager in so doing to execute and deliver, on behalf of the MTN Cash Manager, as its attorney, all documents, records and other instruments upon the failure of the MTN Cash Manager to execute or deliver such documents, records or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of cash management rights and obligations;

       12.2.2 The MTN Cash Manager agrees to use all reasonable efforts and co-operate with the Issuer, the Trustee and such successor MTN Cash Manager in effecting the termination of the responsibilities and rights of the MTN Cash Manager to conduct servicing hereunder including, without limitation, the transfer to such successor MTN Cash Manager of all authority of the MTN Cash Manager to perform cash administration in respect of each Series provided for under this Deed.

       12.2.3 The MTN Cash Manager shall promptly transfer its electronic records or electronic copies thereof relating to cash administration in respect of each Series to the successor MTN Cash Manager in such electronic form as the successor MTN Cash Manager may reasonably request and shall promptly transfer to the successor MTN Cash Manager all other records, correspondence and documents necessary for the continued cash administration in respect of each Series in the manner and at such times as the successor MTN Cash Manager shall reasonably request.

       12.2.4 To the extent that compliance with this Clause 12.2 shall require the MTN Cash Manager to disclose to the successor MTN Cash Manager information of any kind which the MTN Cash Manager reasonably deems to be confidential, the successor MTN Cash Manager shall be required to enter into such customary licensing and confidentiality agreements as the MTN Cash Manager shall deem reasonably necessary to protect its interests.

       12.2.5 The MTN Cash Manager shall, on the date of any servicing transfer, transfer all of its rights and obligations under any Enhancement in respect of any Series with respect to any Secured Creditors to the successor MTN Cash Manager.

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


       12.2.6 Upon the termination of the appointment of the MTN Cash Manager pursuant to this Clause 12.2, any amounts in respect of each Series and any other amounts belonging to the Issuer in the possession of the MTN Cash Manager (or coming into the possession of the MTN Cash Manager at any time thereafter) shall be held on trust by the MTN Cash Manager for and to the order of the Issuer.

12.3   ISSUER TO ACT; APPOINTMENT OF SUCCESSOR

       12.3.1 On and after the receipt by the MTN Cash Manager of an MTN Cash Manager Termination Notice pursuant to Clause 12.1, the MTN Cash Manager shall continue to perform all servicing functions under this Deed until the date specified in the MTN Cash Manager Termination Notice or otherwise specified by the Issuer in writing or, if no such date is specified in such MTN Cash Manager Termination Notice or otherwise specified by the Issuer, until a date mutually agreed upon by the MTN Cash Manager and Issuer. The Issuer shall notify each Rating Agency then rating any Associated Debt of such removal of the MTN Cash Manager. The Issuer shall, as promptly as possible after the giving of an MTN Cash Manager Termination Notice, appoint a successor MTN Cash Manager which shall be an Eligible MTN Cash Manager and shall accept its appointment by a written assumption in a form acceptable to the Issuer and the Trustee.

       12.3.2 Upon its appointment, the successor MTN Cash Manager shall be the successor in all respects to the MTN Cash Manager with respect to servicing functions under this Deed and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the MTN Cash Manager by the terms and provisions hereof, and all references in this Deed to the MTN Cash Manager shall be deemed to refer to the successor MTN Cash Manager. Any successor MTN Cash Manager, by its acceptance of its appointment, will automatically agree to be bound by the terms and provisions of each agreement relating to Enhancement for any Series.

       12.3.3 In connection with such appointment and assumption, the Issuer shall be entitled to such compensation, or may make such arrangements for the compensation of the successor MTN Cash Manager out of Collections in respect of the Securitised Portfolio, as it and such successor MTN Cash Manager shall agree PROVIDED, HOWEVER, that no such compensation shall be in excess of the MTN Cash Manager Fee permitted to the MTN Cash Manager pursuant to Clause 10.6.

12.4   NOTIFICATION OF MTN CASH MANAGER DEFAULT

       Immediately upon becoming aware of any MTN Cash Manager Default, the MTN Cash Manager shall give prompt written notice thereof to the Issuer, the Trustee, each Secured Creditor in respect of any Series, each Rating Agency then rating any Associated Debt and any Enhancement Provider in respect of any Series. Upon any termination of the appointment of the MTN Cash Manager or appointment of a successor MTN Cash Manager pursuant to Clauses 10.1 to 10.4 the Issuer shall give prompt written notice thereof to the Trustee and the Principal Paying Agent.

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


12.5   WAIVER OF PAST DEFAULTS

       The Noteholders representing in aggregate not less than two-thirds of the Principal Amount Outstanding of a Class of Notes of a Series adversely affected by any default by the MTN Cash Manager may waive in writing (with a copy to the Trustee) any default by the MTN Cash Manager in the performance of its obligations hereunder or in any Series Document and its consequences, except a default in the failure to make any required deposits or payments of interest or principal relating to such Series pursuant to Clause 12.1. Upon any such waiver of a past default, such default shall be deemed not to have occurred. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. Any such waiver will bind the Trustee

13.    ACKNOWLEDGEMENT REGARDING PAYMENTS

       Each of the Issuer, the Trustee, the Receivables Trustee and the Transferor acknowledge and confirm that the Receivables Trustee shall apply any amounts due from the Issuer to the Receivables Trustee in respect of a Series in or towards satisfaction of any amounts then due to the Issuer from it in respect of any Trust Property of that Series.

14.    WAIVER, AUTHORISATION AND DETERMINATION

       The Trustee may without prejudice to its rights in respect of any subsequent breach, condition event, or act at any time, but only if an insofar as in its opinion the interests of the Secured Creditors (in relation to which it is Trustee) will not be materially prejudiced thereby, waive or authorise any breach or proposed breach by the Issuer of any of the covenants or provisions contained in this Deed in relation to such Series or determine that any Event of Default or Potential Event of Default in relation to such Series shall not be treated as an Event of Default or, as the case may be, Potential Event of Default in relation to such Series for the purposes of this Deed in relation to such Series, provided that the Trustee shall not exercise any powers conferred on it by this Clause in contravention of any express request given by the Priority Secured Creditor but so that no such request shall affect any waiver, authorisation or determination previously given or made. Any such waiver, authorisation or determination may be given or made on such terms and subject to such conditions as may seem fit and proper to the Trustee, shall be binding on the Secured Creditors of such Series and, if (but only if) the Trustee so requires, shall be notified by the Issuer to the relevant Secured Creditors of such Series in accordance with the terms of the relevant Notes as soon as practicable thereafter. The provisions of this Clause 14 shall be in lieu of section 316(a)(1)(B) of the TIA and section 316(a)(1)(B) of the TIA is hereby expressly excluded from this Deed and the Notes, as permitted by the TIA.

15.    MODIFICATION

15.1 The Trustee may, without the consent of the Secured Creditors of any Series,

       15.1.1 at any time and from time to time concur with the Issuer in making any modification to this Deed (other than the definition of "EXTRAORDINARY RESOLUTION" in paragraph 21 and the terms of paragraph 5 of Schedule 5) or any of the other Series Documents which in the opinion of the Trustee it is proper to make, provided that the Trustee is of the opinion that such modification will not be materially prejudicial to the interests of the Secured Creditors of any Series (in relation to which it is Trustee); or

       15.1.2 to this Deed or any of the other Series Documents if in the opinion of the Trustee such modification is of a formal, minor or technical nature or to correct a manifest error.

       Any such modification may be made on such terms and subject to such conditions as may seem fit and proper to the Trustee, shall be binding upon the Noteholders of such Series and any other Secured Creditor relating to such Series and, unless the Trustee agrees otherwise, shall be notified by the Issuer to the relevant Noteholders in accordance with the terms of the relevant Notes as soon as practicable thereafter.

15.2 In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Issuer or by any affiliate of the Issuer shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which the Trustee knows are so owned shall be disregarded.

16.    NOTEHOLDER ASSUMED TO BE COUPONHOLDER

       Wherever in this Deed any Trustee is required or entitled to exercise a power, trust, authority or discretion under this Deed in relation to any Series, except as ordered by a court of competent jurisdiction or as required by applicable law, the Trustee shall, notwithstanding that it may have express notice to the contrary, assume that each Noteholder in respect of such Series is the holder of all Coupons and Talons relating to such Note.

17.    NO NOTICE TO COUPONHOLDERS

       Neither the Trustee nor the Issuer shall be required to give any notice to the Couponholders or Talonholders of any Series for any purpose under this Deed and the relevant Couponholders and Talonholders shall be deemed for all purposes to have notice of the contents of any notice given to Noteholders in accordance with the Conditions.

18.    HOLDER DEEMED TO BE ABSOLUTE OWNER

18.1 The Issuer, the Trustee and any Paying Agent may (to the fullest extent permitted by applicable laws) deem and treat:

       18.1.1 the holder of any Definitive Note and the holder of any Coupon or Talon as the absolute owner of such Note, Coupon or Talon, as the case may be, for all purposes (whether or not such Note, Coupon or Talon is overdue and notwithstanding any notice of ownership or writing thereon or any notice of previous loss or theft thereof), and none of the Issuer, the Trustee or any Paying Agent shall be affected by any notice to the contrary; and

       18.1.2 so long as any Note is represented in global form, the person for the time being shown in the records of Euroclear or Cedelbank as the holder of such Note and none of the Issuer, the Trustee or any Paying Agent shall be affected by any notice to the contrary.

18.2 All payments made to any such person shall be valid and, to the extent of the sums so paid, effective to satisfy and discharge the liability for the monies payable upon such Note or Coupon.

19.    EUROCLEAR/CEDELBANK CONFIRMATIONS

       The Issuer and the Trustee may call for and shall be at liberty to accept and place full reliance on as sufficient evidence thereof a certificate or letter of confirmation signed on behalf of Euroclear or Cedelbank (or any other clearing system approved in writing by the Trustee in which Notes may for the time being be held) or any form of record made by either or any of them to the effect that at any particular time or throughout any particular period any particular person is, was or will be shown in its records as entitled to a particular interest in any global note representing Notes.

20.    SUBSTITUTION

20.1   SUBSTITUTION

       The Trustee may, without the consent of the Noteholders, agree with the Issuer to the substitution in place of the Issuer or any previous Substituted Issuer (as defined below) as the principal debtor in respect of the Notes of any other body corporate (the "SUBSTITUTED ISSUER") provided that:

       20.1.1 a trust deed or an indenture is executed or some other form of undertaking is given by the Substituted Issuer to the Trustee in form and manner satisfactory to the Trustee to be bound by the terms of this Deed and by the Conditions (with any consequential amendments which the Trustee may reasonably consider or deem to be appropriate) as fully as if the Substituted Issuer had been a party to this Deed and named herein and in the Notes as the principal debtor in respect of the Notes in place of the Issuer;

       20.1.2 the Substituted Issuer becomes a party to the relevant Series Documents or to equivalent documents acceptable to the Trustee;

       20.1.3 if a director of the Substituted Issuer certifies that the Substituted Issuer will be solvent immediately after the time at which the said substitution is to be effected, the Trustee shall not have regard to the financial condition, profits or prospects of the Substituted Issuer or compare the same with those of the Issuer (or any other Substituted Issuer substituted under this Clause);

       20.1.4 the Trustee is satisfied that the relevant transaction is not materially prejudicial to the interest of the Noteholders;

       20.1.5 confirmation is received from the rating agencies appointed in relation to any Related Beneficiary Debt issued in respect of such Series that the ratings assigned to such Related Beneficiary Debt will not be withdrawn or reduced as a result of the substitution;

       20.1.6 the Trustee shall be satisfied (by means of legal opinions in form and substance satisfactory to it or otherwise) that (i) all necessary governmental and regulatory approvals and consents necessary for, or in connection with, the assumption by the Substituted Issuer of liability as principal debtor in respect of, and of its obligations under, this Deed and (ii) such approvals and consents are at the time of substitution in full force and effect; and

       20.1.7 the Issuer or, as the case may be, the previous Substituted Issuer and the Substituted Issuer shall execute such other deeds, documents and instruments (if any) and make such representations and warranties and provide such other documentation (particularly, but not limited to, with regard to any applicable bankruptcy law) as the Trustee may require in order to be satisfied that such substitution is fully effective and comply with such other requirements in the interests of the Noteholders as the Trustee may direct.

20.2   CHANGE OF LAW

       In connection with any proposed substitution of the Issuer or, as the case may be, any previous Substituted Issuer, the Trustee, may, without the consent of the Noteholders, agree to a change of the law from time to time governing the Notes and/or this Deed and/or the Paying Agency and Agent Bank Agreement provided that such change of law, in the opinion of the Trustee, would not be materially prejudicial to the interests of the Noteholders.

21.    CURRENCY INDEMNITY

       In relation to each Series, the Issuer shall indemnify the Trustee and the Secured Creditors in respect of such Series and keep them indemnified against;

       21.1.1 any Liability incurred by any of them arising from the non-payment by the Issuer of any amount due to the Trustee, the Secured Creditors of such Series or any other beneficiary of the trusts under this Deed in respect of such Series by reason of any variation in the rates of exchange between those used for the purposes of calculating the amount due under a judgment or order in respect thereof and those prevailing at the date of actual payment by the Issuer;

       21.1.2 any deficiency arising or resulting from any variation in rates of exchange between (a) the date as of which the local currency equivalent of the amounts due or contingently due under this Deed (other than this Clause) is calculated for the purposes of any bankruptcy, insolvency or liquidation of the Issuer and (b) the final date for ascertaining the amount of the claims in such bankruptcy, insolvency or liquidation; the amount of such deficiency shall be deemed not to be reduced by any variation in rates of exchange occurring between the said final date and the date of any distribution of assets in connection with any such bankruptcy, insolvency or liquidation; and

       21.1.3 the above indemnity shall constitute an obligation of the issuer separate and independent from its obligations under the other provisions of this Deed and shall apply irrespective of any indulgence granted by the Trustee, the Secured Creditors in respect of such Series from time to time and shall continue in full force and effect notwithstanding the judgment or filing of any proof or proofs in any bankruptcy, insolvency or liquidation of the issuer for a liquidated sum or sums in respect of amounts due under this Deed (other than this Clause). Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the

              Secured Creditors in respect of such Series and no proof or evidence of any actual loss shall be required by the Issuer or its liquidator or liquidators.

22.    PROTECTION OF RIGHT, TITLE AND INTEREST TO SECURED PROPERTY

22.1   DOCUMENTS OF TITLE

       The MTN Cash Manager shall cause this Deed, all amendments hereto and/or the RSA and any other necessary documents relating to the right, title and interest to the Secured Property for any Series to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Secured Creditors for any Series or the Issuer, as the case may be, hereunder to all property comprising the Secured Property for any Series. The MTN Cash Manager shall deliver to the Issuer office copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. Barclaycard shall co-operate fully with the MTN Cash Manager in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfil the intent of this Clause 22.11.

22.2   NOTICE OF CHANGE OF ADDRESS

       The MTN Cash Manager will give the Issuer prompt written notice of any relocation of any office from which it services Secured Property in respect of any Portfolio assigned or purported to be assigned to the Issuer or keeps records concerning such Secured Property or of its principal executive office.

23.    NOTICES

       23.1.1 Unless otherwise stated herein, each communication or notice to be made hereunder shall be made in writing and may be made by telex, telefax or letter.

       23.1.2 Any communication, notice or document to be made or delivered by any one person to another pursuant to this Deed shall (unless that other person has by fifteen days' written notice to the other parties hereto specified another address) be made or delivered to that other person at the address identified below and shall be deemed to have been made or delivered when despatched and confirmation of transmission received by the sending machine (in the case of any communication made by telefax) or (in the case of any communication made by telex) when dispatched and the appropriate answerback or identification symbol received by the sender or (in the case of any communications made by letter) when left at that address or (as the case may be) ten days after being deposited in the post postage prepaid in an envelope addressed to it at that address PROVIDED, HOWEVER, that each telefax or telex communication made by one party to another shall be made to that other person at the telefax or telex number notified to such party by that other person from time to time;

              (a) in the case of the Initial Transferor, to Barclaycard, 1234 Pavilion Drive, Northampton NN4 7SG, Attention: Timothy Gaffney, facsimile number: 01604 256 822;

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


              (b) in the case of the Issuer, to 200 Aldersgate Street, London EC1A 4JJ, Attention: Company Secretary, facsimile number:
                     0207 600 5555;

              (c) in the case of the MTN Cash Manager, to 54 Lombard Street, London EC3P 3AH Attention: Relationship Manager City Markets Team, facsimile number: 0207 699 3131;

              (d) in the case of the Receivables Trustee, Normandy House, Grenville Street, St. Helier, Jersey JE2 4UF, facsimile number: 01534 814 815;

              (e) in the case of the Trustee, to Operations Department, One Canada Square, London E14 5AL, facsimile number: 0207 893 6259;

              (f) in the case of the Principal Paying Agent, to Operations Department, One Canada Square, London E14 5AL, facsimile number: 0207 893 6259;

              (g) in the case of any Secured Creditor (other than an Noteholder) for a Series, the address, if any, specified in the MTN Supplement relating to such Series; and

              (h) in the case of the Rating Agency for Associated Debt in respect of a particular Series, the address, if any, specified in the MTN Supplement relating to such Series.

23.2   SEVERABILITY OF PROVISIONS

       If any one or more of the covenants, agreements, provisions or terms of this Deed shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Deed and shall in no way affect the validity or enforceability of the other provisions of this Deed or of the rights of the Secured Creditors of any Series.

23.3   COMMUNICATIONS BY NOTEHOLDERS WITH OTHER NOTEHOLDERS

       Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Deed or the Notes. The Issuer, the Trustee, and anyone else shall have the protection of TIA
       Section 312(c).

23.4   NOTICES TO NOTEHOLDERS

       Any notice or communication mailed to Noteholders hereunder shall be transmitted by mail to such other Noteholders as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose.

24.    ASSIGNMENT

       Notwithstanding anything to the contrary contained herein, except as provided in Clause 11.2, the benefit of the Security Trust Deed and Cash Management Agreement may not be assigned by the MTN Cash Manager without the prior consent of Noteholders representing in aggregate not less than 66(2)/3 per cent. of the Principal Amount Outstanding of each Class of Notes in each Series or, where applicable, the Priority Secured Creditor of such Series,.

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25.    FURTHER ASSURANCES AND UNDERTAKING OF NON-PETITION

25.1   FURTHER ASSURANCES

       The Initial Transferor, the Trustee and the MTN Cash Manager agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Issuer more fully to effect the purposes of this Deed and each MTN Supplement.

25.2   UNDERTAKING OF NON-PETITION

       Barclays Bank PLC as Initial Transferor and initial MTN Cash Manager, hereby undertakes (and any successor MTN Cash Manager shall, by its appointment under this Deed, also undertake) to the Issuer and the Trustee for itself and as trustee for each Secured Creditor that it will not take any corporate action or other steps or legal proceedings for the winding up, dissolution or re-organisation of, or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of any Secured Creditor (unless a Secured Creditor of a Series specifies otherwise in the MTN Supplement in respect of that Series), the Issuer or any or all of the revenues and assets of any of them nor participate in any ex parte proceedings nor seek to enforce any judgement against any such Persons.

26.    NO WAIVER; CUMULATIVE REMEDIES

       No failure to exercise and no delay in exercising, in respect of any Series, on the part of the Issuer, the Trustee, any Enhancement Provider or any Secured Creditor, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

27.    RELEASE OF COLLATERAL

       Except to the extent expressly provided in this Clause 27, the Trustee shall release property from the lien of the Deed of Charge only upon receipt of an Issuer Request accompanied by an Officers' Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA ss.ss.314(c) and 314(d)(1) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

       Prior to the release of any property or securities subject to the lien of the Deed of Charge, the Issuer shall, in addition to any obligation imposed in this Clause 27 or elsewhere in this Trust Deed, furnish to the Trustee an Officers' Certificate certifying or stating the opinion of each person signing such certificate as to the fair value to the Issuer of the property or securities to be so released. The officers so certifying may consult with, and may conclusively rely upon a certificate as to the fair value of such property provided to such officers by an internationally recognized financial institution with expertise in such matters.

       Whenever the Issuer is required to furnish to the Trustee an Officers' Certificate certifying or stating the opinion of any signer thereof as to the matters described in the preceding paragraph, the Issuer shall also deliver to the Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the property to be so released and of all other such property made the basis of any such release since the commencement of the then current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to this Clause 27, is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any property so released if the fair value thereof to the Issuer as set forth in the related Officers' Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the Notes.

       Whenever any property is to be released from the lien of the Deed of Charge, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each Person signing such certificate that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

       Notwithstanding anything to the contrary contained herein, the Issuer may
       (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Transaction Documents, (B) make cash payments out of the Designated Accounts as and to the extent permitted or required by the Transaction Documents and (C) take any other action not inconsistent with the TIA.

28.    COUNTERPARTS

       This Deed may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

29.    THIRD PARTY BENEFICIARIES

       29.1.1 This Deed will inure to the benefit of and be binding upon the parties hereto, in respect of any Series, the Secured Creditors, any additional Secured Creditors named therein, and their respective successors and permitted assigns as Secured Creditors and beneficiaries of the Secured Property in respect of a relevant Series;

       29.1.2 To the extent specified in any related MTN Supplement, third parties, including any Enhancement Provider, if any, that is not a Secured Creditor of the Secured Property of a Series, may by execution of such MTN Supplement, as a matter of contract only, be entitled to the benefit of the provisions of this Deed as if such third parties were Secured Creditors hereunder and the rights of such third parties so provided shall enure to the benefit of such third parties and be binding upon the parties hereto and the Secured Creditors of the Secured Property in respect of such Series; and

       29.1.3 Except as otherwise provided in this Clause 29 and Clause 11.1 hereof, no other Person will have any right or obligation hereunder.

30.    ACTIONS BY NOTEHOLDERS

       30.1.1 Wherever in this Deed a provision is made that an action may be taken or a notice, demand or instruction given by an Noteholder of a Series, such action, notice or instruction may be taken or given by any Noteholder of such Series, unless such provision requires a specific aggregate percentage of the Principal Amount Outstanding of a Class in any Series.

       30.1.2 Any request, demand, authorisation, direction, notice, consent, waiver or other act by an Noteholder of a Series shall bind each and every successor of such Noteholder.

31.    MERGER AND INTEGRATION

       Except as specifically stated otherwise herein, this Deed sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Deed. This Deed may not be modified, amended, waived or supplemented except as provided herein.

32.    TIA PREVAILS

       If any provision of this Deed limits, qualifies or conflicts with another provision which is required to be included in this Deed by the TIA, the required provision shall prevail.

33.    GOVERNING LAW AND JURISDICTION

33.1   GOVERNING LAW

       This Deed (and the Security Trust constituted hereby) shall be governed by, and construed in accordance with the laws of England.

33.2   JURISDICTION

       33.2.1 Each of the parties hereto irrevocably agrees for the benefit of each other party that the courts of England shall have exclusive jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Deed, and for such purposes, irrevocably submit to the exclusive jurisdiction of such courts.

       33.2.2 Each of the parties hereto irrevocably waives any objection which it might now or hereafter have to the courts of England being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Deed and agrees not to claim that any such court is not a convenient or appropriate forum.

       33.2.3 Each party hereto (if it is not incorporated in England) irrevocably appoints the person specified against its name on the execution pages hereto (or, in the case of a successor Receivables Trustee the document appointing such successor Receivables Trustee) to accept service of any process on its behalf and further undertakes to the other parties hereto that it will at all times during the continuance of this Deed maintain the appointment of some person in England as its agent for the service of process and irrevocably agrees that service of any writ, notice or other document for the purposes of any suit, action or proceeding in the courts of England shall be duly served upon it if delivered or sent by registered post to the address of such appointee (or to such other address in England as that party may notify to the other parties hereto).

IN WITNESS WHEREOF, the Trustee, the MTN Cash Manager and the Initial Transferor, the Receivables Trustee and the Issuer have caused this agreement to be duly executed and delivered by their duly authorised representatives as a deed on the day and year first above written.

                                   SCHEDULE 1

                         FORM OF TEMPORARY GLOBAL NOTES

                              TEMPORARY GLOBAL NOTE

Series Number:[                    ]                        Serial Number: [   ]



                             BARCLAYCARD FUNDING PLC

   (a public limited company incorporated under the laws of England and Wales)

               BARCLAYCARD ASSET BACKED MEDIUM TERM NOTE PROGRAMME

                              TEMPORARY GLOBAL NOTE

                               REPRESENTING UP TO

                                   (POUND)[O]

                FLOATING RATE ASSET BACKED CLASS [O] NOTE DUE [O]

This global note is a Temporary Global Note without interest coupons issued in respect of an issue of an aggregate principal amount of (pound)[o] of Floating Rate Asset Backed Class [o] Note due [o] (the "NOTES") by Barclaycard Funding PLC (the "ISSUER").

The Issuer for value received promises, all in accordance with the terms and conditions set out in the applicable Series 99-1 Supplement ("TERMS AND CONDITIONS") and the Principal Trust Deed (as defined below) to pay to the bearer upon presentation or, as the case may be, surrender hereof in respect of each Note for the time being from time to time represented hereby, on the maturity date specified in the Terms and Conditions or on such earlier date as any such Note may become due and payable in accordance with the Terms and Conditions, the Principal Amount on such dates as may be specified in the Terms and Conditions or, if any such Note shall become due and payable on any other date, the Principal Amount and, in respect of each such Note, to pay interest and all other amounts as may be payable pursuant to the Terms and Conditions all subject to and in accordance therewith.

Except as specified herein, the bearer of this Temporary Global Note is entitled to the benefit of the Terms and Conditions and of the same obligations on the part of the Issuer as if such bearer were the bearer of the Notes represented hereby and to the benefit of those provisions of the Terms and Conditions (and the obligations on the part of the Issuer contained therein) applicable specifically to Temporary Global Notes, and all payments under and to the bearer of this Temporary Global Note shall be valid and effective to satisfy and discharge the corresponding Liabilities of the Issuer in respect of the Notes.

This Temporary Global Note is issued pursuant to a security trust deed and MTN cash management deed dated 23 November 1999 (the "PRINCIPAL TRUST DEED") together with the supplemental trust deed in respect of Series [o] (the "SERIES [O] SUPPLEMENT" and, together with the Principal Trust Deed, the "TRUST DEED") and made between the Issuer and The Bank of New

York, London Branch as trustee (the "TRUSTEE" which expression includes any person or corporation from time to time appointed as trustee). Words and expressions defined expressly or by reference in the Terms and Conditions and the Trust Deed shall have the same meanings in this Temporary Global Note.

On or after the expiry of 40 days after the date of issue of this Temporary Global Note (the "Exchange Date"), this Temporary Global Note shall be exchangeable in whole or in part for a Permanent Global Note or, in the circumstances set out in the Series 99-1 Supplement for Definitive Notes. An exchange for a Permanent Global Note or, as the case may be, Definitive Notes will be made only on or after the Exchange Date (specified in the Series 99-1 Supplement) and upon presentation or, as the case may be, surrender of this Temporary Global Note to the Principal Paying Agent at its specified office and upon and to the extent of delivery to the Principal Paying Agent of a certificate or certificates issued by Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("EUROCLEAR") or Cedelbank or by any other relevant clearing system and dated not earlier than the Exchange Date in substantially the form set out in Annex I hereto or, as the case may be, in the form that is customarily issued in such circumstances by such other clearing system. Any Definitive Notes will be made available for collection by the persons entitled thereto at the specified office of the Principal Paying Agent.

The Issuer undertakes to procure that the relevant Permanent Global Note and Definitive Notes will be duly issued in accordance with the Terms and Conditions, the provisions hereof and of the Trust Deed.

The bearer of this Temporary Global Note shall not (unless, upon due presentation of this Temporary Global Note for exchange (in whole or in part) for a Permanent Global Note or for delivery of Definitive Notes, such exchange or delivery is improperly withheld or refused and such withholding or refusal is continuing at the relevant payment date) be entitled to receive any payment in respect of the Notes represented by this Temporary Global Note which falls due on or after the Exchange Date or be entitled to exercise any option on a date after the Exchange Date.

Payments of interest otherwise falling due before the Exchange Date will be made only upon presentation of this Temporary Global Note at the specified office of any of the Paying Agents outside the United States and upon and to the extent of delivery to the relevant Paying Agent of a certificate or certificates issued by Euroclear or Cedelbank or by any other relevant clearing system and dated not earlier than the relevant interest payment date in substantially the form set out in Annex II hereto or, as the case may be, in the form that is customarily issued in such circumstances by such other clearing system.

On any occasion on which a payment of principal is made in respect of this Temporary Global Note or on which this Temporary Global Note is exchanged in whole or in part as aforesaid or on which Notes represented by this Temporary Global Note are to be cancelled, the Issuer shall procure that (i) the aggregate principal amount of the Notes in respect of which such payment is made (or, in the case of a partial payment, the corresponding part thereof) or which are delivered in definitive form or which are to be exchanged for a permanent global instrument or which are to be cancelled and (ii) the remaining principal amount of this Temporary Global Note (which shall be the previous principal amount hereof less the amount referred to at (i) above) are noted on the Schedule hereto, whereupon the principal amount of this Temporary Global Note shall for all purposes be as most recently so noted.

On each occasion on which an option is exercised in respect of any Notes represented by this Temporary Global Note, the Issuer shall procure that the appropriate notations are made on the Schedule hereto.

The obligations of the Issuer in respect of this Temporary Global Note are limited recourse in nature, as more particularly set out in the Terms and Conditions and the Trust Deed. In addition the bearer of this Temporary Global Note and, inter alios, the Trustee are restricted in the proceedings which they may take against the Issuer to enforce their rights hereunder and under the Trust Deed, as more particularly set out in the Terms and Conditions and the Trust Deed.

This Temporary Global Note is governed by, and shall be construed in accordance with, English law.

The Issuer irrevocably agrees for the benefit of the bearer that the courts of England are to have jurisdiction to hear and determine any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with these presents (respectively, "PROCEEDINGS" and "DISPUTES") and, for such purposes, irrevocably submits to the jurisdiction of such courts. The Issuer irrevocably waives any objection which it might now or hereafter have to the courts of England being nominated as the forum to hear and determine any Proceedings and to settle any Disputes and agrees not to claim that any such court is not a convenient or appropriate forum.

This Temporary Global Note shall not be valid for any purpose until authenticated for and on behalf of The Bank of New York, London Branch as Issue Agent.

AS WITNESS the manual or facsimile signature of a director, duly authorised officer, or duly authorised attorney on behalf of the Issuer.

                                  THE SCHEDULE

  PAYMENTS, DELIVERY OF DEFINITIVE NOTES, EXCHANGE FOR PERMANENT GLOBAL NOTE,
                 EXERCISE OF OPTIONS AND CANCELLATION OF NOTES



==============================================================================================================================
   Date of      Amount of    Amount of     Aggregate      Aggregate     Aggregate    Aggregate     Remaining     Authorised
   payment,   interest then  principal     principal      principal     principal    principal     principal    signature by
  delivery,        paid      then paid     amount of      amount of     amount of    amount in     amount of    or on behalf
  exchange,                             Definitive Note      this      Notes then    respect of       this         of the
 exercise of                              Certificates    Temporary     cancelled   which option   Temporary     Principal
 option (and                             then delivered  Global Note                is exercised  Global Note   Paying Agent
  date upon                                                  then
    which                                               exchanged for
 exercise is                                            the Permanent
effective) or                                            Global Note
 cancellation

------------------------------------------------------------------------------------------------------------------------------















==============================================================================================================================

BARCLAYCARD FUNDING PLC

By:[manual/facsimile signature]
(director)


ISSUED in London on [o] 1999


AUTHENTICATED for and on behalf of
THE BANK OF NEW YORK
as Issue Agent without recourse,
warranty or liability

By:[manual signature]
(duly authorised)

                                     ANNEX I

          [Form of certificate to be given in relation to exchanges of this Temporary Global Note for the Permanent Global Note or
                               Definitive Notes:]

                             BARCLAYCARD FUNDING PLC

              (POUND)[O] FLOATING RATE ASSET BACKED CLASS [O] NOTES

                                  (the "NOTES")

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set forth below (OUR "MEMBER ORGANISATIONS") substantially to the effect set forth in the Agency Agreement as of the date hereof, [ ] principal amount of the above-captioned Notes (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("UNITED STATES PERSONS"), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v) ("FINANCIAL INSTITUTIONS")) purchasing for their own account or for resale, or (b) acquired the Notes through and are holding through on the date hereof (as such terms "acquired through" and "holding through" are described in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(6)) foreign branches of United States financial institutions (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or
(iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations
Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

As used herein, "UNITED STATES" means the United States of America (including the States and the District of Columbia); and its "POSSESSIONS" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Global security excepted in such certifications and
(ii) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as at the date hereof.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Date:[          ](1)

[Morgan Guaranty Trust Company of New York, Brussels office, as Operator of the Euroclear System/Cedelbank]

By:[authorised signature]

(1)To be dated not earlier than the Exchange Date.

                                    ANNEX II

           [Form of certificate to be given in relation to payments of interest falling due before the Exchange Date:]

                             BARCLAYCARD FUNDING PLC

              (POUND)[O] FLOATING RATE ASSET BACKED CLASS [O] NOTES

                                  (the "NOTES")

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "MEMBER ORGANISATIONS") substantially to the effect set forth in the Issue and Paying Agency Agreement as of the date hereof, [ ] principal amount of the above-captioned Notes (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("UNITED STATES PERSONS"), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations
Section 1.165-12(c)(1)(v) ("FINANCIAL INSTITUTIONS")) purchasing for their own account or for resale, or (b) acquired the Notes through and are holding through on the date hereof (as such terms "acquired through" and "holding through" are described in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(6)) foreign branches of United States financial institutions (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or
(iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations
Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

If the Securities are of the category contemplated in Section 230.903(b)(3) of Regulation S under the Securities Act of 1933, as amended, then this is also to certify with respect to such principal amount of the Notes set forth above that, except as set out below, we have received in writing, by tested telex or by electronic transmission, from our Member Organisations entitled to a portion of such principal amount, certifications with respect of such portion, substantially to the effect set forth in the temporary Global Note representing the Notes.

As used herein, "UNITED STATES" means the United States of America (including the States and the District of Columbia); and its "POSSESSIONS" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Global security excepted in such certifications and
(ii) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as at the date hereof.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Date:[          ](2)

[Morgan Guaranty Trust Company of New York, Brussels office, as Operator of the Euroclear System/Cedelbank]

By:[authorised signature]

(2)To be dated not earlier than the relevant interest payment date.

                                    ANNEX III

              [Form of accountholder's certification referred to in
                          the preceding certificate:]

                             BARCLAYCARD FUNDING PLC

              (POUND)[O] FLOATING RATE ASSET BACKED CLASS [O] NOTES

                                  (the "NOTES")

This is to certify that as of the date hereof, and except as set forth below, the above-captioned Notes held by you for our account (i) are owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to the United States Federal income taxation regardless of its source ("UNITED STATES PERSONS"), (ii) are owned by United States person(s) that (a) are foreign branches of a United States financial institution (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("FINANCIAL INSTITUTIONS") purchasing for their own account or for resale, or (b) acquired the Notes through and are holding through on the date hereof (as such terms "acquired through" and "holding through" are described in U.S. Treasury Regulations Section 1.163-5(c)
(2)(i) (D)(6)) foreign branches of United States financial institutions (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Notes is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is further to certify that such financial institution has not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

If the Notes are of the category contemplated in Section 230.903(b)(3) of Regulation S under the Securities Act of 1933 (the "ACT") then this is also to certify that, as except as set forth below, the Notes are beneficially owned by
(a) non-U.S. person(s) or (b) U.S. person(s) who purchased the Notes in transactions which did not require registration under the Act. As used in this paragraph, the term "U.S. person" has the meaning given to it by Regulation S under the Act.

As used herein, "UNITED STATES" means the United States of America (including the States and the District of Columbia); and its "POSSESSIONS" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Notes held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to [ ] of such interest in the above Notes in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Notes (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States.

In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Date:[          ](3)

[ACCOUNTHOLDER] AS (OR AS AGENT FOR) THE BENEFICIAL OWNER OF THE NOTES.

By:[authorised signature]

(3)To be dated not earlier than fifteen days before the Exchange Date or, as the case may be the relevant interest payment date.

                                   SCHEDULE 2

                         FORM OF PERMANENT GLOBAL NOTES

                              PERMANENT GLOBAL NOTE

Series Number:[                    ]                        Serial Number: [   ]



                             BARCLAYCARD FUNDING PLC

   (a public limited company incorporated under the laws of England and Wales)

               BARCLAYCARD ASSET BACKED MEDIUM TERM NOTE PROGRAMME

                              PERMANENT GLOBAL NOTE

                               representing up to

                                   (pound)[o]

           FLOATING RATE ASSET BACKED CLASS [O] NOTE DUE NOVEMBER 2002

This global instrument is a Permanent Global Note with interest coupons issued in respect of an issue of an aggregate principal amount of (pound)[o] of Floating Rate Asset Backed Class [o] Notes due November [o] (the "NOTES") by BARCLAYCARD FUNDING PLC (the "Issuer").

The Issuer for value received promises, all in accordance with the terms and conditions set out in the Series 99-1 Supplement ("TERMS AND CONDITIONS") and the Trust Deed (as defined below) to pay to the bearer upon presentation or, as the case may be, surrender hereof in respect of each Note for the time being from time to time represented hereby, on the maturity date specified in the Terms and Conditions or on such earlier date as any such Note may become due and payable in accordance with the Terms and Conditions, the Principal Amount on such dates as may be specified in the Terms and Conditions or, if any such Note shall become due and payable on any other date, the Principal Amount and, in respect of each such Note, to pay interest and all other amounts as may be payable pursuant to the Terms and Conditions, all subject to and in accordance therewith.

Except as specified herein, the bearer of this Permanent Global Note is entitled to the benefit of the Terms and Conditions and of the same obligations on the part of the Issuer as if such bearer were the bearer of the Notes represented hereby and to the benefit of those Terms and Conditions (and the obligations on the part of the Issuer contained therein) applicable specifically to Permanent Global Notes, and all payments under and to the bearer of this Permanent Global Note shall be valid and effective to satisfy and discharge the corresponding Liabilities of the Issuer in respect of the Notes.

This Permanent Global Note is issued pursuant to a security trust deed dated 23 November 1999 (the "PRINCIPAL TRUST DEED") and the supplement thereto in respect of Series [o] (the "Series [o] Supplement" and together with the Security Trust Deed, the "TRUST DEED") and made between the Issuer and The Bank of New York, London Branch as trustee (the "TRUSTEE" which expression includes any person or corporation appointed from time to time as trustee). Words and expressions defined expressly or by reference in the Terms and Conditions and the Trust Deed shall have the same meanings in this Permanent Global Note.

This Permanent Global Note will be exchanged in whole but not in part for Definitive Notes if (a) any Note of the relevant Series becomes immediately redeemable following the occurrence of an Event of Default in relation thereto
(b) Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System or Cedelbank, or any other relevant clearing system is closed for business for a continuous period of 14 days (other than by reason of legal holidays) or announces an intention to cease business permanently or in fact does so; or (c) if so specified in the Trust Deed, upon the request of a Holder of a beneficial interest in this Permanent Global Note. In the case of
(a) and (b), the Issuer shall bear the entire cost and expense and, in the case of (c) the Holder making such request shall bear the entire cost and expense. In order to exercise the option contained in paragraph (c) of the preceding sentence, the bearer hereof must, at the request of the Holder making such request, not less than forty-five days before the date upon which the delivery of such Definitive Notes is required, deposit this Permanent Global Note with the Principal Paying Agent at its specified office with the form of exchange notice endorsed hereon duly completed. Any Definitive Notes will be made available for collection by the persons entitled thereto at the specified office of the Principal Paying Agent.

The Issuer undertakes to procure that the relevant Definitive Notes will be duly issued in accordance with the Terms and Conditions, the provisions hereof and of the Trust Deed.

On any occasion on which a payment of interest is made in respect of this Permanent Global Note, the Issuer shall procure that the same is noted on the Schedule hereto.

On any occasion on which a payment of principal is made in respect of this Permanent Global Note or on which this Permanent Global Note is exchanged as aforesaid or on which any Notes represented by this Permanent Global Note are to be cancelled the Issuer shall procure that (i) the aggregate principal amount of the Notes in respect of which such payment is made (or, in the case of a partial payment, the corresponding part thereof) or which are delivered in definitive form or which are to be cancelled and (ii) the remaining principal amount of this Permanent Global Note (which shall be the previous principal amount hereof less the amount referred to at (i) above) are noted on the Schedule hereto, whereupon the principal amount of this Permanent Global Note shall for all purposes be as most recently so noted.

On each occasion on which an option is exercised in respect of any Notes represented by this Permanent Global Note, the Issuer shall procure that the appropriate notations are made on the Schedule hereto.

Insofar as the Temporary Global Note by which the Notes were initially represented has been exchanged in part only for this Permanent Global Note and is then to be further exchanged as to the remaining principal amount or part thereof for this Permanent Global Note, then upon presentation of this Permanent Global Note to the Principal Paying Agent at its specified office and to the extent that the aggregate principal amount of such Temporary Global Note is then reduced by reason of such further exchange, the Issuer shall procure that (i) the aggregate principal amount of the Notes in respect of which such further exchange is then made and (ii) the new principal amount of this Permanent Global Note (which shall be the previous principal amount hereof plus the amount referred to at (i) above) are noted on the Schedule hereto, whereupon the principal amount of this Permanent Global Note shall for all purposes be as most recently noted.

The obligations of the Issuer in respect of this Permanent Global Note are limited recourse in nature, as more particularly set out in the Terms and Conditions and the Trust Deed. In addition, the bearer of this Permanent Global Note and, inter alios, the Trustee are restricted in the proceedings which they may take against the Issuer to enforce their rights hereunder and under the Trust Deed, as more particularly described in the Terms and Conditions and the Trust Deed.

This Permanent Global Note is governed by, and shall be construed in accordance with, English law.

The Issuer irrevocably agrees for the benefit of the bearer that the courts of England are to have jurisdiction to hear and determine any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with this Permanent Global Note (respectively, "PROCEEDINGS" and "DISPUTES") and, for such purposes, irrevocably submits to the jurisdiction of such courts. The Issuer irrevocably waives any objection which it might now or hereafter have to the courts of England being nominated as the forum to hear and determine any Proceedings and to settle any Disputes and agrees not to claim that any such court is not a convenient or appropriate forum.

This Permanent Global Note shall not be valid for any purpose until authenticated for and on behalf of Barclays Capital as Issue Agent.

AS WITNESS the manual or facsimile signature of a director, duly authorised officer, or duly authorised attorney on behalf of the Issuer.

BARCLAYCARD FUNDING PLC

By:[manual/facsimile signature]
(director)

ISSUED in London as of [o]

AUTHENTICATED for and on behalf of

THE BANK OF NEW YORK as Issue Agent

without recourse, warranty or liability



By:[manual signature]
(duly authorised)

                                  THE SCHEDULE

    PAYMENTS, DELIVERY OF DEFINITIVE NOTE CERTIFICATES, FURTHER EXCHANGES OF
               THE TEMPORARY GLOBAL NOTE, EXERCISE OF OPTIONS AND
                              CANCELLATION OF NOTES

================================================================================================================================
 Date of payment,     Amount of    Amount of    Aggregate     Aggregate     Aggregate     Aggregate    Current      Authorised
 delivery, further    interest     principal    principal     principal     principal     principal    principal    signature
    exchange of       then paid    then paid    amount of     amount of     amount of     amount in    amount of     by or on
 Temporary Global                               Definitive    Notes then     further      respect of   this         behalf of
 Note, exercise of                                 Note       cancelled     exchanges       which      Permanent       the
 option (and date                              Certificates                     of        option is    Global       Principal
    upon which                                     then                     Temporary     exercised       Note     Paying Agent
    exercise is                                 delivered                  Global Note
   effective) or
   cancellation

================================================================================================================================





================================================================================================================================

                                 EXCHANGE NOTICE

.............................., being the bearer of this Permanent Global Note at the time of its deposit with the Principal Paying Agent at its specified office for the purposes of the Notes, hereby exercises the option set out above to have this Permanent Global Note exchanged in whole for Definitive Notes in aggregate principal amount of [ ] and directs that such Definitive Notes be made available for collection by it from the Principal Paying Agent's specified office.

By:   ...........................................
(duly authorised)

                                   SCHEDULE 3

                            FORM OF DEFINITIVE NOTES

                                 DEFINITIVE NOTE

                           [ON THE FACE OF THE NOTE:]

Series Number:[                    ]                        Serial Number: [   ]

(pound)[Denomination]

                             BARCLAYCARD FUNDING PLC

   (a public limited company incorporated under the laws of England and Wales)

               BARCLAYCARD ASSET BACKED MEDIUM TERM NOTE PROGRAMME

                 (POUND)[AGGREGATE PRINCIPAL AMOUNT OF TRANCHE]

                FLOATING RATE ASSET BACKED CLASS [O] NOTE DUE [O]

BARCLAYCARD FUNDING PLC (the "ISSUER") for value received promises, all in accordance with the terms and conditions endorsed hereon (the "TERMS AND CONDITIONS") and the Trust Deed prepared in relation to the Notes to pay to the bearer upon presentation or, as the case may be, surrender hereof on the maturity date specified in the Terms and Conditions or on such earlier date as the same may become payable in accordance therewith the Principal Amount on such dates as may be specified in the Terms and Conditions or if this Note shall become due and payable on any other date, the Principal Amount and to pay interest and all other amounts as may be payable pursuant to the Terms and Conditions, all subject to and in accordance therewith.

Words and expressions defined in the Terms and Conditions shall have the same meanings when used on the face of this Note.

Neither this Note nor any of the interest coupons or talons appertaining hereto shall be valid for any purpose until this Note has been authenticated for and on behalf of the Issue Agent.

This Note is governed by, and shall be construed in accordance with, English law.

AS WITNESS the manual or facsimile signature of a director, duly authorised officer or duly authorised attorney on behalf of the Issuer.

BARCLAYCARD FUNDING PLC

By:[manual/facsimile signature]

(director)

ISSUED in London as of [o]

AUTHENTICATED for and on behalf of

THE BANK OF NE YORK AS Issue Agent

without recourse, warranty or liability



By:[manual signature]

(duly authorised)

[On the reverse of the Notes:]

TERMS AND CONDITIONS

[As contemplated in the Prospectus and as amended supplemented or replaced by the relevant Supplemental Trust Deed]

[At the foot of the Terms and Conditions:]

                             PRINCIPAL PAYING AGENT

                              THE BANK OF NEW YORK
                                One Canada Square
                                 London E14 5AL
                                 United Kingdom

                                     COUPON

[On the front of Coupon:]

                             BARCLAYCARD FUNDING PLC

               BARCLAYCARD ASSET BACKED MEDIUM TERM NOTE PROGRAMME

              (POUND)[O] FLOATING RATE ASSET BACKED CLASS [O] NOTE

                                  Series No:[ ]

                           Serial Number of Note: [ ]

Coupon for [set out the amount due] due on Interest Payment Date falling in [month, year].

Such amount is payable (subject to the Terms and Conditions applicable to the Note to which this Coupon appertains, which shall be binding on the Noteholder of this Coupon whether or not it is for the time being attached to such Note) against surrender of this Coupon at the specified office of the Principal Paying Agent or any of the Paying Agents set out on the reverse hereof (or any other or further principal paying agent or paying agents and/or specified offices from time to time designated for the purpose by notice duly given in accordance with such Terms and Conditions).

The attention of Couponholders is drawn to Condition 7 of the Terms and Conditions. The Note to which this Coupon appertains may in certain circumstances specified in such Terms and Conditions, fall due for redemption before the due date in relation to this Coupon. In such event the Paying Agent to which such Note is presented for redemption may determine, in accordance with the aforesaid Condition 7 that this Coupon is to become void.

[On the reverse of each Coupon:]

                             PRINCIPAL PAYING AGENT

                              THE BANK OF NEW YORK
                                One Canada Square
                                 London E14 5AL
                                 United Kingdom

                                      TALON

[On the front of Talon:]

                             BARCLAYCARD FUNDING PLC

               BARCLAYCARD ASSET BACKED MEDIUM TERM NOTE PROGRAMME

              (POUND)[O] FLOATING RATE ASSET BACKED CLASS [O] NOTE

                                  Series No:[ ]

                           Serial Number of Note: [ ]

                            Talon for further Coupons

After all the Coupons appertaining to the Note to which this Talon appertains have matured, further Coupons (including, where appropriate, a Talon for further Coupons) will be issued at the specified office of the Principal Paying Agent or any of the Paying Agents set out in the reverse hereof (or any other or further paying agents and/or specified offices from time to time designated by notice duly given in accordance with the Terms and Conditions applicable to the Note to which this Talon appertains (which shall be binding on the Holder of this Talon whether or not it is for the time being attached to such Note)) upon production and surrender of this Talon upon and subject to such Terms and Conditions.

Under the said Terms and Conditions, such Note may, in certain circumstances, fall due for redemption before the original due date for exchange of this Talon and in any such event this Talon shall become void and no exchange shall be made in respect hereof.

[On the reverse of each Talon:]

                             PRINCIPAL PAYING AGENT

                              THE BANK OF NEW YORK
                                One Canada Square
                                 London E14 5AL
                                 United Kingdom

                                   SCHEDULE 4

                        TERMS AND CONDITIONS OF THE NOTES

The following is the text of the terms and conditions which (subject to completion and amendment and as supplemented or varied in accordance with the provisions of the relevant Supplementary Listing Particulars (as defined below) or Pricing Supplement (as defined below) and, save for the italicised text) will be endorsed on the Notes in definitive form (if any) issued in exchange for the Global Note(s) representing each Series of Notes in bearer form. These terms and conditions will also apply to the Global Notes save as modified by the Global Notes. Text in italics in these Conditions (save for sub-headings) refers to the Global Notes alone and will not be endorsed on the Notes in definitive form. Further information with respect to Notes of each Series will be given in the relevant Supplementary Listing Particulars or Pricing Supplement which will provide for those aspects of these terms and conditions which are applicable to the Notes. References in the terms and conditions to "Notes" are to the Notes of one Series only, not to all Notes which may be issued under the Programme, reference to a "Class" are to a Class of Notes. Terms used in the relevant Supplementary Listing Particulars or Pricing Supplement and not otherwise defined herein shall have the same meanings where used herein or in the Trust Deed (as defined below), the absence of any such term indicating that such term is not applicable to the Notes and references to a matter being "specified" means as the same may be specified in the relevant Supplementary Listing Particulars or Pricing Supplement:

The Notes (as defined in Condition 1.1.1) are constituted and secured by a security trust deed and MTN cash management agreement dated on or about 23 November 1999 (the "PRINCIPAL TRUST DEED") between the Issuer and The Bank of New York (the "TRUSTEE" which expression shall include all persons for the time being the trustee or trustees under the Trust Deed referred to below) as supplemented by a supplemental trust deed (the "SUPPLEMENTAL TRUST DEED") dated the Issue Date (as defined in Condition 5.8 below) between the Issuer, the Trustee and the other parties named therein (the Principal Trust Deed and any Supplemental Trust Deed being referred to herein as the "TRUST DEED").

The Notes will have the benefit (to the extent applicable) of an agency and agreement dated on or about 23 November 1999 as may be amended or supplemented from time to time (the "AGENCY AGREEMENT") between the Issuer, the Trustee, The Bank of New York acting through its London Branch in its capacities as issue agent (the "ISSUE AGENT" which expression shall include any successor to The Bank of New York in its capacity as such), acting through the office specified in the Applicable Supplement (as defined below) as principal paying agent (the "PRINCIPAL PAYING AGENT", which expression shall include any successor to The Bank of New York in its capacity as such) and The Bank of New York as Agent Bank (the "AGENT BANK", which expression shall include any successor to The Bank of New York in its capacity as such), As used herein, "PRINCIPAL PAYING AGENT", "ISSUE AGENT" and "AGENT BANK" means, in relation to any Series of Notes, the person specified in the relevant Pricing Supplement or Supplementary Listing Particulars as the Principal Paying Agent, the Issue Agent and the Agent Bank respectively, for such Series.

Certain statements in these terms and conditions (the "CONDITIONS") may be summaries of the detailed provisions appearing on the face of the Notes (which expression shall include the body thereof) and in the Principal Trust Deed. Copies of the Principal Trust Deed and the Agency

Agreement are available for inspection at the principal office of the Trustee (presently at One Canada Square, London E14 5AL) and at the specified offices of the Principal Paying Agent in London. The Holders (as defined in Condition 1 below, and the holders of the coupons (the "COUPONS") (if any) appertaining to interest bearing Notes in bearer form (the "COUPONHOLDERS", which expression includes the holder of talons (the "TALONS") (if any) for further coupons attached to such Notes (the "TALONHOLDERS")) are entitled to the benefit of, are bound by, and are deemed to have notice of, all the provisions of the Trust Deed and to have notice of those provisions of the Agency Agreement applicable to them.

The pricing supplement or, if the Notes are listed on the London Stock Exchange Limited (the "LONDON STOCK EXCHANGE"), the supplementary listing particulars relating to the Notes (respectively, the "PRICING SUPPLEMENT" and the "SUPPLEMENTARY LISTING PARTICULARS", each an "APPLICABLE SUPPLEMENT") will be endorsed upon or attached to the Notes and will supplement these Conditions and may specify other terms and conditions which shall, to the extent so specified or to the extent inconsistent with these Conditions, replace or modify these Conditions for the purpose of such Notes.

Words and expressions defined in the Trust Deed, the Agency Agreement or the Master Schedule of Definitions, Interpretation and Construction Clauses (as amended and supplemented from time to time) signed for the purpose of identification by, amongst others, the Issuer and the Trustee (the "MASTER SCHEDULE OF DEFINITIONS") or used in the Applicable Supplement shall have the same meaning where used in these Conditions unless the context otherwise requires or unless otherwise stated and provided that, in the event of inconsistency between the Agency Agreement or the Trust Deed, the Applicable Supplement and the Master Schedule of Definitions, the definition of the relevant term shall have the meaning specified in the relevant document ranking the highest in the following order of priority:

(a)    firstly, the Applicable Supplement;

(b)    secondly, the Supplemental Trust Deed relevant to the Series in question;

(c)    thirdly, the Terms and Conditions;

(d)    fourthly, the Principal Trust Deed;

(e)    fifthly, the Agency Agreement; and

(f)    sixthly, the Master Schedule of Definitions.

1.     FORM, DENOMINATION AND TITLE

1.1    FORM AND DENOMINATION

       1.1.1 The Notes may be issued in bearer form serially numbered in an Authorised Denomination (as defined below) or an integral multiple thereof. "AUTHORISED DENOMINATION" means the currency and denomination or denominations of such currency or currencies specified in the Applicable Supplement. References herein to "NOTES" shall be to Notes, as specified in the Applicable Supplement Notes of one Authorised Denomination may not be exchanged for Notes of another Authorised Denomination.

       1.1.2 Interest bearing Notes are issued with Coupons (and, where appropriate, a Talon) attached. After all the Coupons attached to, or issued in respect of, any Note which was issued with a Talon have matured, a coupon sheet comprising further Coupons (other than Coupons which would be void) and, if applicable, one further Talon, will be issued against presentation of the relevant Talon at the specified office of the Principal Paying Agent in London. "Final Redemption Date" means the date specified in the Applicable Supplement as the final date on which the Principal Amount of such
              Note is due and payable.

1.2    TITLE

       Title to Notes, Coupons and Talons (if any) passes by delivery. In these Conditions, subject as provided below, "HOLDER" means the bearer of any Note, Coupon or Talon (as the case may be). The Holder of any Note, Coupon or Talon will (except as otherwise required by law) be treated as its absolute owner for all purposes (whether or not it is overdue and regardless of any notice of ownership on the face of such Note) and no person shall be liable for so treating such Holder. In these Conditions "NOTEHOLDER" means the bearer of any Note.

1.3    CLASSES OF NOTES COMPRISING A SERIES

       A Series of Notes may comprise a number of Classes under which the right to receive the payment of interest and repayment of principal may be subordinated to the rights of one or more Classes of Notes within the same Series.

2.     STATUS OF THE NOTES AND PRIORITY SECURED CREDITOR

2.1    UNSUBORDINATED CLASSES OF NOTES

       2.1.1 This Condition 2.1 is applicable only in relation to any Class of Notes which is specified as being Unsubordinated.

       2.1.2 In the case of an Unsubordinated Class of Notes, the Notes and Coupons are secured, limited recourse obligations of the Issuer, secured in the manner described in Condition 3 and recourse in respect of which is limited in the manner described in Condition 10 and will rank pari passu without any preference among themselves.

2.2    SUBORDINATED NOTES

       2.2.1 This Condition 2.2 is applicable only in relation to any Class of Notes which is specified as being Subordinated.

       2.2.2 In the case of Subordinated Notes, the subordination provisions will be set out in full in the Applicable Supplement.

2.3    PRIORITY SECURED CREDITOR

       The relevant Supplemental Trust Deed will enable the Trustee to determine a Priority Secured Creditor (as defined in the Master Schedule of Definitions), which may be the Noteholders of the most senior ranking Class of Notes and, for such purpose the Noteholders of the most senior ranking Class of Notes such Series will be deemed to be a single Secured Creditor. Such Priority Secured Creditor will enjoy preferential ranking in the order of priority of payments on enforcement of the relevant Security or following a Mandatory Redemption (as set out in Condition 6.2), and the Trustee will, where the interests of such Priority Secured Creditor conflict with those of the other Secured Creditors (as defined in Condition 3.1.2), prefer the interests of such Priority Secured Creditor over that of other Secured Creditors (and shall not take into account the interests of such other Secured Creditors). If, following a request as aforesaid and unless the Trustee has already taken action pursuant to such request which (in its sole discretion it determines) it would not be practical to reverse, the identity of the Priority Secured Creditor changes to another Secured Creditor (as so provided in the definition of Priority Secured Creditor in the Master Schedule of Definitions), the Trustee shall in its absolute discretion and without liability therefor be entitled to take into account the request of such succeeding Priority Secured Creditor, but shall not be obliged to do so and shall not incur any liability for determining that it is impractical to take account of the change of identity of the Priority Secured Creditor.

3.     SECURITY AND RELATED AGREEMENTS

3.1    SECURITY AND RELATED AGREEMENTS

       3.1.1 In connection with the issue of the Notes or in respect of any Series, the Issuer may enter into swap transactions or other hedging agreements or any letters of credit, guarantees or other credit support or credit enhancement documents or other financial arrangements (each a "RELATED AGREEMENT") with one or more counterparties (each a "COUNTERPARTY"). The obligations of a Counterparty may be guaranteed by a guarantor (the "GUARANTOR").

       3.1.2 The obligations of the Issuer to the persons having the benefit of the Security relating to a Series pursuant to the Supplemental Trust Deed in respect thereof (the "SECURED CREDITORS") are secured pursuant to the Supplemental Trust Deed in respect of such Series by Encumbrances governed by English law and such further encumbrances as may be required by the Trustee, governed by the law of any other relevant jurisdiction over the Charged Assets and/or the Underlying Assets as specified in the Applicable Supplement.

       3.1.3 The Secured Creditors of all Series are also secured pursuant to the Principal Trust Deed by an assignment of certain contractual rights of the Issuer and a floating charge over the assets of the Issuer not otherwise charged or assigned by the Security Documents or effectively encumbranced by the assignments granted in the Principal Trust Deed.

       3.1.4 The security created by each Supplemental Trust Deed will be supported by such further security documents as may, from time to time, be required by the Trustee and as specified in the Applicable Supplement (each a "SUPPLEMENTARY SECURITY DOCUMENT" and together with the relevant Supplemental Trust Deed, the "SECURITY DOCUMENTS") (the "SECURITY").

3.2    APPLICATION OF PROCEEDS

       After meeting the Trustee's and any receiver's expenses, liabilities and remuneration and any other amounts due to the Trustee and such receiver, and any other expenses payable by the Issuer, the proceeds of the Security for any Series shall be applied in accordance with the provisions set out in the relevant Supplemental Trust Deed.

3.3    SHORTFALL AFTER APPLICATION OF PROCEEDS

       If the net proceeds of:

       (a) the realisation of the Security for any Series of Notes, having become enforceable under these Conditions; or

       (b) the sale or redemption of the Charged Assets and/or Underlying Assets in accordance with these Conditions,

       are not sufficient to make all payments due in respect of the Notes and Coupons of such Series and for the Issuer to meet its obligations, if any, in respect of the termination of any Related Agreement(s) in respect of that Series, the assets of the Issuer, including, in particular, assets securing other Series of Notes not related to that Series will not be available for payment of any shortfall arising therefrom and all further claims of the Holders (if any) in respect of the first mentioned Series of Notes will be extinguished. Any such shortfall shall be borne as specified in the relevant Supplemental Trust Deed. Claims and the right of any person to claim in respect of any such shortfall remaining after the application of such net proceeds in accordance with the relevant Supplemental Trust Deed shall be extinguished and the Holders of such Series will have no further recourse to the Issuer and failure to make any payment in respect of any such shortfall shall in no circumstances constitute an Event of Default (or, if an Event of Default has already occurred, a further Event of Default) under Condition 9.

4.     RESTRICTIONS

       So long as any of the Notes remain outstanding (as defined in the Principal Trust Deed), the Issuer will not, save to the extent permitted by the Transaction Documents or the Trade Documents, or with the prior written consent of the Trustee:

       (a) engage in any business (other than acquiring and holding the Charged Assets, issuing the Notes, entering into the Transaction Documents and the Trade Documents in respect of each Series of Notes, acquiring and holding other assets similar to the Charged Assets, issuing further Series of Notes substantially in the form of the Terms and Conditions set out in Schedule 2 to the Principal Trust Deed, performing its obligations and exercising its rights under the Trade Documents and the Transaction Documents in respect of any Series of Notes and such further matters as may be reasonably incidental thereto);

       (b)    have any employees or premises;

       (c) declare or pay any dividends or make any distributions in respect of its share capital, or issue any additional shares;

       (d) incur or permit to subsist any indebtedness for borrowed money whatsoever or give any guarantee or indemnity in respect of any indebtedness other than issuing further Notes (in accordance with the Transaction Documents and the Trade Documents), provided that the Trustee is satisfied that such further Notes are:

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              (i)    secured on assets of the Issuer other than:

                     (1)    the Underlying Assets for any other Series;

                     (2) any assets other than those described in (i) above on which any other obligations of the Issuer are secured; and

                     (3)    the Issuer's share capital; and

              (ii) issued on terms in substantially the form contained in these Terms and Conditions which provide for the extinguishment of all claims in respect of such further Notes and obligations after application of the proceeds of sale or redemption of the Underlying Assets on which such further Notes and obligations are secured;

       (e) sell or otherwise dispose of the Underlying Assets relating to any Series or any interest therein or agree or purport to do so;

       (f) create or permit to exist upon or affect any of the Underlying Assets relating to any Series, any Encumbrance or any other security interest whatsoever other than as contemplated by any Supplemental Trust Deed, or any Supplementary Security Document executed in relation to such Series;

       (g) consolidate or merge with any other person or convey or transfer its properties or assets to any person;

       (h) permit the Trust Deed or any Supplemental Trust Deed executed in relation to any Series or any guarantee agreements executed in relation to such Series, or the priority of the Security created hereby, thereby or pursuant to any Supplemental Security Document executed in relation to any Series of Notes to be amended, terminated, postponed or discharged, or permit any person whose obligations form part of such Security to be released from such obligations;

       (i) release any party to any Related Agreement from any executory obligation thereunder; or

       (j)    have any subsidiaries.

       The Trustee shall be entitled to rely absolutely on a certificate of a director of the Issuer in relation to any matter relating to such restrictions and to accept without liability any such certificate as sufficient evidence of the relevant fact or matter in question.

5.     INTEREST AND OTHER CALCULATIONS

5.1    INTEREST RATE AND ACCRUAL

       5.1.1 Each Note bears interest on its Principal Amount (or as otherwise specified in the Applicable Supplement) from the Interest Commencement Date at the rate per annum (expressed as a percentage) equal to the Interest Rate as adjusted by the applicable Margin (if any), such interest being payable in arrear (unless


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              otherwise specified in the Applicable Supplement) on each Interest
              Payment Date (as defined in Condition 5.8).

       5.1.2 Interest will cease to accrue on each Note on the due date for redemption unless, upon due presentation, payment of principal is improperly withheld or refused, in which event interest will continue to accrue (as well after as before judgment) at the Interest Rate as adjusted by the applicable Margin (if any) in the manner provided in this Condition 5 to the Relevant Date (as defined in Condition 5.4).

5.2    BUSINESS DAY CONVENTION

       If any date referred to in these Conditions which is specified to be subject to adjustment in accordance with a Business Day Convention would otherwise fall on a day which is not a Relevant Business Day, then if the Business Day Convention specified in such Condition is:

       5.2.1 the Floating Rate Convention, such date shall be postponed to the next day which is a Relevant Business Day unless:

              (a) it would thereby fall into the next calendar month, in which event:

                     (i) such date shall be brought forward to the immediately preceding Relevant Business Day; and

                     (ii) each subsequent such date shall be the last Relevant Business Day of the month in which such date is due to fall; or

              (b) there is no such numerically corresponding day in the calendar month in which such date is proposed to fall in which event:

                     (i) such date will be the last Relevant Business Day of the month in which such date is due to fall; and

                     (ii) each subsequent such date shall be the last Relevant Business Day of the month in which such date is due to fall;

       5.2.2 the Following Business Day Convention, such date shall be postponed to the next day which is a Relevant Business Day;

       5.2.3 the Modified Following Business Day Convention, such date shall be postponed to the next day which is a Relevant Business Day unless it would thereby fall into the next calendar month, in which event such date shall be brought forward to the immediately preceding Relevant Business Day; or

       5.2.4 the Preceding Business Day Convention, such date shall be brought forward to the immediately preceding Relevant Business Day.

5.3    INTEREST RATE

       The Interest Rate for each Interest Period will be determined by the Agent Bank at or about the Relevant Time on the Interest Determination Date in respect of such Interest Period in accordance with the following:

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       5.3.1  if the Primary Source as specified in the Applicable Supplement is a Page (as defined in Condition 5.8) , subject as provided below, the Interest Rate shall be:

              (a) the Relevant Rate (where such Relevant Rate on such Page is a composite quotation or is customarily supplied by one entity); or

              (b) the arithmetic mean of the Relevant Rates of the persons whose Relevant Rates appear on that Page,

              in each case appearing on such Page at the Relevant Time on the Interest Determination Date and as adjusted by the Margin (if applicable);

       5.3.2 if the Primary Source as specified in the Applicable Supplement is Reference Banks or if Condition 5.3.1(a) above applies and no Relevant Rate appears on the Page at the Relevant Time on the Interest Determination Date or if Condition 5.3.1(b) above applies and fewer than two Relevant Rates appear on the Page at the Relevant Time on the Interest Determination Date, subject as provided below, the Interest Rate shall be the arithmetic mean of the Relevant Rates which each of the Reference Banks is quoting to major banks in the Relevant Financial Centre at the Relevant Time on the Interest Determination Date, as determined by the Agent Bank and as adjusted by the Margin (if applicable); and

       5.3.3 if Condition 5.3.2 above applies and the Agent Bank determines that fewer than two Reference Banks are so quoting Relevant Rates, subject as provided below, the Interest Rate shall be the arithmetic mean of the rates per annum (expressed as a percentage) which the Agent Bank determines to be the rates (being the nearest equivalent to the Benchmark in respect of a Representative Amount of the Relevant Currency) which four leading banks selected by the Agent Bank in (a) the principal financial centre of the country of the Relevant Currency (the "PRINCIPAL FINANCIAL CENTRE") if the Relevant Currency is not euro, or (b) London if the Relevant Currency is euro, are quoting at or about the Relevant Time on the date on which such banks would customarily quote such rates for a period commencing on the Effective Date for a period equivalent to the Specified Duration to leading banks carrying on business in Europe and as adjusted by the Margin (if applicable) or, if the Agent Bank determines that fewer than two of such banks are so quoting, in (a) the Principal Financial Centre if the Relevant Currency is not euro, or (b) London if the Relevant Currency is euro, the Interest Rate shall be the Interest Rate determined on the previous Interest Determination Date and as adjusted by the Margin (if applicable).

5.4    MARGIN AND ROUNDING

       5.4.1 If any Interest Rate is expressed to be as adjusted by any Margin, such adjustment shall be made by adding (if a positive number) or subtracting (if a negative number) the absolute value of any such Margin specified on the Notes or in the Applicable Supplement. If such calculation results in a negative figure, the amount of interest so calculated will be deemed to be zero.

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       5.4.2  For the purposes of any calculations required pursuant to these
              Conditions (unless otherwise specified):

              (a) all percentages resulting from such calculations will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (with halves being rounded up);

              (b) all figures will be rounded to seven significant figures (with halves being rounded up); and

              (c) all currency amounts which fall due and payable will be rounded to the nearest unit of such currency (with halves being rounded up). For these purposes, "UNIT" means, with respect to any currency other than euro, the lowest amount of such currency which is available as legal tender in the country of such currency and, with respect to euro, means
                     0.01 euro.

5.5    CALCULATIONS

       The amount of interest payable in respect of any Note for any period shall be calculated by multiplying the product of the Interest Rate as adjusted by the Margin (if applicable) and the Principal Amount outstanding of such Note on the relevant Interest Payment Date after the making of any principal repayment on the Notes on such Interest Payment Date by the Day Count Fraction.

5.6 DETERMINATION AND PUBLICATION OF INTEREST RATES, INTEREST AMOUNTS, REDEMPTION AMOUNTS AND INSTALMENT AMOUNTS

       As soon as practicable after the Relevant Time on each Interest Determination Date or such other time on such date as the Agent Bank may be required to calculate any Redemption Amount, obtain any quote or make any determination or calculation, the Agent Bank will determine the Interest Rate as adjusted by the Margin (if applicable) and calculate the amount of interest payable (the "INTEREST AMOUNTS") in respect of each Authorised Denomination of Notes for the relevant Interest Period, calculate the Redemption Amount, obtain such quote or make such determination or calculation, as the case may be, and cause the Interest Rate as adjusted by the Margin (if any) and the Interest Amounts for each Interest Period and the relevant Interest Payment Date and, if required to be calculated, the Redemption Amount to be notified to the Principal Paying Agent and, if the Notes are listed on a stock exchange and such exchange so requires, such exchange as soon as possible after their determination but in no event later than (i) (in case of notification to such stock exchange) the commencement of the relevant Interest Period, if determined prior to such time, in the case of an Interest Rate and Interest Amount, or (ii) in all other cases, the fourth Relevant Business Day after such determination. The Interest Amounts and the Interest Payment Date so published may subsequently be amended (or appropriate alternative arrangements made by way of adjustment) without notice in the event of an extension or shortening of the Interest Period. If the Notes become due and payable under Condition 9, the accrued interest and the Interest Rate as adjusted by the Margin (if applicable) payable in respect of the Notes shall nevertheless continue to be calculated as previously in accordance with this Condition but no publication of the Interest Rate or the Interest Amount so calculated need be made unless otherwise required by the Trustee. The determination of each Interest Rate, Interest Amount and Redemption Amount, the obtaining of each quote and


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       the making of each determination or calculation by the Agent Bank or, as the case may be, the Trustee pursuant to Condition 5.10, shall (in the absence of manifest error) be final and binding upon all parties.

5.7    INTEREST DEFERRAL

       To the extent that the monies which are deposited to the Series Distribution Account for the relevant Series by the Receivables Trustee on an Interest Payment Date are insufficient to pay the full amount of interest on any Class of Notes, payment of the shortfall ("DEFERRED INTEREST"), which will be borne by each Note of the relevant Class, in a proportion equal to the proportion that the Principal Amount Outstanding of the relevant Class of Note bears to the aggregate Principal Amount Outstanding of all the Notes of the same Class (in each case as determined on the Interest Payment Date on which such Deferred Interest arises), will be deferred until the Interest Payment Date thereafter on which funds are available to the Issuer (by being paid to the Issuer by the Receivables Trustee on such Interest Payment Date) to pay such Deferred Interest to the extent of such available funds. Such Deferred Interest will accrue interest ("ADDITIONAL INTEREST") at the then applicable Interest Rate as adjusted by any Margin plus an additional margin of 2 per cent. per annum, and payment of any Additional Interest will also be deferred until the earlier of the Interest Payment Date thereafter on which funds are available to the Issuer to pay such Additional Interest to the extent of such available funds and the Series Termination Date as specified in the Applicable Supplement.

5.8    DEFINITIONS

       In these Conditions, unless the context otherwise requires, the following defined terms shall have the meanings set out below.

       "BENCHMARK" means LIBOR or such other benchmark as may be specified;

       "AGENT BANK" means The Bank of New York, London Branch or such other agent as may be appointed by the Issuer for the purposes of making any calculations or determination in respect of any Series of Notes;

       "CONTROLLED ACCUMULATION PERIOD" means (unless the Regulated Amortisation Period or the Rapid Amortisation Period has commenced) the period commencing on the close of business on the date specified in the Applicable Supplement or such later date as is determined in accordance with the provisions of the Programme (such later date falling no later than the date specified in the Applicable Supplement), and ending (for the purposes of these Conditions) on the first to occur of (a) the commencement of the Rapid Amortisation Period, (b) the day the Investor Interest is reduced to zero and (c) the Series Termination Date specified in the Applicable Supplement.

       "DAY COUNT FRACTION" means, in respect of the calculation of an amount of interest on any Note for any period of time (whether or not constituting an Interest Period, the "Calculation Period"):

       (a) if "ACTUAL/365" or "ACTUAL/ACTUAL" is specified, the actual number of days in the Calculation Period divided by 365 (or, if any portion of that Calculation Period falls in a leap year, the sum of:

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              (i)    the actual number of days in that portion of the
                     Calculation Period falling in a leap year divided by 366;
                     and

              (ii) the actual number of days in that portion of the Calculation Period falling in a non-leap year divided by
                     365); and

       (b) if "ACTUAL/360" is specified, the actual number of days in the Calculation Period divided by 360.

       "EURO" means the lawful currency of the Member States of the European Union participating in Economic and Monetary Union;

       "INTEREST COMMENCEMENT DATE" means the Issue Date or such other date as may be specified.

       "INTEREST DETERMINATION DATE" means, with respect to an Interest Rate and an Interest Period, the date specified as such or, if none is so specified, the day falling two Relevant Business Days in London prior to the first day of such Interest Period (if the specified currency is not sterling).

       "INTEREST PAYMENT DATE" means the date(s) specified as such in the Applicable Supplement.

       "INTEREST PERIOD" means the period specified as such in the Applicable Supplement Provided, however, that with respect to an Interest Period that commences during a Revolving Period or Controlled Accumulation Period and ends during a Rapid Amortisation Period, such Interest Period will end on the last day of the originally scheduled Interest Period;

       "INTEREST RATE" means the rate of interest payable from time to time in respect of the Note and which is either specified in, or calculated in accordance with the provisions of, the Applicable Supplement.

       "ISSUE DATE" means the date of issue of the Notes.

       "MARGIN" means the rate per annum (expressed as a percentage) specified in the Applicable Supplement.

       "PAGE" means such page, section, caption, column or other part of a particular information service (including, but not limited to, the Reuter Monitor Money Rates Service ("REUTERS") and the Dow Jones Telerate Service ("TELERATE")) as may be specified for the purpose of providing a Relevant Rate, or such other page, section, caption, column or other part as may replace the same on that information service or on such other information service, in each case as may be nominated by the person or organisation providing or sponsoring the information appearing there for the purpose of displaying rates or prices comparable to that Relevant Rate.

       "PRIMARY SOURCE" means, unless otherwise specified, a Page or Reference Banks.

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       "PRINCIPAL AMOUNT OUTSTANDING" means in relation to a Note or Series, the original face value thereof less any repayment of principal made to the holder(s) thereof in respect of such Note or Series.

       "RAPID AMORTISATION PERIOD" means the period commencing on the day on which a Pay-Out Event (not being a Regulated Amortisation Trigger Event) is deemed to occur pursuant to the provisions of the Applicable Supplement, and ending (for the purposes of these Conditions) on the earlier of (i) the day on which the Investor Interest is reduced to zero and (ii) the Series Termination Date specified in the Applicable Supplement;

       "REDEMPTION AMOUNT" means, unless otherwise specified in the Applicable Supplement, in relation to a Note or Series, the amount of the original face value thereof less any repayment of principal made to the Holder(s) thereof in respect of such Note or Series.

       "REFERENCE BANKS" means the institutions specified as such or, if none, four major banks selected by the Agent Bank in (a) the interbank market (or, if appropriate, money market) which is most closely connected with the Benchmark if the Relevant Currency is not euro, or (b) London if the Relevant Currency is euro.

       "REGULATED AMORTISATION PERIOD" means the period commencing on the day on which a Regulated Amortisation Trigger Event is deemed to occur pursuant to the terms of the Applicable Supplement and ending (for the purposes of these Conditions) on the earlier of (i) the day on which the Investor Interest is reduced to zero and (ii) the Distribution Date falling on the date specified in the Applicable Supplement.

       "RELEVANT BUSINESS DAY" means:

       (i) in the case of a specified currency (other than euro) and/or one or more specified financial centres, a day (other than a Saturday or a Sunday) on which commercial banks and foreign exchange markets settle payments in London and in the principal financial centre for that currency and/or each of the financial centres so specified; and/or

       (ii) in the case of euro, a day on which the TARGET system is operating.

       "RELEVANT CURRENCY" means the currency specified as such or, if none is specified, the currency in which the Notes are denominated.

       "RELEVANT FINANCIAL CENTRE" means, with respect to any Interest Rate to be determined on an Interest Determination Date, the financial centre as may be specified as such or, if none is so specified, (a) the financial centre with which the relevant Benchmark is most closely connected or, if none is so connected, London, if the Relevant Currency is not euro, or
       (b) London if the Relevant Currency is euro.

       "RELEVANT RATE" means the Benchmark for a Representative Amount of the Relevant Currency for a period (if applicable) equal to the Specified Duration commencing on the Effective Date.

       "RELEVANT TIME" means, with respect to any Interest Determination Date, the local time in the Relevant Financial Centre specified in the Applicable Supplement or, if none is


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       specified, the local time in the Relevant Financial Centre at which it is customary to determine bid and offered rates in respect of deposits in the relevant currency in the interbank market in the Relevant Financial Centre.

       "REPRESENTATIVE AMOUNT" means, with respect to any Interest Rate to be determined on an Interest Determination Date, the amount specified as such or, if none is specified, an amount that is representative for a single transaction in the relevant market at the time.

       "REVOLVING PERIOD" means the period from and including the Issue Date to, but not including, the earlier of the date of commencement of (a) the Controlled Accumulation Period (b) the Regulated Amortisation Period and
       (c) the Rapid Amortisation Period.

       "SPECIFIED DURATION" means, with respect to any Floating Rate to be determined on an Interest Determination Date, the duration specified or, if none is specified, a period of time equal to the relative Interest Period.

       "TARGET SYSTEM" means the Trans-European Automated Real-Time Gross Settlement Express Transfer system.

5.9    AGENT BANK AND REFERENCE BANKS

       The Agent Bank will procure that there shall at all times be four Reference Banks selected by the Agent Bank with offices in the Relevant Financial Centre and a Agent Bank if provision is made for them in the Conditions applicable to this Note and for so long as it is outstanding. If any Reference Bank (acting through its relevant office) is unable or unwilling to continue to act as a Reference Bank, then the Agent Bank will appoint another Reference Bank with an office in the Relevant Financial Centre to act as such in its place. If the Agent Bank is unable or unwilling to act as such or if the Agent Bank fails duly to establish the Interest Rate (as adjusted by any applicable Margin) for any Interest Period or to calculate the Interest Amounts or any other requirements, the Issuer will appoint (with the prior written consent of the Trustee) a successor to act in its place. The Agent Bank may not resign its duties without a successor having been appointed as aforesaid.

5.10   DETERMINATION OR CALCULATION BY TRUSTEE

       If the Agent Bank does not at any time for any reason determine any Interest Rate (as adjusted by any applicable Margin), Interest Amount, Redemption Amount or any other amount to be determined or calculated by it, the Trustee shall determine such Interest Rate (as adjusted by any applicable Margin), Interest Amount, Instalment Amount or other amount as aforesaid at such rate or in such amount as in its absolute discretion (having regard as it shall think fit to the procedures described above, but subject to the terms of the Trust Deed) it shall deem fair and reasonable in all the circumstances or, subject as aforesaid, apply the foregoing provisions of this Condition, with any consequential amendments, to the extent that, in its sole opinion, it can do so and in all other respects it shall do so in such manner as it shall, in its absolute discretion, deem fair and reasonable in the circumstances, and each such determination or calculation shall be deemed to have been made by the Principal Paying Agent or the Agent Bank, as the case may be.

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6.     REDEMPTION

6.1    SCHEDULED REDEMPTION

       Unless the Rapid Amortisation Period or the Regulated Amortisation Period has earlier commenced each Class of Note will be redeemed on its Scheduled Redemption Date as specified in the Applicable Supplement. To the extent that the principal amount which is deposited to the Series Distribution Account on the Scheduled Redemption Date in reduction of the class of Investor Interest corresponding to any Class of Note as specified in the Applicable Supplement (such amount, the "RELEVANT INVESTOR AMOUNT") is less than the Principal Amount Outstanding on such Class of Notes on the Scheduled Redemption Date, then that Class of Notes will be redeemed pro rata to the extent of the Relevant Investor Amount and the Rapid Amortisation Period will commence with effect from such Scheduled Redemption Date. On each Interest Payment Date which thereafter occurs during the Rapid Amortisation Period, such Class of Notes will be redeemed pro rata to the extent of the principal amount which is deposited to the Series Distribution Account on such date in reduction of the corresponding Class of Investor Interest as specified in the Applicable Supplement until the earlier of (a) such time as the relevant Class of Notes has been repaid in full and (b) the Series Termination Date specified in the Applicable Supplement.

6.2    MANDATORY EARLY REDEMPTION

       If the Rapid Amortisation Period or the Regulated Amortisation Period commences in respect of any Class of Notes prior to its Scheduled Redemption Date as specified in the Applicable Supplement, then on each Interest Payment Date which thereafter occurs, such Class of Note will be redeemed pro rata to the extent of the principal amount which is deposited on such date to the Series Distribution Account in reduction of the corresponding Class of Investor Interest as specified in the Applicable Supplement until the earlier of (a) such time as such Class of Notes has been repaid in full and (b) the Series Termination Date specified in the Applicable Supplement.

6.3    OPTIONAL REDEMPTION IN FULL

       Upon giving not more than 60 nor less than 30 days' notice to the Trustee and the Noteholders in accordance with Condition 14, the Issuer may redeem (all but not some only) of the Notes at their then Principal Amount Outstanding together with any accrued but unpaid interest and any Deferred Interest and Additional Interest on any Interest Payment Date on which the aggregate Principal Amount Outstanding of the Notes is less than 10 per cent. of the aggregate Principal Amount Outstanding on the issue of the Notes, provided that, prior to the giving of any such notice, the Issuer shall have provided to the Trustee a certificate signed by two directors of the Issuer to the effect that it will have the funds, not subject to the interest of any other person, required to redeem the Notes as aforesaid and any amounts required under the Trust Deed to be paid in priority to or pari passu with the Notes then outstanding. Any certificate given by or on behalf of the Issuer may be relied upon by the Trustee and shall be conclusive and binding on the Noteholders.

6.4    FINAL REDEMPTION

       If the Notes of any Class have not previously been redeemed in full pursuant to Condition 6.1 or 6.3 above, such Class of Notes will be redeemed at their then Principal Amount Outstanding on the Final Redemption Date specified in the Applicable


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       Supplement together with all accrued and unpaid interest, Deferred
       Interest and Additional Interest.

7.     PAYMENTS

7.1    NOTES

       Payments of principal (or, as the case may be, Redemption Amounts) and interest (or, as the case may be, Interest Amounts) in respect of Notes will, subject as mentioned below, be made against presentation and surrender of the relevant, Notes (in the case of all payments of principal) or Coupons (in the case of interest), as the case may be, at the specified office of the Principal Paying Agent in London or any non-UK Paying Agent specified in the Applicable Supplement by a cheque payable in the currency in which such payment is due drawn on, or, at the option of the Holders by transfer to an account denominated in that currency with, a bank in (a) the principal financial centre of the country of the currency concerned if that currency is not euro, or (b) the principal financial centre of any Member State of the European Communities if that currency is euro; provided that in the case of British pounds sterling, the cheque shall be drawn on a town clearing branch of a bank in the City of London.

7.2    PAYMENTS SUBJECT TO FISCAL LAWS; PAYMENTS ON GLOBAL NOTES

       All payments are subject in all cases to any applicable fiscal or other laws, regulations and directives, but without prejudice to the provisions of Condition 9. No commission or expenses shall be charged to the Holders in respect of such payments.

       Payments of principal (or Redemption Amounts) and interest (or Interest Amounts) in respect of the Notes when represented by a Permanent Global Note will be made against presentation and surrender or, as the case may be, presentation of the Permanent Global Note at the specified office of the Principal Paying Agent in London, or any non-UK Paying Agent specified in the Applicable Supplement subject in all cases to any fiscal or other laws, regulations and directives applicable in the place of payment to the Principal Paying Agent or the bearer of the Permanent Global Note. A record of each payment so made will be endorsed on the schedule to the Permanent Global Note by or on behalf of the Principal Paying Agent which endorsement shall be prima facie evidence that such payment has been made.

7.3    APPOINTMENT OF THE PRINCIPAL PAYING AGENT, THE ISSUE AGENT AND THE AGENT
       BANK#

       The Agents act solely as agents of the Issuer and do not assume any obligation or relationship of agency or trust for or with any Holder. The Issuer reserves the right at any time to vary or terminate the appointment of any Agent, and to appoint additional or other Agents, provided that the Issuer will at all times maintain (i) a Principal Paying Agent which, so long as the Notes are listed on the London Stock Exchange Limited, shall be London, and (ii) a Agent Bank where the Conditions so require one.

7.4    UNMATURED COUPONS AND UNEXCHANGED TALONS

       7.4.1 Subject to the provisions of the Applicable Supplement, upon the due date for redemption of any Note, unmatured Coupons relating to such Note (whether or not attached) shall become void and no payment shall be made in respect of them.

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       7.4.2  Upon the date for redemption of any Note, any unmatured Talon relating to such Note (whether or not attached) shall become void and no Coupon shall be delivered in respect of such Talon.

       7.4.3 Where any Note, is presented for redemption without all unmatured Coupons and any unexchanged Talon relating to it, redemption shall be made only against the provision of such indemnity as the Issuer may require.

7.5    NON-BUSINESS DAYS

       Subject as provided in the Applicable Supplement, if any date for payment in respect of any Note or Coupon is not a business day, the Holder shall not be entitled to payment until the next following business day nor to any interest or other sum in respect of such postponed payment. In this paragraph, "business day" means a day (other than a Saturday or a Sunday) on which banks are open for presentation and payment of debt securities and for dealings in foreign currencies in London and the relevant place of presentation and in the cities referred to in the definition of Business Days set out in the Applicable Supplement or on the face of the
       Notes:

       7.5.1 (in the case of a payment in a currency other than euro) where payment is to be made by transfer to an account maintained with a bank in the relevant currency, on which dealings may be carried on in the relevant currency in the principal financial centre of the country of such currency; or

       7.5.2 (in the case of a payment in euro) a day on which the TARGET system is operating.

7.6    TALONS

       On or after the Interest Payment Date for the final Coupon forming part of a coupon sheet issued in respect of any Note, the Talon forming part of such coupon sheet may be surrendered at the specified office of the Principal Paying Agent in London or any non-UK Paying Agent in exchange for a further coupon sheet (and if necessary another Talon for a further coupon sheet) (but excluding any Coupons which may have become void pursuant to Condition 11).

8.     TAXATION

       All payments in respect of the Notes or Coupons will be made without withholding or deduction for, or on account of, any present or future taxes, duties or charges of whatsoever nature unless the Issuer or any Paying Agent or, where applicable, the Trustee is required by applicable law to make any payment in respect of the Notes or Coupons subject to any withholding or deduction for, or on account of, any present or future taxes, duties or charges of whatsoever nature. In that event, the Issuer, any Paying Agent or the Trustee (as the case may be) shall make such payment after such withholding or deduction has been made and shall account to the relevant authorities for the amount so required to be withheld or deducted. Neither the Issuer, nor any Paying Agent nor the Trustee will be obliged to make any additional payments to the Holders, in respect of such withholding or deduction. The Issuer, or any Paying Agent may require the Holders to provide such certifications and other documents as required by applicable law in order to qualify for exemptions from applicable tax laws.

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9.     EVENTS OF DEFAULT

9.1    OCCURRENCE OF EVENTS OF DEFAULT

       The Trustee at its discretion may, and if so requested by the Priority Secured Creditor of a Series shall (in each case, provided the Trustee is secured, indemnified, or both, to its satisfaction) give notice (an "ENFORCEMENT NOTICE") to the Issuer that the Notes of such Series are, and they shall accordingly immediately become, due and repayable, at their Redemption Amount together with accrued interest, Deferred Interest and Additional Interest, if any, or as otherwise specified in the Applicable Supplement and the Security constituted by the Trust Deed in respect of such Series shall thereupon become enforceable (as provided in the Trust Deed) on the occurrence of any of the following events (each an "EVENT OF DEFAULT"):

       9.1.1 Non-payment: the Issuer fails to pay any amount of principal in respect of the Notes within 7 days of the due date for payment thereof or fails to pay any amount of interest in respect of the Notes within 15 days of the due date for payment thereof; or

       9.1.2 Breach of other obligations: the Issuer defaults in the performance or observance of any of its other obligations under or in respect of the Notes, the Trust Deed, (other than, in any such case, any obligation for the payment of any principal or interest on the Notes) or the Agency Agreement and (except where such default is incapable of remedy) such default remains unremedied for 30 days after the Trustee has given written notice thereof to the Issuer, certifying that such default is, in the opinion of the Trustee, materially prejudicial to the interests of the Noteholders; or

       9.1.3 Unsatisfied judgment: a judgment or order for the payment of any amount is rendered against the Issuer and continues unsatisfied and unstayed for a period of 30 days after the date thereof or, if later, the date therein specified for payment; or

       9.1.4 Security enforced: a secured party and/or encumbrancer takes possession or a receiver, administrative receiver, administrator, examiner, manager or other similar officer is appointed, of the whole or any part of the undertaking, assets and revenues of the Issuer or a distress or execution is levied; or

       9.1.5 Insolvency etc: (i) the Issuer becomes insolvent or is unable to pay its debts as they fall due, (ii) an administrator or liquidator of the Issuer or the whole or any part of the undertaking, assets and revenues of the Issuer is appointed (or application for any such appointment is made), (iii) the Issuer takes any action for a readjustment or deferment of any of its obligations or makes a general assignment or an arrangement or composition with or for the benefit of its creditors or declares a moratorium in respect of any of its indebtedness or any guarantee of indebtedness given by it or (iv) the Issuer ceases or threatens to cease to carry on all or any substantial part of its business; or

       9.1.6 Winding up etc: an order is made or an effective resolution is passed for the winding up, liquidation or dissolution of the Issuer; or

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       9.1.7  Failure to take action etc: any action, condition or thing at any time required to be taken, fulfilled or done in order (i) to enable the Issuer lawfully to enter into, exercise its rights and perform and comply with its obligations under and in respect of the Notes and the Related Documents or (ii) to ensure that those obligations are legal, valid, binding and enforceable (except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganisation or other similar laws affecting the enforcement of the rights of creditors generally and as such enforceability may be limited by the effect of general principles of equity); or

       9.1.8 Unlawfulness: it is or will become unlawful for the Issuer to perform or comply with any of its obligations under or in respect of the Notes or the Related Documents; or

       9.1.9 Government intervention: (i) all or any substantial part of the undertaking, assets and revenues of the Issuer is condemned, seized or otherwise appropriated by any person acting under the authority of any national, regional or local government or (ii) the Issuer is prevented by any such person from exercising normal control over all or any substantial part of its undertaking, assets and revenues.

9.2    VARIATION OF EVENTS OF DEFAULT

       The Events of Default may be varied or amended in respect of any Series of Notes as set out in the Applicable Supplement.

9.3    REALISATION OF THE UNDERLYING ASSETS UPON REDEMPTION

       In the event of the Security constituted under the Trust Deed becoming enforceable following an acceleration of the Notes of a particular Series as provided in this Condition 9, the Trustee shall, but in each case without any liability as to the consequence of such action and without having regard to the effect of, or being required to account for, such action to, the Secured Creditors in relation to such Series, have the right to enforce its rights under the Security Documents, in relation to the relevant Underlying Assets in relation to such Series only, provided that the Trustee shall not be required to take any action that would involve the Trustee in any personal liability or expense unless previously indemnified and/or secured to its satisfaction.

       The provisions of the Trust Deed are expressed to apply separately to each Series. Accordingly, the occurrence of an Event of Default under one Series does not per se constitute and nor does it trigger an Event of Default under any other Series.

10.    ENFORCEMENT

       (a) Only the Trustee may pursue the remedies available under the Trust Deed, the Conditions or any of the Transaction Documents or any of the Trade Documents to enforce the rights of the Secured Creditors in relation to the Underlying Assets of the relevant Series. No Secured Creditor of such Series is entitled to proceed directly against the Issuer or any assets of the Issuer unless the Trustee, having become bound to proceed in accordance with the terms of the Principal Trust Deed, any Supplemental Trust Deed, any Supplementary Security


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              Document executed in relation to the Notes or the Conditions, fails or neglects to do so within a reasonable period and such failure or neglect is continuing. However, the Trustee shall not be bound to take any action to enforce the Security or pursue the remedies available under the Trust Deed, the Conditions (including under Condition 9.1) any of the Transaction Documents or any of the Trade Documents or otherwise take any action unless it is indemnified and/or secured to its satisfaction and has, if so required by the Conditions, been requested to do so by the Priority Secured Creditor in respect of the relevant Series.

       (b) After the date falling three months after the Series Termination Date or, if earlier, realisation of the Security in respect of such Series which has become enforceable and distribution of the net proceeds thereof in accordance with Condition 4, neither the Trustee nor any Secured Creditor in respect of such Series may take any further steps against the Issuer, or any of its assets to recover any sums due but unpaid in respect of the Notes or otherwise and the relevant Related Agreement will provide that the Counterparty may not take any further steps against the Issuer, or any of its assets to recover any sums due to it but unpaid in respect of the relevant Related Agreement in respect of such Series and all claims and all rights to claim against the Issuer in respect of each such sum unpaid shall be extinguished.

       (c) No Secured Creditor, nor the Trustee on its behalf, may institute against, or join any person in instituting against the Issuer any bankruptcy, winding-up, re-organisation, arrangement, insolvency or liquidation proceeding (except for the appointment of a receiver and manager pursuant to the terms of the Trust Deed) or other proceeding under any similar law nor shall any of them have any claim in respect of any such sums over or in respect of any assets of the Issuer which are Security for any other Series. The Secured Creditors accept and agree that the only remedy of the Trustee against the Issuer of any Series after any of the Notes in a Series have become due and payable pursuant to Condition 9 is to enforce the Security for the relevant Series pursuant to the provisions of the Trust Deed and any Supplementary Security Document executed in relation to such Series.

       (d) The net proceeds of enforcement of the Security for the relevant Series may be insufficient to pay all amounts due to the Secured Creditors in respect of such Series, in which event claims in respect of all such amounts will be extinguished.

11.    PRESCRIPTION

       Claims against the Issuer for payment in respect of the Notes or Coupons (which, for this purpose, shall not include Talons) shall be prescribed and become void unless made within ten years (in the case of principal) or five years (in the case of interest) from the appropriate Relevant Date in respect thereof.

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12.    REPLACEMENT OF NOTES, COUPONS AND TALONS

       If any Note, Coupon or Talon is lost, stolen, mutilated, defaced or destroyed it may be replaced, subject to applicable laws and any relevant stock exchange requirements, at the specified office of the Principal Paying Agent or any non-UK Paying Agent specified in the Applicable Supplement, upon payment by the claimant of the expenses incurred in connection with such replacement and on such terms as to evidence, security, indemnity and otherwise as the Issuer may require. Mutilated or defaced Notes, Coupons or Talons must be surrendered before replacements will be issued.

13.    MEETINGS OF NOTEHOLDERS, MODIFICATION, WAIVER, AUTHORISATION AND
       SUBSTITUTION

13.1   MEETINGS OF NOTEHOLDERS

       The Principal Trust Deed contains provisions for convening joint and separate meetings of each Class of Noteholders to consider any matter affecting their interests, including the sanctioning by an Extraordinary Resolution of such Noteholders of the relevant Class of any modification of the Notes of the relevant Class (including these Conditions as they relate to the Notes of such relevant class) or the provisions of any of the Transaction Documents or the Trade Documents, Provided that no modification of certain terms by the Noteholders of any Class including, inter alia, the maturity date of the Notes of the relevant Class or a modification which would have the effect of postponing any day for payment of interest in respect of such Notes, the reduction or cancellation of the amount of principal or premium payable in respect of such Notes, the alteration of the Interest Rate in respect of the currency of payment of such Notes or any alteration of the priority of redemption of such Notes (any such modification in respect of any such class of Notes being referred to below as a "BASIC TERMS MODIFICATION") shall be effective unless such modification is sanctioned by an Extraordinary Resolution of the Noteholders of the other classes of Notes.

       The quorum at any meeting of the Noteholders of any Class of Notes for passing an Extraordinary Resolution shall be two or more persons holding or representing a clear majority of the aggregate Principal Amount Outstanding of the Notes of the relevant Class; Provided however, that, at any meeting the business of which includes the sanctioning of a Basic Terms Modification, the necessary quorum for passing an Extraordinary Resolution shall be two or more persons holding or representing 75 per cent., or more of the aggregate Principal Amount Outstanding of the Notes of the relevant Class.

       Except in the case of a Basic Terms Modification, an Extraordinary Resolution of any Subordinated Secured Creditor shall only be effective if the Trustee is of the opinion that it will not be materially prejudicial to the interests of the Priority Secured Creditor or (if the Trustee is not of that opinion) it is sanctioned by an Extraordinary Resolution of the Priority Secured Creditor. Except in certain circumstances, the Principal Trust Deed imposes no such limitations on the powers of the Priority Secured Creditor, the exercise of which will be binding on each Subordinated Secured Creditor irrespective of the effect on their interests.

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       An Extraordinary Resolution passed at any meeting of the Noteholders of any Class of Notes shall be binding on all Noteholders of the relevant class, whether or not they are present at the meeting. The majority required for an Extraordinary Resolution, including the sanctioning of the Basic Terms Modification, shall be 75 per cent. of the votes cast on that Extraordinary Resolution.

13.2   MODIFICATION OR WAIVER

       The Trustee may agree, without the consent of the Noteholders, or Couponholders to (a) any modification (except a Basic Term Modification) of, or to the waiver or authorisation of any breach or proposed breach of, the Notes including these Conditions, any Transaction Document or any other Trade Document, which is not, in the opinion of the Trustee, materially prejudicial to the interests of the Noteholders the Couponholders or (b) any modification of the Notes, or Coupons (including these Conditions), any Transaction Document or any of the Trade Documents, which in the Trustee's opinion is to correct a manifest error or is of a formal minor or technical nature. Any such modification, waiver, authorisation or determination shall be binding on the Noteholders and the Couponholders and, unless the Trustee agrees otherwise, any such modification shall be notified to the Noteholders in accordance with Condition 14 as soon as practicable thereafter.

13.3   SUBSTITUTION AND ADDITION

       As more fully set forth in the Principal Trust Deed (and subject to the conditions and qualifications therein) subject to such amendment of the Principal Trust Deed and such other conditions as the Trustee may require, but without the consent of the Noteholders, the Trustee may also agree to the substitution of any other body corporate in place of the Issuer as principal debtor under the Principal Trust Deed and the Notes and in the case of such a substitution or addition the Trustee may agree, without the consent of the Noteholders, to a change of the law governing the Notes and/or the Prinicpal Trust Deed provided that such change would not in the opinion of the Trustee be materially prejudicial to the interests of the Noteholders. Any such substitution or addition shall be notified to the Noteholders in accordance with Condition 14 as soon as practicable thereafter.

14.    NOTICES

(a) Notices to the Noteholders shall be deemed to have been duly validly given if published in a leading English language daily newspaper published in London (which is expected to be the Financial Times). Any such notice shall be deemed to have been given on the date of first publication.

(b) Until such time as any Definitive Notes are issued, there may, so long as the Global Note(s) is or are held in its or their entirety on behalf of Euroclear and Cedelbank, be substituted for such publication in such newspaper the delivery of the relevant notice to Euroclear and Cedelbank for communication by them to the holders of the Notes. Any such notice shall be deemed to have been given to the holders of the Notes on the seventh day after the day on which such notice was given to Euroclear and Cedelbank.

(c) Any notices specifying an Interest Rate, an Interest Amount, an amount of Additional Interest or of Deferred Interest, a Redemption Amount or a Principal Amount


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       Outstanding shall be deemed to have been duly given if the information contained in such notice appears on the relevant page of the Reuters Screen or such other medium for the electronic display of data as may be approved by the Trustee and notified to Noteholders (the "RELEVANT SCREEN"). Any such notice shall be deemed to have been given on the first date on which such information appeared on the Relevant Screen. If it is impossible or impracticable to give notice in accordance with this paragraph, then notice of the matters referred to in this Condition shall be given in accordance with the preceding paragraph.

       Copies of all notices given in accordance with these provisions shall be sent to the London Stock Exchange Company Announcements Office, Euroclear and Cedelbank.

15.    GOVERNING LAW

15.1   GOVERNING LAW

       The Principal Trust Deed, the Supplemental Trust Deed, the Notes, the Coupons and the Talons (if any) and the Agency Agreement are governed by and shall be construed in accordance with English law.

15.2   SUBMISSION TO JURISDICTION

       The Issuer has, in the Principal Trust Deed, irrevocably agreed for the benefit of the Secured Creditors that the courts of England shall have jurisdiction to hear and determine any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with the Notes (respectively, "PROCEEDINGS" and "DISPUTES") and, for such purposes, irrevocably submits to the jurisdiction of such courts.



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                                   SCHEDULE 5

                     PROVISIONS FOR MEETINGS OF NOTEHOLDERS

1.A. As used in this Schedule the following expressions shall have the following meanings unless the context otherwise requires:

       (i) "VOTING CERTIFICATE" shall mean an English language certificate issued by a Paying Agent and dated in which it is stated:

              (b) that on the date thereof Notes of the relevant class (not being Notes in respect of which a block voting instruction has been issued and is outstanding in respect of the meeting specified in such voting certificate and any such adjourned meeting) were either deposited with such Paying Agent or (to the satisfaction of such Paying Agent) were held to its order or under its control or blocked by a Depositary holding the same in a manner approved by the Trustee and that no such Notes will cease to be so deposited, held or blocked until the first to occur of:

                     (1) the conclusion of the meeting specified in such certificate or, if applicable, any such adjourned meeting; and

                     (2) the surrender of the certificate to the Paying Agent who issued the same; and

              (c) that until the release of the Notes represented thereby the bearer thereof is entitled to attend and vote at such meeting and any such adjourned meeting in respect of the Notes represented by such certificate;

       (ii) "BLOCK VOTING INSTRUCTION" shall mean an English language document issued by a Paying Agent and dated in which:

              (a) it is certified that Notes of the relevant class (not being Notes in respect of which a voting certificate has been issued and is outstanding in respect of the meeting specified in such block voting instruction and any such adjourned meeting) have been deposited with such Paying Agent or (to the satisfaction of such Paying Agent) are held to its order or under its control or blocked by a Depositary holding the same and that no such Notes will cease to be so deposited, held or blocked until the first to occur of:

                     (1) the conclusion of the meeting specified in such document or, if applicable, any such adjourned meeting; and

                     (2) the surrender to the Paying Agent, not less than 48 hours before the time for which such meeting or any such adjourned meeting is convened, of the receipt issued by such Paying Agent in respect of each such deposited Note which is to be


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                            released or (as the case may require) the Note or
                            Notes ceasing with the agreement of the Paying Agent to be held to its order or under its control or blocked and the giving of notice by the Paying Agent to the Issuer in accordance with paragraph 17 below of the necessary amendment to the block voting instruction;

              (b) it is certified that each holder of such Notes has instructed such Paying Agent or that Euroclear or Cedelbank has advised such Paying Agent that the holder of such Notes has given instructions, that the vote(s) attributable to the Note(s) so deposited, held or blocked should be cast in a particular way in relation to the resolution or resolutions to be put to such meeting or any such adjourned meeting and that all such instructions are during the period commencing 48 hours prior to the time for which such meeting or any such adjourned meeting is convened and ending at the conclusion or adjournment thereof neither revocable or capable of amendment;

              (c) the total number and the serial numbers of the Notes so deposited, held or blocked are listed distinguishing with regard to each such resolution between those in respect of which instructions have been given as aforesaid that the votes attributable thereto should be cast in favour of the resolution and those in respect of which instructions have been so given that the votes attributable thereto should be cast against the resolution; and

              (d) one or more persons named in such document (each hereinafter called "PROXY") is or are authorised and instructed by such Paying Agent to cast the votes attributable to the Notes so listed in accordance with the instructions referred to in (c) above as set out in such document.

       (iii) "PRINCIPAL AMOUNT OUTSTANDING" shall mean in relation to a Note on any date, the principal amount of the Note upon issue less the aggregate amount of all principal payments in respect of that Note that have been paid by the Issuer to the Noteholder prior to such date in accordance with the Conditions.

       (iv) "48 HOURS" shall mean a period of 48 hours including all or part of two days upon which banks are open for business in both the place where the relevant meeting is to be held and in each of the places where the Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of two days upon which banks are open for business as aforesaid; and

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       (v)    "24 HOURS" shall mean a period of 24 hours including all or part of a day upon which banks are open for business in both the place where the relevant meeting is to be held and in each of the places where the Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of a day upon which banks are open for business as aforesaid.

       Voting certificates and block voting instructions will only be issued in respect of Notes blocked in the Noteholder's account with a Depositary in favour of the Paying Agent or deposited with any Paying Agent (or to the satisfaction of such Paying Agent held to its order or under its control as referred to in this paragraph 1) not less than 48 hours before the time for which the meeting or the poll to which the same relate has been convened or called and shall be valid for so long as the relevant Notes continued to be so blocked, deposited or held pursuant to this paragraph 1.

       The holder of any voting certificate or the proxies named in any block voting instruction shall for all purposes in connection with the relevant meeting or adjourned meeting of Noteholders be deemed to be the holder of the Notes to which such voting certificate or block voting instruction relates and the Paying Agent with which such Notes have been deposited or the person holding the same to the order or under the control of such Paying Agent or the person holding the same blocked as aforesaid shall be deemed for such purposes not to be the holder of those Notes.

  B. Unless the context otherwise requires or unless otherwise defined in this Schedule, terms defined in the MTN Master Definitions Schedule (including the Conditions) shall have the same meaning in this Schedule.

2. The Issuer or the Trustee may at any time and the Issuer shall upon a requisition in writing signed by the holders of not less than one-tenth of the Notes of the relevant class for the time being then outstanding, convene a meeting of the Noteholders of such Class or, and if the Issuer makes default for a period of seven days in convening such a meeting the same may be convened by the Trustee or the requisitionists. Whenever the Issuer is about to convene any such meeting, it shall immediately give notice in writing to the Trustee of the date, time and place thereof and the nature of the business to be transacted. Every such meeting shall be held at such place as the Trustee may appoint or approve.

3. At least 21 days' notice (exclusive of the day on which the notice is given and the day on which the meeting is held) specifying the place, day and hour of meeting shall be given by the Trustee (if the meeting is convened by the Trustee) or by the Issuer (if the meeting is convened by the Issuer on its own behalf or upon requisition by the Noteholders pursuant to paragraph 2) to the relevant Noteholders prior to any meeting of the relevant Noteholders in the manner provided by Condition 14. Such notice shall state generally the nature of the business to be transacted at the meeting thereby convened and (except


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       for an Extraordinary Resolution) it shall not be necessary to specify in such notice the terms of any resolution to be proposed. Such notice shall include a statement to the effect that Notes may be deposited with Paying Agents or (to their satisfaction) held to their order or under their control or blocked by a Depositary holding the same in a manner approved by the Trustee for the purpose of obtaining voting certificates or appointing proxies until 48 hours before the time fixed for the meeting but not thereafter. A copy of the notice shall be sent by post to the Trustee (unless the meeting is convened by the Trustee) and to the Issuer (unless the meeting is convened by the Issuer).

4. Some person (who may but need not be a Noteholder or, if applicable, a Noteholder of the relevant class of Notes) nominated in writing by the Trustee shall be entitled to take the chair at every such meeting but if no such nomination is made or if at any meeting the person nominated shall not be present within fifteen minutes after the time appointed for holding the meeting the relevant Noteholders present shall choose one of their number to be Chairman.

5. At any such meeting two or more persons present holding Notes and/or voting certificates and/or being proxies in respect thereof and holding or representing in the aggregate not less than one-tenth of the principal amount of Notes of the relevant class for the time being outstanding, shall form a quorum for the transaction of business and no business (other than the choosing of a Chairman) shall be transacted at any meeting unless the requisite quorum be present at the commencement of business. The quorum at any such meeting for passing an Extraordinary Resolution shall (subject as provided below) be two or more persons present holding Notes or voting certificates in respect thereof or being proxies or representatives and holding or representing in the aggregate a clear majority of the aggregate Principal Amount Outstanding of the Notes of the relevant class for the time being outstanding, provided that at any meeting the business of which (in relation to the relevant class of Notes):

       (1) includes the sanctioning of a modification of the date of maturity of the Notes;

       (2) would have the effect of modifying any day for payment of interest on the Notes or the Rate of Interest (as defined in Condition 5.3) applicable in respect of the Notes or modifying the method of determining the same;

       (3) includes reducing or cancelling (or, in the case of the Notes, increasing) the amount of principal or the rate of interest payable in respect of the Notes;

       (4) would have the effect of altering the currency of payment of the Notes;

       (5) would have the effect of sanctioning any such scheme or proposal as is described in paragraph 18(i) below;

       (6) would have the effect of altering the majority required to pass an Extraordinary Resolution or the manner in which such majority is constituted;

       (7) would have the effect of altering the manner or priority of redemption of the Notes; or

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       (8)    would have the effect of altering this proviso or the proviso to paragraph 6 below,

       the quorum shall be two or more persons present holding Notes or voting certificates or being proxies and holding or representing in the aggregate not less than seventy-five per cent. of the of the aggregate Principal Amount Outstanding of the Notes of the relevant class for the time being outstanding. Such matters shall only be capable of being effected after having been approved by Extraordinary Resolutions of Noteholders of each class of Notes outstanding at such time.

6. If within fifteen minutes after the time appointed for any such meeting a quorum is not present the meeting shall, if convened upon the requisition of the Noteholders be dissolved. In any other case it shall stand adjourned to the same day in the next week (or if such day is a public holiday the next succeeding business day) at the same time and place (except in the case of a meeting at which an Extraordinary Resolution is to be proposed in which case it shall stand adjourned for such period being not less than 14 days nor more than 42 days, and at such place as may be appointed by the Chairman of the meeting and approved by the Trustee) and at such adjourned meeting two or more persons present holding Notes and/or voting certificates and/or being proxies in respect thereof (whatever the aggregate of the Principal Amount Outstanding of the Notes of the relevant class so held or represented by them shall (subject as provided below) form a quorum and shall (subject as provided below) have power to pass any Extraordinary Resolution or other resolution and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had the requisite quorum been present. Provided that, subject to proviso (i) to paragraph 18 below, at any adjourned meeting the business of which includes any of the matters specified in the proviso to paragraph 5 above, the quorum shall be two or more persons present holding Notes and/or voting certificates or being proxies in respect thereof and holding or representing in the aggregate 33(1)/3 per cent. of the aggregate of the Principal Amount Outstanding of the Notes of the relevant class then outstanding.

7. Notice of any adjourned meeting at which an Extraordinary Resolution is to be submitted shall be given in the same manner as notice of an original meeting but as if 10 were substituted for 21 in paragraph 3 above and such notice shall (except in cases where the proviso to paragraph 6 above shall apply when it shall state the relevant quorum) state that the persons present holding Notes and/or voting certificates and/or being proxies in respect thereof at the adjourned meeting (whatever the aggregate of the Principal Amount Outstanding of the Notes of the relevant class then outstanding held) will form a quorum if at least two such persons are present. Subject as aforesaid it shall not be necessary to give any notice of any adjourned meeting.

8. Every resolution submitted to a meeting shall (subject to paragraph 21) be decided by a simple majority, in the first instance by a show of hands, then (subject to paragraph 9) by a poll and in case of equality of votes the Chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a Noteholder of the relevant class (in the case of Notes in definitive form) and/or as a holder of a voting certificate and/or as a proxy.

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9.     At any meeting, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the Chairman or the Issuer or by two or more persons present holding Notes and/or voting certificates and/or being proxies and holding or representing in the aggregate not less than one-fiftieth part of the Principal Amount Outstanding of the Notes of the relevant class then outstanding a declaration by the Chairman that a resolution has been carried by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of that fact without proof of the number or proportion of the votes recorded in favour or against such resolution.

10. Subject to paragraph 12 below, if at any such meeting a poll is so demanded, it shall be taken in such manner and subject as hereinafter provided either at once or after an adjournment as the Chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the motion on which the poll has been demanded.

11. The Chairman may with the consent of (and shall if directed by) any such meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully (but for lack of required quorum) have been transacted at the meeting from which the adjournment took place.

12. Any poll demanded at any such meeting on the election of a Chairman or on any question of adjournment shall be taken at the meeting without adjournment.

13. The Trustee and the Issuer (through their respective officers, employees, advisers, agents or other representatives) and their respective financial and legal advisers should be entitled to attend and speak at any meeting of the Noteholders. Save as aforesaid [but without prejudice to the proviso to the definition of "OUTSTANDING" in the Master Definitions Schedule] no person shall be entitled to attend and speak nor shall any person be entitled to vote at any meeting of the Noteholders or join with others in requesting the convening of such a meeting or to exercise the rights conferred on the Noteholders by Conditions 8 and 13 or, unless he either produces the Note(s) of which he is the holder or a voting certificate or is a proxy.

14. Subject as provided in paragraph 13 hereof at any meeting on a show of hands every person who is present in person and produces a Definitive Note of the relevant class or a voting certificate or is a proxy shall have one vote or on a poll every person who is so present shall have one vote in respect of each (pound)1 in Principal Amount Outstanding of the Notes of the relevant class so produced or represented by the voting certificate so produced or in respect of which he is a proxy.

       Without prejudice to the obligations of the proxies named in any block voting instruction any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way.

15.    The proxies need not be Noteholders.

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


16. Each block voting instruction together (if so required by the Trustee) with proof satisfactory to the Trustee of its due execution on behalf of the relevant Paying Agent shall be deposited at such place as the Trustee shall approve not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the proxies named in the block voting instruction propose to vote and in default of such deposit the block voting instruction shall not be treated as valid unless the Chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. A notarially certified copy of each block voting instruction shall, unless the Trustee otherwise agrees, be deposited with the Trustee before the commencement of the meeting or adjourned meeting but the Trustee shall not thereby be obliged to investigate or be concerned with the validity of or the authority of the proxies named in any such block voting instruction.

17. Any vote cast in accordance with the terms of a block voting instruction shall be valid notwithstanding the previous revocation or amendment of the block voting instruction or of any of the Noteholder's instructions pursuant to which it was executed, provided that no intimation in writing of such revocation or amendment shall have been received from the relevant Paying Agent by the Issuer at its registered office (or such other place as may have been approved by the Trustee for the purpose) by the time being 24 hours before the time appointed for holding the meeting or adjourned meeting at which the block voting instruction is to be used.

18. A meeting of the Noteholders shall, in respect of Notes of the relevant class only and insofar as it affects Notes of the relevant class, and in addition to the powers hereinbefore given, have the following powers exercisable by Extraordinary Resolution (subject to the provisions relating to quorum contained in paragraphs 5 and 6 above) only, namely:

       (a) power to sanction any compromise or arrangement proposed to be made between the Issuer and the Noteholders;

       (b) power to sanction any abrogation, modification (including for the avoidance of doubt a modification which would have the effect of increasing the amount of principal or the rate of interest payable (in respect of the Notes)), compromise or arrangement in respect of the rights of the Noteholders against the Issuer or against any of its property or against any other person whether such rights shall arise under this Deed, any of the Notes or otherwise;

       (c) power to assent to any modification of the provisions contained in this Deed, the Conditions or the Notes which shall be proposed by the Issuer or the Trustee;

       (d) power to give any authority or sanction which under the provisions of this Deed (including the Conditions) is required to be given by Extraordinary Resolution;

       (e) power to appoint any persons (whether Noteholders or not) as a committee or committees to represent the interests of the Noteholders and to confer upon such committee or committees any powers or discretions


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

              which the Noteholders could themselves exercise by Extraordinary Resolution;

       (f) power to approve of a person to be appointed a trustee and power to remove any trustee or trustees for the time being of this Deed;

       (g) power to discharge or exonerate the Trustee from all liability in respect of any act or omission for which the Trustee may have become responsible under this Deed or under the Notes;

       (h) power to authorise the Trustee to concur in and execute and do all such deeds, instruments, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution;

       (i) power to sanction any such substitution as is referred to in Condition 13, but without prejudice to the Trustee's powers in relation thereto or any scheme or proposal for the exchange or sale of the Notes for, or the conversion of any of the Notes into, or the cancellation of any of the Notes in consideration of shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or securities of the Issuer or of any other company formed or to be formed, or for or into or in consideration of cash, or partly for or into or in consideration of such shares, stock, notes, bonds, debenture stock and/or other obligations and/or securities as aforesaid and partly for or into or in consideration of cash; and

       (j) power to authorise the Trustee or any receiver appointed by it where it or he shall have entered into possession of the security to discontinue enforcement of any security constituted by this Deed and the Deed of Charge either unconditionally or upon any conditions, provided that:

       (i) no modification involving any of the matters referred to in the proviso to paragraph 5 above passed by Noteholders who are Priority Secured Creditors shall be effective unless it is sanctioned by an Extraordinary Resolution of each Class of Noteholders who are Subordinated Secured Creditors in respect of such Series;

       (ii) no other Extraordinary Resolution of Noteholders who are Subordinated Secured Creditors in respect of any Series shall be effective unless (a) the Trustee is of the opinion that it will not be materially prejudicial to the interests of the Noteholders who are Priority Secured Creditors of such Series, or (b) it is sanctioned by an Extraordinary Resolution of such Priority Secured Creditors;

19. The following provisions shall apply where outstanding Notes belong to more than one class:

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


       (a) business which in the opinion of the Trustee affects the Notes of only one class shall be transacted at a separate meeting of the Noteholders of that class;

       (b) business which in the opinion of the Trustee affects the Notes of more than one class but does not give rise to an actual or potential conflict of interest between the Noteholders of one such class and the Noteholders of any other class shall be transacted either at separate meetings of the Noteholders of each such class or at a single meeting of the Noteholders of all such classes as the Trustee shall in its absolute discretion determine;

       (c) business which in the opinion of the Trustee affects the Notes of more than one class and gives rise to an actual or potential conflict of interest between the Noteholders of one such class and the Noteholders of any other such class shall be transacted at separate meetings of the Noteholders of each such class; and

       (d) as may be necessary to give effect to the above provisions, the preceding paragraphs of this Schedule shall be applied as if references to the Notes and Noteholders were to the Notes of the relevant class and to the Noteholders of such Notes.

20. Subject to the provisos to paragraph 18 above, any resolution passed at a meeting of the Noteholders duly convened and held in accordance with this Deed shall be binding upon all the Noteholders of the relevant class or classes (as the case may be) whether present or not present at such meeting and whether or not voting and any resolution passed at a meeting of the Priority Secured Creditors of any Series duly convened and held as aforesaid shall also be binding upon all the Subordinated Secured Creditors of whatever Class of such Series.

       All of the relevant classes of Noteholders shall be bound to give effect to any such resolutions accordingly and the passing of any such resolution shall be conclusive evidence that the circumstances justify the passing thereof. Notice of the result of the voting on any resolution duly considered by the Noteholders shall be published (at the cost of the Issuer) in accordance with Condition 14 by the Issuer within 14 days of such result being known, provided that the non-publication of such notice shall not invalidate such resolution.

21. The expression "EXTRAORDINARY RESOLUTION" when used in this Deed means a resolution passed at a meeting of the Noteholders duly convened and held in accordance with the provisions herein contained by a majority consisting of seventy-five per cent. of the persons voting thereat upon a show of hands or if a poll be duly demanded then by a majority consisting of not less than seventy-five per cent. of the votes given on such poll.

22. Minutes of all resolutions and proceedings at every such meeting as aforesaid shall be made and duly entered in books to be from time to time provided for that purpose by the Issuer and any such Minutes as aforesaid if purporting to be signed by the Chairman of the meeting at which such resolutions were passed or proceedings had shall be conclusive evidence of the matters therein contained and until the contrary is proved


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

       every such meeting in respect of the proceedings of which Minutes have been made shall be deemed to have been duly held and convened and all resolutions passed or proceedings had thereat to have been duly passed or had.

23. Where appropriate, subject to the provisions of the Security Trust Deed and the relevant Conditions, joint meetings of different classes of Noteholders or of Noteholders of different Series may be held to consider the same resolution and/or, as the case may be, the same Extraordinary Resolution and the provisions of this Schedule shall apply mutatis mutandis thereto.

24. Subject to all other provisions contained in this Deed the Trustee may without the consent of the Issuer or the Noteholders prescribe such further resolutions regarding the requisitioning and/or the holding of meetings of Noteholders and attendance and voting thereat as the Trustee may in its sole discretion think fit.

References herein to a "RESOLUTION DULY PASSED AT A MEETING OF THE NOTEHOLDERS" shall include, where the context permits, a resolution in writing signed by or on behalf of all Noteholders of the relevant class who for the time being are entitled to receive notice of a meeting in accordance with the provisions herein contained. Such resolution in writing may be contained in one document or in several documents in like form each signed by or on behalf of one or more of such Noteholders.



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ISSUER

Executed as a deed by                       )
BARCLAYCARD FUNDING PLC                     ) D. ROGER FINNEY
acting by two directors                     ) PETER S. CROOK
in the presence of:                         )

GINA HARTNETT

MTN CASH MANAGER AND INITIAL TRANSFEROR

Executed as a deed by                       )
BARCLAYS BANK PLC                           ) MARK WINTER
acting by its duly authorised  attorney     )
in the presence of:                         )

GINA HARTNETT

TRUSTEE

Executed as a deed by                       )
THE BANK OF NEW YORK                        ) MICHAEL HELLMUTH
acting by its duly authorised               )
attorney in the presence of                 )

GINA HARTNETT

RECEIVABLES TRUSTEE

Executed as a deed by                       )
GRACECHURCH RECEIVABLES                     )
TRUSTEE LIMITED                             ) PETER S. CROOK
acting by two directors/a director and      ) RICHARD GERWAT
the secretary in the presence of:           )

GINA HARTNETT
SHANE HOLLYWOOD


                                      112